UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2016

*	This Form N-CSR pertains to the following series of the Registrant: MFS Corporate Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, and MFS Total Return Bond Fund. The remaining series of the Registrant, MFS Inflation-Adjusted Bond Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

April 30, 2016

MFS® CORPORATE BOND FUND

MFB-ANN

MFS® CORPORATE BOND FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Markets have largely recovered after a significant bout of volatility earlier this year. Oil prices have rebounded sharply, and the dollar has weakened against most currencies.

Global economic growth remains sluggish, and almost every major central bank — aside from the U.S. Federal Reserve — is continuing to loosen monetary policy. This should help keep interest rates lower for longer on a global basis.

Even with a weaker dollar, soft global growth continues to negatively impact U.S. exports. In Europe, a crucial referendum on Britain’s continued membership in the European Union is set for June 23. China continues to face headwinds in its shift to a consumer-led economy, which is weighing on its manufacturing sector. Emerging markets have been beneficiaries of the weaker U.S. dollar and firmer commodity prices.

At MFS®, we believe it is best to view markets through a long lens, and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

June 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	76.8%
High Yield Corporates	14.5%
Floating Rate Loans	2.2%
Emerging Markets Bonds	1.2%
Commercial Mortgage-Backed Securities	0.3%
Collateralized Debt Obligations	0.1%
Asset-Backed Securities (o)	0.0%
Residential Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	1.4%
A	20.3%
BBB	54.9%
BB	15.8%
B	1.6%
CCC (o)	0.0%
C	0.1%
Not Rated (o)	0.0%
Non-Fixed Income (o)	0.0%
Cash & Cash Equivalents	4.9%
Other (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	6.5
Average Effective Maturity (m)	10.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bond and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

From time to time Other may be negative due to equivalent exposure from currency derivatives and/or offsets to derivative positions.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 4/30/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2016, Class A shares of the MFS Corporate Bond Fund (“fund”) provided a total return of 2.83%, at net asset value. This compares with a return of 2.77% for the fund’s benchmark, the Barclays U.S. Credit Bond Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle late in the period, Fed officials said they would be cautious regarding further tightening due to concerns over global economic and financial conditions. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period, though dollar strength ebbed moderately late in the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

According to data from the Fed, the 10-year US Treasury yield finished the period at 1.78%, a modest decrease of 16 basis points. However, this masked quite a bit of volatility during the period, as yields spiked as high as 2.49% during the second quarter of 2015. As oil prices rose, payroll growth remained steady and the market started to anticipate the first increase in the US Federal Funds rate since 2006. While the Fed raised short-term interest rates in December of 2015, concerns about weaker global growth, especially out of China and other emerging markets, and further declines in oil prices, caused 10-Year US Treasury yields to subsequently decline. Additionally, given this fragile global backdrop, the Fed continues to tread carefully with respect to the pace and timing of additional interest rate hikes.

4

Management Review – continued

Factors Affecting Performance

Relative to the Barclays U.S. Credit Bond Index, the fund’s shorter duration (d) exposure benefited relative performance as interest rates were generally elevated for the majority of the period, despite ending the period flat. The fund’s return derived from yield, which was greater than that of the benchmark, was a positive factor for relative results. Additionally, bond selection, particularly within industrials, banks and finance, further strengthened relative performance.

Conversely, the fund’s greater exposure to “BBB”, “BB” and “B” rated (r) securities held back relative performance as these credit quality sectors underperformed higher-rated issues.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/08/74	2.83%	4.57%	6.19%	N/A
B	9/07/93	2.06%	3.81%	5.43%	N/A
C	1/03/94	2.06%	3.81%	5.42%	N/A
I	1/02/97	3.01%	4.82%	6.46%	N/A
R1	4/01/05	2.06%	3.81%	5.40%	N/A
R2	10/31/03	2.58%	4.33%	5.92%	N/A
R3	4/01/05	2.83%	4.59%	6.18%	N/A
R4	4/01/05	3.09%	4.84%	6.46%	N/A
R5	6/01/12	3.20%	N/A	N/A	4.41%
Comparative benchmark
Barclays U.S. Credit Bond Index (f)		2.77%	4.90%	5.87%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.54)%	3.67%	5.73%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.90)%	3.47%	5.43%	N/A
C With CDSC (1% for 12 months) (v)		1.07%	3.81%	5.42%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

7

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2015 through April 30, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Expenses Paid During Period (p) 11/01/15 -4/30/16
A	Actual	0.81%	$1,000.00	$1,041.00	$4.11
	Hypothetical (h)	0.81%	$1,000.00	$1,020.84	$4.07
B	Actual	1.57%	$1,000.00	$1,037.20	$7.95
	Hypothetical (h)	1.57%	$1,000.00	$1,017.06	$7.87
C	Actual	1.57%	$1,000.00	$1,036.47	$7.95
	Hypothetical (h)	1.57%	$1,000.00	$1,017.06	$7.87
I	Actual	0.56%	$1,000.00	$1,041.55	$2.84
	Hypothetical (h)	0.56%	$1,000.00	$1,022.08	$2.82
R1	Actual	1.57%	$1,000.00	$1,036.45	$7.95
	Hypothetical (h)	1.57%	$1,000.00	$1,017.06	$7.87
R2	Actual	1.07%	$1,000.00	$1,039.72	$5.43
	Hypothetical (h)	1.07%	$1,000.00	$1,019.54	$5.37
R3	Actual	0.82%	$1,000.00	$1,041.00	$4.16
	Hypothetical (h)	0.82%	$1,000.00	$1,020.79	$4.12
R4	Actual	0.57%	$1,000.00	$1,041.53	$2.89
	Hypothetical (h)	0.57%	$1,000.00	$1,022.03	$2.87
R5	Actual	0.45%	$1,000.00	$1,042.90	$2.29
	Hypothetical (h)	0.45%	$1,000.00	$1,022.63	$2.26

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 92.0%
Issuer	Shares/Par	Value ($)
Aerospace - 0.3%
Lockheed Martin Corp., 3.55%, 1/15/2026	$9,857,000	$10,566,753

Asset-Backed & Securitized - 0.4%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.038%, 12/28/2040 (z)	$1,475,966	$1,071,784
BlackRock Capital Finance LP, 7.75%, 9/25/2026 (z)	143,783	28,024
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/2049	2,920,000	2,966,524
Falcon Franchise Loan LLC, FRN, 54.063%, 1/05/2025 (i)(z)	79,876	19,313
Greenwich Capital Commercial Funding Corp., FRN, 6.129%, 7/10/2038	2,125,000	2,126,709
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.929%, 6/15/2049	1,467,768	1,503,090
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.759%, 7/15/2042 (n)(q)	4,734,928	836,483
KKR Financial CLO Ltd., “C”, FRN, 2.068%, 5/15/2021 (n)	3,651,630	3,604,926
LB Commercial Conduit Mortgage Trust, FRN, 1.187%, 2/18/2030 (i)	893,355	6,763
LB Commercial Conduit Mortgage Trust, FRN, 2.26%, 9/15/2030 (i)	1,132,641	8,191
Morgan Stanley Capital I, Inc., FRN, 1.133%, 11/15/2030 (i)(n)	4,936,063	67,135

		$12,238,942
Automotive - 3.3%
American Honda Finance Corp., 2.125%, 2/28/2017 (n)	$3,328,000	$3,364,016
Delphi Automotive PLC, 4.15%, 3/15/2024	422,000	443,098
Delphi Automotive PLC, 4.25%, 1/15/2026	11,551,000	12,241,657
General Motors Co., 6.6%, 4/01/2036	1,500,000	1,755,195
General Motors Co., 6.25%, 10/02/2043	10,919,000	12,305,353
General Motors Financial Co., Inc., 2.75%, 5/15/2016	1,740,000	1,740,999
General Motors Financial Co., Inc., 3.45%, 4/10/2022	11,528,000	11,570,596
Lear Corp., 4.75%, 1/15/2023	7,510,000	7,772,850
Lear Corp., 5.25%, 1/15/2025	17,224,000	18,300,500
Nissan Motor Acceptance Corp., 1.95%, 9/12/2017 (n)	15,896,000	16,010,483
Volkswagen Group America Finance LLC, 2.4%, 5/22/2020 (n)	16,138,000	15,997,357

		$101,502,104
Biotechnology - 0.7%
Life Technologies Corp., 6%, 3/01/2020	$19,411,000	$21,837,239

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - 1.8%
21st Century Fox America, Inc., 8.5%, 2/23/2025	$4,931,000	$6,599,877
21st Century Fox America, Inc., 6.15%, 2/15/2041	3,000,000	3,707,118
Omnicom Group, Inc., 3.6%, 4/15/2026	11,456,000	11,927,346
Omnicom Group, Inc., 3.625%, 5/01/2022	13,717,000	14,555,068
Omnicom Group, Inc., 3.65%, 11/01/2024	3,435,000	3,631,698
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	5,075,000	5,071,229
SES S.A., 3.6%, 4/04/2023 (n)	1,680,000	1,659,507
Time Warner, Inc., 5.35%, 12/15/2043	6,056,000	6,783,320

		$53,935,163
Brokerage & Asset Managers - 1.6%
CME Group, Inc., 3%, 3/15/2025	$10,133,000	$10,314,168
Franklin Resources, Inc., 1.375%, 9/15/2017	3,705,000	3,718,275
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	6,672,000	6,872,080
Intercontinental Exchange, Inc., 4%, 10/15/2023	16,230,000	17,173,320
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	10,952,000	11,354,355

		$49,432,198
Building - 1.4%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$7,431,000	$7,758,187
Masco Corp., 4.375%, 4/01/2026	13,202,000	13,598,060
Masco Corp., 4.45%, 4/01/2025	5,390,000	5,625,866
Mohawk Industries, Inc., 3.85%, 2/01/2023	11,265,000	11,633,816
Owens Corning, Inc., 4.2%, 12/15/2022	4,120,000	4,238,672

		$42,854,601
Business Services - 2.8%
Cisco Systems, Inc., 2.2%, 2/28/2021	$14,891,000	$15,195,223
Equinix, Inc., 5.75%, 1/01/2025	15,055,000	15,751,745
Fidelity National Information Services, Inc., 2%, 4/15/2018	1,475,000	1,479,112
Fidelity National Information Services, Inc., 5%, 3/15/2022	11,230,000	11,728,309
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	4,532,000	4,592,434
Fidelity National Information Services, Inc., 5%, 10/15/2025	9,309,000	10,278,086
Fiserv, Inc., 2.7%, 6/01/2020	8,911,000	9,137,928
MSCI, Inc., 5.75%, 8/15/2025 (n)	15,656,000	16,654,070

		$84,816,907
Cable TV - 2.7%
CCO Safari II LLC, 6.384%, 10/23/2035 (n)	$8,610,000	$9,938,489
Comcast Corp., 4.2%, 8/15/2034	5,916,000	6,336,716
Comcast Corp., 4.65%, 7/15/2042	1,789,000	2,018,870
Comcast Corp., 4.75%, 3/01/2044	10,775,000	12,472,741
Cox Communications, Inc., 6.25%, 6/01/2018 (n)	1,735,000	1,859,458
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)	2,215,000	2,251,339

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
SIRIUS XM Radio, Inc., 5.75%, 8/01/2021 (n)	$12,925,000	$13,555,094
SIRIUS XM Radio, Inc., 5.375%, 4/15/2025 (n)	1,635,000	1,671,788
Time Warner Cable, Inc., 8.25%, 4/01/2019	6,150,000	7,219,559
Time Warner Cable, Inc., 5%, 2/01/2020	1,480,000	1,614,982
Time Warner Cable, Inc., 4.5%, 9/15/2042	9,034,000	8,463,015
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	1,734,000	2,294,718
Videotron Ltd., 5%, 7/15/2022	13,220,000	13,715,750

		$83,412,519
Chemicals - 1.1%
LYB International Finance B.V., 4.875%, 3/15/2044	$8,684,000	$9,068,884
LyondellBasell Industries N.V., 5%, 4/15/2019	4,761,000	5,137,348
LyondellBasell Industries N.V., 6%, 11/15/2021	9,720,000	11,409,336
Monsanto Co., 4.7%, 7/15/2064	8,975,000	7,948,224

		$33,563,792
Computer Software - 1.2%
Microsoft Corp., 3.125%, 11/03/2025	$18,500,000	$19,529,322
Oracle Corp., 3.4%, 7/08/2024	9,697,000	10,315,300
VeriSign, Inc., 4.625%, 5/01/2023	7,628,000	7,837,770

		$37,682,392
Computer Software - Systems - 0.1%
Apple, Inc., 4.375%, 5/13/2045	$3,713,000	$3,933,645

Conglomerates - 0.5%
General Electric Capital Corp., 5.5%, 1/08/2020	$2,434,000	$2,780,587
Roper Industries, Inc., 1.85%, 11/15/2017	12,204,000	12,257,270

		$15,037,857
Consumer Products - 1.4%
Hasbro, Inc., 5.1%, 5/15/2044	$9,929,000	$10,279,236
Mattel, Inc., 1.7%, 3/15/2018	2,812,000	2,804,874
Mattel, Inc., 5.45%, 11/01/2041	6,847,000	6,963,426
Newell Rubbermaid, Inc., 5.375%, 4/01/2036	4,080,000	4,471,194
Newell Rubbermaid, Inc., 2.05%, 12/01/2017	6,178,000	6,222,568
Newell Rubbermaid, Inc., 3.85%, 4/01/2023	10,546,000	11,027,077

		$41,768,375
Consumer Services - 1.4%
Priceline Group, Inc., 3.65%, 3/15/2025	$7,059,000	$7,228,444
Service Corp. International, 5.375%, 1/15/2022	1,705,000	1,785,987
Service Corp. International, 5.375%, 5/15/2024	18,149,000	19,328,685
Visa, Inc., 4.15%, 12/14/2035	14,578,000	15,859,275

		$44,202,391

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Containers - 2.0%
Ball Corp., 5%, 3/15/2022	$5,370,000	$5,625,612
Ball Corp., 4%, 11/15/2023	6,003,000	5,941,469
Ball Corp., 5.25%, 7/01/2025	10,370,000	10,907,996
Crown American LLC, 4.5%, 1/15/2023	15,217,000	15,521,340
Sealed Air Corp., 5.5%, 9/15/2025 (n)	20,780,000	22,052,775

		$60,049,192
Defense Electronics - 0.4%
BAE Systems Holdings, Inc., 6.375%, 6/01/2019 (n)	$10,202,000	$11,470,160

Electrical Equipment - 0.3%
Arrow Electronics, Inc., 3.5%, 4/01/2022	$4,412,000	$4,408,166
Molex Electronic Technologies LLC, 3.9%, 4/15/2025 (n)	5,906,000	5,770,132

		$10,178,298
Electronics - 2.1%
Flextronics International Ltd., 4.625%, 2/15/2020	$16,917,000	$17,659,149
Flextronics International Ltd., 4.75%, 6/15/2025	6,626,000	6,609,435
Jabil Circuit, Inc., 4.7%, 9/15/2022	3,601,000	3,658,832
Lam Research Corp., 2.75%, 3/15/2020	4,586,000	4,597,804
NXP B.V./NXP Funding LLC, 4.125%, 6/15/2020 (n)	16,491,000	16,944,503
Tyco Electronics Group S.A., 6.55%, 10/01/2017	2,450,000	2,620,792
Tyco Electronics Group S.A., 2.375%, 12/17/2018	1,303,000	1,316,575
Tyco Electronics Group S.A., 3.5%, 2/03/2022	11,088,000	11,491,160

		$64,898,250
Emerging Market Quasi-Sovereign - 0.3%
Comision Federal de Electricidad, 5.75%, 2/14/2042 (n)	$878,000	$864,830
Comision Federal de Electricidad, 5.75%, 2/14/2042	8,403,000	8,276,955
Petroleos Mexicanos, 4.875%, 1/18/2024	18,000	17,933

		$9,159,718
Emerging Market Sovereign - 0.5%
Republic of Argentina, 7.625%, 4/22/2046 (z)	$15,647,000	$15,388,825

Energy - Independent - 0.7%
Concho Resources, Inc., 5.5%, 4/01/2023	$8,311,000	$8,373,333
EQT Corp., 4.875%, 11/15/2021	7,176,000	7,239,199
Pioneer Natural Resources Co., 7.5%, 1/15/2020	5,653,000	6,467,665

		$22,080,197
Energy - Integrated - 0.6%
BP Capital Markets PLC, 2.521%, 1/15/2020	$2,680,000	$2,743,020
Exxon Mobil Corp., 2.726%, 3/01/2023	16,510,000	16,896,301

		$19,639,321

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Entertainment - 0.2%
Carnival Corp., 1.875%, 12/15/2017	$4,565,000	$4,584,712

Financial Institutions - 1.7%
Aercap Ireland Capital Ltd., 4.625%, 10/30/2020	$2,323,000	$2,415,920
CIT Group, Inc., 6.625%, 4/01/2018 (n)	7,448,000	7,848,330
GE Capital International Funding Co., 2.342%, 11/15/2020 (n)	7,038,000	7,200,690
International Lease Finance Corp., 7.125%, 9/01/2018 (n)	3,221,000	3,533,437
International Lease Finance Corp., 5.875%, 8/15/2022	15,000,000	16,425,000
Navient Corp., 6%, 1/25/2017	15,703,000	15,958,174

		$53,381,551
Food & Beverages - 6.4%
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023	$15,541,000	$16,196,706
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036	20,325,000	22,228,091
Conagra Foods, Inc., 1.9%, 1/25/2018	6,517,000	6,553,417
Constellation Brands, Inc., 7.25%, 9/01/2016	18,881,000	19,187,816
Constellation Brands, Inc., 4.25%, 5/01/2023	15,849,000	16,562,205
J.M. Smucker Co., 2.5%, 3/15/2020	2,783,000	2,841,777
J.M. Smucker Co., 3.5%, 10/15/2021	12,140,000	12,898,956
J.M. Smucker Co., 4.375%, 3/15/2045	2,974,000	3,110,730
Kraft Foods Group, Inc., 6.5%, 2/09/2040	12,504,000	15,753,977
Kraft Heinz Co., 5%, 7/15/2035 (n)	4,020,000	4,485,653
Kraft Heinz Foods Co., 3.5%, 7/15/2022 (n)	7,915,000	8,352,715
Mead Johnson Nutrition Co., 4.125%, 11/15/2025	5,203,000	5,567,605
PepsiCo, Inc., 4.45%, 4/14/2046	6,411,000	7,155,445
Pernod Ricard S.A., 5.75%, 4/07/2021 (n)	4,451,000	5,063,769
SABMiller Holdings, Inc., 3.75%, 1/15/2022 (n)	20,995,000	22,430,575
Smithfield Foods, Inc., 6.625%, 8/15/2022	4,652,000	4,919,490
SYSCO Corp., 2.5%, 7/15/2021	4,796,000	4,854,353
Tyson Foods, Inc., 4.5%, 6/15/2022	8,026,000	8,881,933
Tyson Foods, Inc., 5.15%, 8/15/2044	3,239,000	3,706,874
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)	4,831,000	4,993,964
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	2,809,000	2,951,366

		$198,697,417
Food & Drug Stores - 1.2%
CVS Health Corp., 3.375%, 8/12/2024	$100,000	$105,086
CVS Health Corp., 4.875%, 7/20/2035	10,653,000	11,941,512
CVS Health Corp., 5.75%, 6/01/2017	605,000	635,438
CVS Health Corp., 2.75%, 12/01/2022	3,513,000	3,587,036
CVS Health Corp., 5.75%, 5/15/2041	3,147,000	3,884,647
Walgreens Boots Alliance, Inc., 2.7%, 11/18/2019	12,906,000	13,344,249
Walgreens Boots Alliance, Inc., 4.5%, 11/18/2034	4,328,000	4,320,396

		$37,818,364

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Forest & Paper Products - 0.8%
Georgia-Pacific LLC, 5.4%, 11/01/2020 (n)	$13,758,000	$15,503,918
International Paper Co., 6%, 11/15/2041	5,640,000	6,568,682
Packaging Corp. of America, 3.9%, 6/15/2022	2,554,000	2,589,774

		$24,662,374
Gaming & Lodging - 1.0%
Wyndham Worldwide Corp., 2.5%, 3/01/2018	$7,176,000	$7,183,068
Wyndham Worldwide Corp., 4.25%, 3/01/2022	18,435,000	19,337,025
Wyndham Worldwide Corp., 5.1%, 10/01/2025	4,492,000	4,836,941

		$31,357,034
Insurance - 1.2%
American International Group, Inc., 4.7%, 7/10/2035	$9,821,000	$9,996,904
American International Group, Inc., 4.5%, 7/16/2044	12,351,000	11,932,672
Unum Group, 7.125%, 9/30/2016	12,200,000	12,490,604
Unum Group, 4%, 3/15/2024	1,537,000	1,547,023

		$35,967,203
Insurance - Health - 1.5%
Aetna, Inc., 1.5%, 11/15/2017	$3,281,000	$3,292,779
Anthem, Inc., 1.875%, 1/15/2018	9,382,000	9,420,888
Humana, Inc., 7.2%, 6/15/2018	10,075,000	11,193,345
UnitedHealth Group, Inc., 4.625%, 7/15/2035	20,120,000	22,710,752

		$46,617,764
Insurance - Property & Casualty - 2.6%
Aon Corp., 6.25%, 9/30/2040	$1,832,000	$2,224,592
Aon PLC, 4.6%, 6/14/2044	2,060,000	2,060,128
AXIS Capital Holdings Ltd., 5.875%, 6/01/2020	1,810,000	2,013,078
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	8,920,000	9,200,329
Chubb Corp., 6.375% to 4/15/2017, FRN to 3/29/2067	1,838,000	1,580,680
Chubb INA Holdings, Inc., 2.3%, 11/03/2020	3,464,000	3,544,625
Chubb INA Holdings, Inc., 2.875%, 11/03/2022	8,035,000	8,325,256
CNA Financial Corp., 5.875%, 8/15/2020	6,010,000	6,730,425
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	8,346,000	8,032,407
Marsh & McLennan Cos., Inc., 2.55%, 10/15/2018	4,402,000	4,482,790
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	8,500,000	9,364,688
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	6,766,000	6,933,269
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	1,842,000	1,828,454
XL Group PLC, 5.75%, 10/01/2021	6,890,000	7,861,621
ZFS Finance USA Trust V, 6.5% to 5/09/2017, FRN to 5/09/2067 (n)	4,913,000	4,925,282

		$79,107,624

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - 9.1%
Bank of America Corp., 2%, 1/11/2018	$25,000,000	$25,115,800
Bank of America Corp., 1.75%, 6/05/2018	4,800,000	4,818,883
Bank of America Corp., 7.625%, 6/01/2019	1,290,000	1,495,879
Bank of America Corp., 5.625%, 7/01/2020	360,000	404,545
Bank of America Corp., 4.125%, 1/22/2024	16,866,000	17,881,215
Bank of America Corp., 3.5%, 4/19/2026	12,371,000	12,503,605
Bank of America Corp., 5.2% to 6/01/2023, FRN to 12/31/2049	6,497,000	6,042,210
Bank of America Corp., FRN, 6.1%, 12/29/2049	13,507,000	13,515,442
Goldman Sachs Group, Inc., 2.625%, 4/25/2021	11,876,000	11,942,054
Goldman Sachs Group, Inc., 4.8%, 7/08/2044	7,916,000	8,502,227
Goldman Sachs Group, Inc., 5.15%, 5/22/2045	3,670,000	3,773,655
JPMorgan Chase & Co., 4.25%, 10/15/2020	6,107,000	6,605,826
JPMorgan Chase & Co., 4.5%, 1/24/2022	26,589,000	29,363,881
JPMorgan Chase & Co., 3.25%, 9/23/2022	3,915,000	4,065,281
JPMorgan Chase & Co., 3.125%, 1/23/2025	13,262,000	13,298,086
JPMorgan Chase & Co., 6.75% to 2/01/2024, FRN to 1/29/2049	10,747,000	11,889,943
Merrill Lynch & Co., Inc., 6.05%, 5/16/2016	3,281,000	3,286,811
Morgan Stanley, 2.5%, 4/21/2021	7,620,000	7,634,402
Morgan Stanley, 5.5%, 7/28/2021	5,652,000	6,420,881
Morgan Stanley, 4%, 7/23/2025	6,843,000	7,199,500
Morgan Stanley, 3.95%, 4/23/2027	9,795,000	9,780,660
PNC Bank N.A., 2.6%, 7/21/2020	11,281,000	11,590,720
PNC Funding Corp., 5.625%, 2/01/2017	7,355,000	7,585,690
Regions Financial Corp., 2%, 5/15/2018	15,862,000	15,840,396
Wachovia Corp., 6.605%, 10/01/2025	7,936,000	9,739,789
Wells Fargo & Co., 4.1%, 6/03/2026	12,997,000	13,672,376
Wells Fargo & Co., 5.9% to 6/15/2024, FRN to 12/29/2049	9,738,000	9,969,278
Wells Fargo & Co., 5.875% to 6/15/2025, FRN to 12/31/2049	6,631,000	7,082,737

		$281,021,772
Medical & Health Technology & Services - 3.0%
Becton, Dickinson and Co., 3.734%, 12/15/2024	$3,161,000	$3,364,954
Becton, Dickinson and Co., 4.685%, 12/15/2044	9,974,000	11,034,506
Davita Healthcare Partners, Inc., 5%, 5/01/2025	5,530,000	5,530,000
Fresenius Medical Care US Finance II, Inc., 6.5%, 9/15/2018 (n)	7,266,000	7,983,154
Fresenius US Finance II, Inc., 4.25%, 2/01/2021 (n)	1,610,000	1,670,375
HCA, Inc., 5.25%, 6/15/2026	10,033,000	10,421,779
HCA, Inc., 4.75%, 5/01/2023	9,090,000	9,317,250
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	4,792,000	4,884,385
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	8,278,000	8,438,022
McKesson Corp., 5.7%, 3/01/2017	5,010,000	5,197,504
McKesson Corp., 7.5%, 2/15/2019	920,000	1,059,967
McKesson Corp., 2.7%, 12/15/2022	2,842,000	2,834,403

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Thermo Fisher Scientific, Inc., 3.15%, 1/15/2023	$1,177,000	$1,198,740
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	9,452,000	9,579,725
Universal Health Services, Inc., 4.75%, 8/01/2022 (n)	11,190,000	11,413,800

		$93,928,564
Medical Equipment - 1.7%
Medtronic, Inc., 3.5%, 3/15/2025	$32,749,000	$35,126,053
Medtronic, Inc., 4.375%, 3/15/2035	3,458,000	3,850,991
Zimmer Holdings, Inc., 4.45%, 8/15/2045	12,279,000	12,386,269

		$51,363,313
Metals & Mining - 1.8%
Barrick Gold Corp., 3.85%, 4/01/2022	$3,225,000	$3,305,119
Barrick Gold Corp., 4.1%, 5/01/2023	4,188,000	4,324,487
Barrick North America Finance LLC, 4.4%, 5/30/2021	4,188,000	4,464,031
Barrick North America Finance LLC, 5.75%, 5/01/2043	11,972,000	12,421,333
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/2022	3,016,000	2,518,360
Freeport-McMoRan Oil & Gas LLC, 6.875%, 2/15/2023	8,351,000	7,515,900
Kinross Gold Corp., 5.95%, 3/15/2024	9,796,000	9,232,730
Southern Copper Corp., 6.75%, 4/16/2040	2,884,000	2,868,475
Southern Copper Corp., 5.25%, 11/08/2042	11,462,000	9,874,593

		$56,525,028
Midstream - 3.9%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$12,850,000	$12,535,561
Dominion Gas Holdings LLC, 2.8%, 11/15/2020	9,949,000	10,167,132
Energy Transfer Partners LP, 9.7%, 3/15/2019	1,560,000	1,764,245
Energy Transfer Partners LP, 5.2%, 2/01/2022	2,477,000	2,502,449
Energy Transfer Partners LP, 6.5%, 2/01/2042	2,418,000	2,345,508
Energy Transfer Partners LP, 5.15%, 2/01/2043	8,888,000	7,528,492
Enterprise Products Operating LLC, 5.2%, 9/01/2020	2,000,000	2,200,200
Enterprise Products Operating LLC, 3.9%, 2/15/2024	2,924,000	3,043,115
Enterprise Products Operating LLC, 4.45%, 2/15/2043	4,527,000	4,323,113
Enterprise Products Operating LLC, 4.85%, 3/15/2044	3,231,000	3,260,913
Enterprise Products Partners LP, 6.3%, 9/15/2017	2,590,000	2,750,492
Enterprise Products Partners LP, 7.034% to 1/15/18, FRN to 1/15/2068	1,472,000	1,508,800
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	4,075,000	4,389,851
Kinder Morgan (Delaware), Inc., 5.55%, 6/01/2045	1,787,000	1,664,914
Kinder Morgan Energy Partners LP, 6.85%, 2/15/2020	4,303,000	4,748,098
Kinder Morgan Energy Partners LP, 6.5%, 4/01/2020	5,018,000	5,456,719
Kinder Morgan Energy Partners LP, 3.5%, 3/01/2021	3,745,000	3,669,520
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	100,000	96,543
Kinder Morgan Energy Partners LP, 7.4%, 3/15/2031	3,627,000	3,856,477

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Kinder Morgan Energy Partners LP, 6.5%, 9/01/2039	$1,000,000	$999,900
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	5,922,000	5,324,683
ONEOK Partners LP, 2%, 10/01/2017	7,668,000	7,628,993
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	12,865,000	12,607,700
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	1,257,000	1,225,575
Spectra Energy Capital LLC, 8%, 10/01/2019	5,750,000	6,604,801
Sunoco Logistics Partners LP, 5.3%, 4/01/2044	2,984,000	2,663,411
Williams Cos., Inc., 5.75%, 6/24/2044	7,000,000	5,460,000

		$120,327,205
Natural Gas - Distribution - 0.5%
NiSource Finance Corp., 3.85%, 2/15/2023	$10,894,000	$11,531,996
NiSource Finance Corp., 4.8%, 2/15/2044	4,239,000	4,608,344

		$16,140,340
Network & Telecom - 3.8%
AT&T, Inc., 2.45%, 6/30/2020	$5,778,000	$5,868,472
AT&T, Inc., 4.75%, 5/15/2046	15,772,000	15,892,214
AT&T, Inc., 5.65%, 2/15/2047	17,526,000	19,743,863
Verizon Communications, Inc., 4.5%, 9/15/2020	25,714,000	28,431,455
Verizon Communications, Inc., 3%, 11/01/2021	12,119,000	12,564,300
Verizon Communications, Inc., 5.05%, 3/15/2034	8,076,000	8,863,628
Verizon Communications, Inc., 6%, 4/01/2041	4,310,000	5,246,934
Verizon Communications, Inc., 6.55%, 9/15/2043	15,460,000	20,392,312

		$117,003,178
Oils - 1.4%
Marathon Petroleum Corp., 3.4%, 12/15/2020	$21,354,000	$21,503,862
Marathon Petroleum Corp., 4.75%, 9/15/2044	6,090,000	5,090,144
Valero Energy Corp., 4.9%, 3/15/2045	17,086,000	15,931,277

		$42,525,283
Other Banks & Diversified Financials - 2.2%
BPCE S.A., 4.5%, 3/15/2025 (n)	$6,746,000	$6,642,820
Capital One Bank (USA) N.A., 3.375%, 2/15/2023	8,400,000	8,452,811
Capital One Financial Corp., 3.75%, 4/24/2024	7,016,000	7,249,661
Citizens Financial Group, Inc., 4.3%, 12/03/2025	9,478,000	9,779,182
Discover Bank, 7%, 4/15/2020	17,724,000	20,089,179
Discover Financial Services, 3.95%, 11/06/2024	300,000	299,633
Discover Financial Services, 3.75%, 3/04/2025	3,622,000	3,590,112
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	3,146,000	3,909,534
Intesa Sanpaolo S.p.A., 5.71%, 1/15/2026 (n)	3,304,000	3,210,807
Macquarie Group Ltd., 3%, 12/03/2018 (n)	2,352,000	2,413,462

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
U.S. Bancorp, 3%, 3/15/2022	$2,601,000	$2,720,264

		$68,357,465
Personal Computers & Peripherals - 0.5%
Equifax, Inc., 3.3%, 12/15/2022	$14,996,000	$15,569,222

Pharmaceuticals - 4.5%
Actavis Funding SCS, 3.45%, 3/15/2022	$6,859,000	$7,026,682
Actavis Funding SCS, 4.75%, 3/15/2045	2,271,000	2,297,180
Actavis, Inc., 1.875%, 10/01/2017	3,180,000	3,188,987
Actavis, Inc., 3.25%, 10/01/2022	4,118,000	4,168,738
Actavis, Inc., 4.625%, 10/01/2042	4,240,000	4,202,188
Bayer U.S. Finance LLC, 3.375%, 10/08/2024 (n)	4,933,000	5,244,317
Biogen, Inc., 3.625%, 9/15/2022	12,455,000	13,289,759
Celgene Corp., 2.875%, 8/15/2020	18,498,000	19,158,009
Forest Laboratories, Inc., 4.375%, 2/01/2019 (n)	24,838,000	26,212,833
Gilead Sciences, Inc., 3.7%, 4/01/2024	10,392,000	11,215,628
Gilead Sciences, Inc., 3.65%, 3/01/2026	21,622,000	23,102,631
Gilead Sciences, Inc., 4.5%, 2/01/2045	4,419,000	4,710,906
Johnson & Johnson, 2.05%, 3/01/2023	9,205,000	9,284,402
Mylan, Inc., 2.55%, 3/28/2019	3,618,000	3,624,458
Mylan, Inc., 3.125%, 1/15/2023 (n)	3,000,000	2,897,511

		$139,624,229
Pollution Control - 0.2%
Republic Services, Inc., 5.25%, 11/15/2021	$6,200,000	$7,070,201

Railroad & Shipping - 0.8%
Canadian Pacific Railway Co., 7.25%, 5/15/2019	$11,151,000	$12,792,383
Canadian Pacific Railway Co., 4.5%, 1/15/2022	6,058,000	6,626,010
CSX Corp., 7.375%, 2/01/2019	5,360,000	6,155,628

		$25,574,021
Real Estate - Healthcare - 0.2%
HCP, Inc., REIT, 3.875%, 8/15/2024	$6,222,000	$6,103,651

Real Estate - Office - 0.5%
Boston Properties LP, REIT, 3.7%, 11/15/2018	$6,162,000	$6,457,271
Boston Properties LP, REIT, 3.85%, 2/01/2023	3,562,000	3,779,567
Vornado Realty LP, REIT, 2.5%, 6/30/2019	3,697,000	3,731,134

		$13,967,972

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Other - 0.2%
Host Hotels & Resorts, Inc., REIT, 4.75%, 3/01/2023	$2,843,000	$2,995,578
Host Hotels & Resorts, Inc., REIT, 4%, 6/15/2025	3,783,000	3,765,965

		$6,761,543
Real Estate - Retail - 1.0%
DDR Corp., REIT, 3.625%, 2/01/2025	$6,848,000	$6,724,702
Simon Property Group, Inc., REIT, 1.5%, 2/01/2018 (n)	9,465,000	9,503,920
Simon Property Group, Inc., REIT, 10.35%, 4/01/2019	5,828,000	7,159,069
Simon Property Group, Inc., REIT, 4.375%, 3/01/2021	7,340,000	8,112,652

		$31,500,343
Restaurants - 0.5%
McDonald’s Corp., 4.875%, 12/09/2045	$11,641,000	$13,154,994
YUM! Brands, Inc., 5.35%, 11/01/2043	1,030,000	826,575

		$13,981,569
Retailers - 3.7%
Bed Bath & Beyond, Inc., 5.165%, 8/01/2044	$9,077,000	$8,214,812
Best Buy Co., Inc., 5%, 8/01/2018	8,415,000	8,893,309
Best Buy Co., Inc., 5.5%, 3/15/2021	4,750,000	5,070,625
Dollar General Corp., 4.125%, 7/15/2017	21,009,000	21,666,603
Dollar General Corp., 4.15%, 11/01/2025	5,508,000	5,843,514
Gap, Inc., 5.95%, 4/12/2021	23,607,000	25,175,685
Home Depot, Inc., 3%, 4/01/2026	7,218,000	7,548,274
Home Depot, Inc., 4.875%, 2/15/2044	10,313,000	12,175,579
L Brands, Inc., 6.875%, 11/01/2035	3,949,000	4,343,900
Limited Brands, Inc., 7%, 5/01/2020	11,059,000	12,773,145
Limited Brands, Inc., 5.625%, 2/15/2022	3,218,000	3,551,868

		$115,257,314
Specialty Chemicals - 0.2%
Ecolab, Inc., 2.25%, 1/12/2020	$600,000	$602,589
Ecolab, Inc., 4.35%, 12/08/2021	4,000,000	4,456,192

		$5,058,781
Telecommunications - Wireless - 2.8%
American Tower Corp., REIT, 4.5%, 1/15/2018	$5,760,000	$6,021,153
American Tower Corp., REIT, 4.7%, 3/15/2022	7,973,000	8,572,179
American Tower Corp., REIT, 3.5%, 1/31/2023	3,999,000	4,096,092
American Tower Corp., REIT, 4%, 6/01/2025	12,172,000	12,737,122
CC Holdings GS V LLC, 2.381%, 12/15/2017	5,000,000	5,059,930
Crown Castle International Corp., 5.25%, 1/15/2023	4,570,000	5,072,700
Crown Castle International Corp., 4.45%, 2/15/2026	15,364,000	16,503,609
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	1,400,000	1,497,141

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
SBA Tower Trust, 2.898%, 10/15/2044 (n)	$9,621,000	$9,653,338
T-Mobile USA, Inc., 6%, 4/15/2024	16,950,000	17,733,937

		$86,947,201
Tobacco - 2.6%
Altria Group, Inc., 4%, 1/31/2024	$3,204,000	$3,541,980
B.A.T. International Finance PLC, 2.125%, 6/07/2017 (n)	8,948,000	9,024,845
Imperial Tobacco Finance PLC, 4.25%, 7/21/2025 (n)	17,708,000	19,065,655
Philip Morris International, Inc., 4.875%, 11/15/2043	7,949,000	9,255,482
Reynolds American, Inc., 2.3%, 8/21/2017	9,055,000	9,168,387
Reynolds American, Inc., 8.125%, 6/23/2019	6,504,000	7,758,075
Reynolds American, Inc., 6.875%, 5/01/2020	5,000,000	5,895,990
Reynolds American, Inc., 3.25%, 6/12/2020	1,586,000	1,663,084
Reynolds American, Inc., 4%, 6/12/2022	5,408,000	5,880,897
Reynolds American, Inc., 4.45%, 6/12/2025	4,045,000	4,479,700
Reynolds American, Inc., 5.7%, 8/15/2035	4,634,000	5,531,467

		$81,265,562
Transportation - Services - 0.4%
ERAC USA Finance LLC, 6.375%, 10/15/2017 (n)	$1,400,000	$1,494,038
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	2,391,000	2,531,820
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	3,679,000	4,754,990
ERAC USA Finance LLC, 5.625%, 3/15/2042 (n)	2,420,000	2,811,205
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	1,850,000	1,868,126

		$13,460,179
Utilities - Electric Power - 2.3%
Alabama Power Co., 4.15%, 8/15/2044	$4,231,000	$4,441,666
American Electric Power Co., Inc., 1.65%, 12/15/2017	8,244,000	8,235,352
Berkshire Hathaway Energy, 4.5%, 2/01/2045	5,432,000	6,027,076
CMS Energy Corp., 6.25%, 2/01/2020	6,891,000	7,885,895
CMS Energy Corp., 5.05%, 3/15/2022	5,159,000	5,820,441
Dominion Resources, Inc., 2.5%, 12/01/2019	3,550,000	3,612,221
DTE Electric Co., 3.7%, 3/15/2045	2,077,000	2,110,608
Duke Energy Corp., 1.625%, 8/15/2017	3,267,000	3,274,942
EDP Finance B.V., 4.9%, 10/01/2019 (n)	3,830,000	4,040,535
EDP Finance B.V., 5.25%, 1/14/2021 (n)	6,828,000	7,191,386
PPL Capital Funding, Inc., 4.2%, 6/15/2022	2,500,000	2,696,843
PPL Capital Funding, Inc., 5%, 3/15/2044	5,193,000	5,750,920
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	5,693,000	6,306,563
PSEG Power LLC, 5.32%, 9/15/2016	1,727,000	1,753,161
Waterford 3 Funding Corp., 8.09%, 1/02/2017	2,119,476	2,119,489

		$71,267,098
Total Bonds (Identified Cost, $2,737,006,026)		$2,842,443,916

22

Portfolio of Investments – continued

Floating Rate Loans (g)(r) - 2.2%
Issuer	Shares/Par	Value ($)
Aerospace - 0.5%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/2020	$15,000,000	$14,971,875

Automotive - 0.4%
Allison Transmission, Inc., Term Loan B3, 3.5%, 8/23/2019	$13,473,810	$13,485,034

Containers - 0.4%
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/2021	$13,473,810	$13,480,547

Gaming & Lodging - 0.4%
Hilton Worldwide Finance LLC, Term Loan B, 3.5%, 10/26/2020	$13,473,810	$13,505,810

Medical & Health Technology & Services - 0.5%
DaVita Healthcare Partners, Inc., Term Loan B, 3.5%, 6/24/2021	$13,473,810	$13,507,495
Total Floating Rate Loans (Identified Cost, $69,296,195)		$68,950,761

	Strike Price	First Exercise
Warrants - 0.0%
Medical & Health Technology & Services - 0.0%
HealthSouth Corp. (1 share for 1 warrant), (Identified Cost, $0) (a)	$41.40	1/04/16	3,048	$11,003

Money Market Funds - 6.0%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	185,634,149	$185,634,149
Total Investments (Identified Cost, $2,991,936,370)		$3,097,039,829

Other Assets, Less Liabilities - (0.2)%		(5,435,920)
Net Assets - 100.0%		$3,091,603,909

(a)	Non-income producing security.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $410,672,070 representing 13.3% of net assets.
(q)	Interest received was less than stated coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

23

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.038%, 12/28/2040	3/01/06	$1,475,966	$1,071,784
BlackRock Capital Finance LP, 7.75%, 9/25/2026	10/10/96-1/03/97	140,522	28,024
Falcon Franchise Loan LLC, FRN, 54.063%, 1/05/2025	1/29/03	6,800	19,313
Republic of Argentina, 7.625%, 4/22/2046	4/28/16	15,467,060	15,388,825
Total Restricted Securities			$16,507,946
% of Net assets			0.5%

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $2,806,302,221)	$2,911,405,680
Underlying affiliated funds, at cost and value	185,634,149
Total investments, at value (identified cost, $2,991,936,370)	$3,097,039,829
Cash	56,405
Receivables for
Investments sold	46,771,822
Fund shares sold	12,341,651
Interest	29,820,568
Other assets	9,684
Total assets	$3,186,039,959
Liabilities
Payables for
Distributions	$567,842
Investments purchased	88,313,702
Fund shares reacquired	3,976,037
Payable to affiliates
Investment adviser	99,178
Shareholder servicing costs	1,093,687
Distribution and service fees	66,747
Payable for independent Trustees’ compensation	32,301
Accrued expenses and other liabilities	286,556
Total liabilities	$94,436,050
Net assets	$3,091,603,909
Net assets consist of
Paid-in capital	$3,025,694,813
Unrealized appreciation (depreciation) on investments	105,103,459
Accumulated distributions in excess of net realized gain on investments	(37,057,567)
Accumulated distributions in excess of net investment income	(2,136,796)
Net assets	$3,091,603,909
Shares of beneficial interest outstanding	221,149,123

25

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,709,594,551	122,236,795	$13.99
Class B	72,297,803	5,180,511	13.96
Class C	264,423,522	18,967,958	13.94
Class I	720,809,391	51,562,551	13.98
Class R1	7,144,820	512,138	13.95
Class R2	58,938,354	4,213,876	13.99
Class R3	65,654,563	4,694,442	13.99
Class R4	148,265,869	10,598,526	13.99
Class R5	44,475,036	3,182,326	13.98

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.61 [100 / 95.75 x $13.99]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$112,771,137
Dividends from underlying affiliated funds	353,598
Total investment income	$113,124,735
Expenses
Management fee	$10,720,050
Distribution and service fees	7,831,913
Shareholder servicing costs	3,612,043
Administrative services fee	444,214
Independent Trustees’ compensation	48,936
Custodian fee	222,647
Shareholder communications	565,596
Audit and tax fees	71,902
Legal fees	24,653
Miscellaneous	303,446
Total expenses	$23,845,400
Fees paid indirectly	(75)
Reduction of expenses by investment adviser and distributor	(248,646)
Net expenses	$23,596,679
Net investment income	$89,528,056
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(13,662,048)
Change in unrealized appreciation (depreciation) on investments	$6,691,409
Net realized and unrealized gain (loss) on investments	$(6,970,639)
Change in net assets from operations	$82,557,417

See Notes to Financial Statements

27

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2016	2015
Change in net assets
From operations
Net investment income	$89,528,056	$86,410,083
Net realized gain (loss) on investments	(13,662,048)	20,856,323
Net unrealized gain (loss) on investments	6,691,409	4,169,697
Change in net assets from operations	$82,557,417	$111,436,103
Distributions declared to shareholders
From net investment income	$(93,714,442)	$(94,218,312)
From net realized gain on investments	(7,212,382)	—
Total distributions declared to shareholders	$(100,926,824)	$(94,218,312)
Change in net assets from fund share transactions	$304,232,659	$168,773,940
Total change in net assets	$285,863,252	$185,991,731
Net assets
At beginning of period	2,805,740,657	2,619,748,926
At end of period (including accumulated distributions in excess of net investment income of $2,136,796 and $3,030,513, respectively)	$3,091,603,909	$2,805,740,657

See Notes to Financial Statements

28

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.11	$14.02	$14.38	$13.86	$13.64
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.46	$0.44	$0.46	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.13	(0.28)	0.61	0.32
Total from investment operations	$0.38	$0.59	$0.16	$1.07	$0.91
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.50)	$(0.48)	$(0.55)	$(0.69)
From net realized gain on investments	(0.04)	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.50)	$(0.50)	$(0.52)	$(0.55)	$(0.69)
Net asset value, end of period (x)	$13.99	$14.11	$14.02	$14.38	$13.86
Total return (%) (r)(s)(t)(x)	2.83	4.27	1.18	7.82	6.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.83	0.82	0.83	0.84
Expenses after expense reductions (f)	0.82	0.82	0.81	0.83	0.84
Net investment income	3.24	3.26	3.19	3.24	4.38
Portfolio turnover	30	29	31	47	47
Net assets at end of period (000 omitted)	$1,709,595	$1,572,022	$1,489,744	$1,766,159	$1,350,525

See Notes to Financial Statements

29

Financial Highlights – continued

Class B	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.08	$13.99	$14.35	$13.82	$13.60
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.34	$0.35	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.13	(0.29)	0.62	0.32
Total from investment operations	$0.28	$0.48	$0.05	$0.97	$0.81
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.39)	$(0.37)	$(0.44)	$(0.59)
From net realized gain on investments	(0.04)	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.40)	$(0.39)	$(0.41)	$(0.44)	$(0.59)
Net asset value, end of period (x)	$13.96	$14.08	$13.99	$14.35	$13.82
Total return (%) (r)(s)(t)(x)	2.06	3.49	0.42	7.11	6.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.58	1.57	1.58	1.60
Expenses after expense reductions (f)	1.57	1.57	1.57	1.58	1.60
Net investment income	2.50	2.52	2.44	2.51	3.64
Portfolio turnover	30	29	31	47	47
Net assets at end of period (000 omitted)	$72,298	$80,296	$87,094	$112,822	$89,789

Class C	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.06	$13.97	$14.33	$13.81	$13.58
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.34	$0.35	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.13	(0.29)	0.61	0.33
Total from investment operations	$0.28	$0.48	$0.05	$0.96	$0.82
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.39)	$(0.37)	$(0.44)	$(0.59)
From net realized gain on investments	(0.04)	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.40)	$(0.39)	$(0.41)	$(0.44)	$(0.59)
Net asset value, end of period (x)	$13.94	$14.06	$13.97	$14.33	$13.81
Total return (%) (r)(s)(t)(x)	2.06	3.50	0.42	7.04	6.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.58	1.57	1.58	1.60
Expenses after expense reductions (f)	1.57	1.57	1.57	1.58	1.60
Net investment income	2.50	2.52	2.45	2.49	3.62
Portfolio turnover	30	29	31	47	47
Net assets at end of period (000 omitted)	$264,424	$271,920	$276,008	$412,671	$280,260

See Notes to Financial Statements

30

Financial Highlights – continued

Class I	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.11	$14.01	$14.38	$13.86	$13.64
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.49	$0.47	$0.49	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.14	(0.29)	0.61	0.33
Total from investment operations	$0.41	$0.63	$0.18	$1.10	$0.95
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.53)	$(0.51)	$(0.58)	$(0.73)
From net realized gain on investments	(0.04)	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.54)	$(0.53)	$(0.55)	$(0.58)	$(0.73)
Net asset value, end of period (x)	$13.98	$14.11	$14.01	$14.38	$13.86
Total return (%) (r)(s)(x)	3.01	4.60	1.36	8.09	7.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.58	0.57	0.58	0.60
Expenses after expense reductions (f)	0.57	0.57	0.57	0.58	0.60
Net investment income	3.48	3.50	3.43	3.44	4.58
Portfolio turnover	30	29	31	47	47
Net assets at end of period (000 omitted)	$720,809	$553,364	$446,377	$666,992	$361,290

Class R1	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.07	$13.98	$14.34	$13.82	$13.59
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.36	$0.34	$0.36	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.12	(0.29)	0.60	0.32
Total from investment operations	$0.28	$0.48	$0.05	$0.96	$0.82
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.39)	$(0.37)	$(0.44)	$(0.59)
From net realized gain on investments	(0.04)	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.40)	$(0.39)	$(0.41)	$(0.44)	$(0.59)
Net asset value, end of period (x)	$13.95	$14.07	$13.98	$14.34	$13.82
Total return (%) (r)(s)(x)	2.06	3.49	0.42	7.04	6.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.58	1.57	1.58	1.60
Expenses after expense reductions (f)	1.57	1.57	1.57	1.58	1.60
Net investment income	2.50	2.53	2.44	2.58	3.67
Portfolio turnover	30	29	31	47	47
Net assets at end of period (000 omitted)	$7,145	$7,978	$21,548	$8,672	$10,894

See Notes to Financial Statements

31

Financial Highlights – continued

Class R2	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.11	$14.02	$14.38	$13.86	$13.63
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.42	$0.41	$0.43	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.13	(0.29)	0.60	0.33
Total from investment operations	$0.35	$0.55	$0.12	$1.03	$0.89
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.46)	$(0.44)	$(0.51)	$(0.66)
From net realized gain on investments	(0.04)	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.47)	$(0.46)	$(0.48)	$(0.51)	$(0.66)
Net asset value, end of period (x)	$13.99	$14.11	$14.02	$14.38	$13.86
Total return (%) (r)(s)(x)	2.58	4.01	0.93	7.56	6.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.08	1.07	1.08	1.10
Expenses after expense reductions (f)	1.07	1.07	1.07	1.08	1.10
Net investment income	3.00	3.01	2.94	3.03	4.15
Portfolio turnover	30	29	31	47	47
Net assets at end of period (000 omitted)	$58,938	$74,307	$77,290	$73,594	$112,858

Class R3	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.11	$14.02	$14.38	$13.86	$13.63
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.46	$0.44	$0.46	$0.60
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.13	(0.28)	0.61	0.32
Total from investment operations	$0.38	$0.59	$0.16	$1.07	$0.92
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.50)	$(0.48)	$(0.55)	$(0.69)
From net realized gain on investments	(0.04)	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.50)	$(0.50)	$(0.52)	$(0.55)	$(0.69)
Net asset value, end of period (x)	$13.99	$14.11	$14.02	$14.38	$13.86
Total return (%) (r)(s)(x)	2.83	4.27	1.18	7.82	6.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.83	0.82	0.83	0.85
Expenses after expense reductions (f)	0.82	0.82	0.82	0.83	0.84
Net investment income	3.24	3.26	3.19	3.26	4.40
Portfolio turnover	30	29	31	47	47
Net assets at end of period (000 omitted)	$65,655	$69,696	$63,349	$68,674	$63,099

See Notes to Financial Statements

32

Financial Highlights – continued

Class R4	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.11	$14.02	$14.38	$13.87	$13.64
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.49	$0.48	$0.49	$0.63
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.14	(0.29)	0.60	0.33
Total from investment operations	$0.42	$0.63	$0.19	$1.09	$0.96
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.54)	$(0.51)	$(0.58)	$(0.73)
From net realized gain on investments	(0.04)	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.54)	$(0.54)	$(0.55)	$(0.58)	$(0.73)
Net asset value, end of period (x)	$13.99	$14.11	$14.02	$14.38	$13.87
Total return (%) (r)(s)(x)	3.09	4.53	1.43	8.01	7.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.58	0.57	0.58	0.59
Expenses after expense reductions (f)	0.57	0.57	0.57	0.58	0.59
Net investment income	3.49	3.51	3.44	3.46	4.65
Portfolio turnover	30	29	31	47	47
Net assets at end of period (000 omitted)	$148,266	$150,116	$139,924	$144,755	$82,516

Class R5	Years ended 4/30
	2016	2015	2014	2013 (i)
Net asset value, beginning of period	$14.10	$14.01	$14.38	$13.82
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.51	$0.49	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.13	(0.29)	0.64
Total from investment operations	$0.43	$0.64	$0.20	$1.10
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.55)	$(0.53)	$(0.54)
From net realized gain on investments	(0.04)	—	(0.04)	—
Total distributions declared to shareholders	$(0.55)	$(0.55)	$(0.57)	$(0.54)
Net asset value, end of period (x)	$13.98	$14.10	$14.01	$14.38
Total return (%) (r)(s)(x)	3.20	4.64	1.47	8.06(n	)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.47	0.46	0.49(a	)
Expenses after expense reductions (f)	0.45	0.46	0.46	0.49(a	)
Net investment income	3.57	3.61	3.57	3.52(a	)
Portfolio turnover	30	29	31	47
Net assets at end of period (000 omitted)	$44,475	$26,041	$18,414	$110

See Notes to Financial Statements

33

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

34

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Corporate Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still

35

Notes to Financial Statements – continued

evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair

36

Notes to Financial Statements – continued

value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$11,003	$—	$—	$11,003
Non-U.S. Sovereign Debt	—	24,548,542	—	24,548,542
U.S. Corporate Bonds	—	2,540,247,563	—	2,540,247,563
Residential Mortgage-Backed Securities	—	28,024	—	28,024
Commercial Mortgage-Backed Securities	—	7,534,209	—	7,534,209
Asset-Backed Securities (including CDOs)	—	4,676,710	—	4,676,710
Foreign Bonds	—	265,408,868	—	265,408,868
Floating Rate Loans	—	68,950,761	—	68,950,761
Mutual Funds	185,634,149	—	—	185,634,149
Total Investments	$185,645,152	$2,911,394,677	$—	$3,097,039,829

For further information regarding security characteristics, see the Portfolio of Investments.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the

37

Notes to Financial Statements – continued

performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax

38

Notes to Financial Statements – continued

purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/16	4/30/15
Ordinary income (including any short-term capital gains)	$94,800,699	$94,218,312
Long-term capital gains	6,126,125	—
Total distributions	$100,926,824	$94,218,312

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/16
Cost of investments	$3,011,034,229
Gross appreciation	112,877,379
Gross depreciation	(26,871,779)
Net unrealized appreciation (depreciation)	$86,005,600
Undistributed ordinary income	6,014,127
Capital loss carryforwards	(17,959,708)
Other temporary differences	(8,150,923)

As of April 30, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(2,038,259)
Long-Term	(15,921,449)
Total	$(17,959,708)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to

39

Notes to Financial Statements – continued

Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 4/30/16	Year ended 4/30/15	Year ended 4/30/16	Year ended 4/30/15
Class A	$53,248,065	$53,604,517	$4,111,408	$—
Class B	1,949,424	2,346,924	190,472	—
Class C	6,856,022	7,568,963	667,886	—
Class I	20,655,986	19,142,637	1,424,795	—
Class R1	192,706	391,876	18,317	—
Class R2	2,011,020	2,532,403	154,115	—
Class R3	2,205,585	2,428,325	166,473	—
Class R4	5,262,353	5,388,337	373,145	—
Class R5	1,333,281	814,330	105,771	—
Total	$93,714,442	$94,218,312	$7,212,382	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1.1 billion of average daily net assets	0.39%
Average daily net assets in excess of $1.1 billion	0.38%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2016, this management fee reduction amounted to $202,805, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2016 was equivalent to an annual effective rate of 0.38% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $335,518 for the year ended April 30, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

40

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,937,958
Class B	0.75%	0.25%	1.00%	1.00%	738,536
Class C	0.75%	0.25%	1.00%	1.00%	2,599,052
Class R1	0.75%	0.25%	1.00%	1.00%	73,020
Class R2	0.25%	0.25%	0.50%	0.50%	320,416
Class R3	—	0.25%	0.25%	0.25%	162,931
Total Distribution and Service Fees					$7,831,913

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2016, this rebate amounted to $45,344, $107, $251, and $139 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2016, were as follows:

Amount
Class A	$21,288
Class B	136,712
Class C	29,418

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2016, the fee was $365,386, which equated to 0.0131% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,246,657.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

41

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended April 30, 2016 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,686 and the Retirement Deferral plan resulted in an expense of $47. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $32,286 at April 30, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2016, the fee paid by the fund under this agreement was $7,816 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 12 shares of Class R1, 15 shares of Class R3, and 8,239 shares of Class R5 for an aggregate amount of $112,996.

42

Notes to Financial Statements – continued

On March 16, 2016, MFS redeemed 61,957 shares of Class I for an aggregate amount of $845,709.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended April 30, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,927,080 and $0, respectively.

(4) Portfolio Securities

For the year ended April 30, 2016, purchases and sales of investments, other short-term obligations, aggregated $1,105,859,265 and $784,657,185, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/16		Year ended 4/30/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	29,647,513	$405,299,507	26,084,416	$367,599,057
Class B	416,462	5,675,368	476,603	6,702,885
Class C	4,318,530	58,787,762	3,516,001	49,364,556
Class I	26,617,706	363,905,319	17,406,902	245,290,978
Class R1	93,374	1,272,458	219,380	3,079,119
Class R2	880,893	12,042,688	1,277,464	18,000,209
Class R3	821,723	11,225,006	1,381,026	19,475,531
Class R4	2,694,386	36,820,120	2,569,496	36,265,252
Class R5	1,642,193	22,400,394	892,208	12,527,476
	67,132,780	$917,428,622	53,823,496	$758,305,063

Shares issued to shareholders in reinvestment of distributions
Class A	4,001,477	$54,708,350	3,581,438	$50,526,530
Class B	148,311	2,022,930	156,977	2,209,322
Class C	454,830	6,197,810	429,853	6,043,118
Class I	1,357,019	18,553,839	1,054,900	14,878,458
Class R1	15,470	210,960	26,980	379,344
Class R2	149,012	2,037,988	169,843	2,395,510
Class R3	173,216	2,368,502	171,996	2,426,065
Class R4	411,857	5,633,780	381,383	5,381,743
Class R5	82,160	1,122,587	57,736	814,330
	6,793,352	$92,856,746	6,031,106	$85,054,420

43

Notes to Financial Statements – continued

	Year ended 4/30/16		Year ended 4/30/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(22,815,835)	$(311,662,431)	(24,536,039)	$(345,689,967)
Class B	(1,087,305)	(14,839,131)	(1,157,964)	(16,277,128)
Class C	(5,139,781)	(70,009,793)	(4,368,603)	(61,327,660)
Class I	(15,642,884)	(213,585,077)	(11,085,698)	(156,145,720)
Class R1	(163,583)	(2,229,254)	(1,220,779)	(17,147,404)
Class R2	(2,082,145)	(28,504,971)	(1,695,036)	(23,865,433)
Class R3	(1,239,748)	(16,968,306)	(1,132,893)	(15,971,188)
Class R4	(3,143,596)	(42,950,488)	(2,294,365)	(32,273,540)
Class R5	(388,533)	(5,303,258)	(417,845)	(5,887,503)
	(51,703,410)	$(706,052,709)	(47,909,222)	$(674,585,543)

Net change
Class A	10,833,155	$148,345,426	5,129,815	$72,435,620
Class B	(522,532)	(7,140,833)	(524,384)	(7,364,921)
Class C	(366,421)	(5,024,221)	(422,749)	(5,919,986)
Class I	12,331,841	168,874,081	7,376,104	104,023,716
Class R1	(54,739)	(745,836)	(974,419)	(13,688,941)
Class R2	(1,052,240)	(14,424,295)	(247,729)	(3,469,714)
Class R3	(244,809)	(3,374,798)	420,129	5,930,408
Class R4	(37,353)	(496,588)	656,514	9,373,455
Class R5	1,335,820	18,219,723	532,099	7,454,303
	22,222,722	$304,232,659	11,945,380	$168,773,940

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2016, the fund’s commitment fee and interest expense were $9,429 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

44

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	134,480,965	864,425,821	(813,272,637)	185,634,149

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$353,598	$185,634,149

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Corporate Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Corporate Bond Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Corporate Bond Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2016

46

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

50

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of June 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Richard Hawkins Robert Persons

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2015 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $6,739,000 as capital gain dividends paid during the fiscal year.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2016

MFS® LIMITED MATURITY FUND

MQL-ANN

MFS® LIMITED MATURITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Markets have largely recovered after a significant bout of volatility earlier this year. Oil prices have rebounded sharply, and the dollar has weakened against most currencies.

Global economic growth remains sluggish, and almost every major central bank — aside from the U.S. Federal Reserve — is continuing to loosen monetary policy. This should help keep interest rates lower for longer on a global basis.

Even with a weaker dollar, soft global growth continues to negatively impact U.S. exports. In Europe, a crucial referendum on Britain’s continued membership in the European Union is set for June 23. China continues to face headwinds in its shift to a consumer-led economy, which is weighing on its manufacturing sector. Emerging markets have been beneficiaries of the weaker U.S. dollar and firmer commodity prices.

At MFS®, we believe it is best to view markets through a long lens, and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

June 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	68.0%
Asset-Backed Securities	11.2%
U.S. Treasury Securities	5.6%
Non-U.S. Government Bonds	5.3%
Emerging Markets Bonds	3.5%
Mortgage-Backed Securities	1.9%
U.S. Government Agencies	1.0%
Commercial Mortgage-Backed Securities	0.8%
High Yield Corporates	0.6%
Collateralized Debt Obligations	0.2%
Residential Mortgage-Backed Securities	0.2%

Composition including fixed income credit quality (a)(i)
AAA	15.0%
AA	12.6%
A	29.5%
BBB	31.3%
BB	0.7%
B	0.2%
CCC (o)	0.0%
CC	0.1%
C	0.2%
D (o)	0.0%
U.S. Government	2.8%
Federal Agencies	2.9%
Not Rated	3.0%
Cash & Cash Equivalents	4.5%
Other	(2.8)%

Portfolio facts (i)
Average Duration (d)	1.5
Average Effective Maturity (m)	2.0 yrs.

Issuer country weightings (i)(x)
United States	63.7%
United Kingdom	4.6%
France	3.8%
Japan	3.6%
Netherlands	3.2%
Sweden	3.0%
Germany	2.9%
Canada	2.8%
Switzerland	2.7%
Other Countries	9.7%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

From time to time Other may be negative due to equivalent exposure from currency derivatives and/or offsets to derivative positions.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 4/30/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2016, Class A shares of the MFS Limited Maturity Fund (“fund”) provided a total return of 0.68%, at net asset value. This compares with a return of 1.10% for the fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle late in the period, Fed officials said they would be cautious regarding further tightening due to concerns over global economic and financial conditions. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period, though dollar strength ebbed moderately late in the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

According to data from the Fed, the 10-year US Treasury yield finished the period at 1.78%, a modest decrease of 16 basis points. However, this masked quite a bit of volatility during the period, as yields spiked as high as 2.49% during the second quarter of 2015. As oil prices rose, payroll growth remained steady and the market started to anticipate the first increase in the US Federal Funds rate since 2006. While the Fed raised short-term interest rates in December of 2015, concerns about weaker global growth, especially out of China and other emerging markets, and further declines in oil prices, caused 10-Year US Treasury yields to subsequently decline. Additionally, given this fragile global backdrop, the Fed continues to tread carefully with respect to the pace and timing of additional interest rate hikes.

4

Management Review – continued

Factors Affecting Performance

Relative to the Barclays 1-3 Year U.S. Government/Credit Bond Index, the fund’s greater exposure to “BBB” rated (r) securities detracted from performance as this credit quality sector turned in weak performance for the reporting period.

The fund’s shorter duration (d) exposure benefited relative performance as interest rates were generally elevated for the majority of the period, despite ending the period flat. The fund’s yield curve (y) positioning, particularly a greater exposure to shifts in the long end (maturities of 10 years or greater) of the yield curve, was another positive factor for relative results. Additionally, bond selection, particularly within industrials and CMBS, further strengthened relative performance.

Respectfully,

James Calmas
Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/26/92	0.68%	1.20%	2.50%	N/A
B	9/07/93	(0.07)%	0.41%	1.73%	N/A
C	7/01/94	(0.17)%	0.31%	1.62%	N/A
I	1/02/97	0.83%	1.32%	2.64%	N/A
R1	4/01/05	(0.17)%	0.34%	1.63%	N/A
R2	10/31/03	0.43%	0.95%	2.22%	N/A
R3	4/01/05	0.58%	1.10%	2.37%	N/A
R4	4/01/05	0.84%	1.35%	2.64%	N/A
R5	9/04/12	1.08%	N/A	N/A	1.09%
529A	7/31/02	0.63%	1.15%	2.37%	N/A
529B	7/31/02	0.03%	0.38%	1.64%	N/A
529C	7/31/02	(0.05)%	0.29%	1.53%	N/A
Comparative benchmark
Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		1.10%	1.07%	2.78%	N/A
Average annual with sales charge
A With Initial Sales Charge (2.50%)		(1.83)%	0.69%	2.24%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.05)%	0.03%	1.73%	N/A
C With CDSC (1% for 12 months) (v)		(1.16)%	0.31%	1.62%	N/A
529A With Initial Sales Charge (2.50%)		(1.88)%	0.64%	2.11%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(3.96)%	0.00%	1.64%	N/A
529C With CDSC (1% for 12 months) (v)		(1.05)%	0.29%	1.53%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.

7

Performance Summary – continued

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays 1-3 Year U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2015 through April 30, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Expenses Paid During Period (p) 11/01/15-4/30/16
A	Actual	0.73%	$1,000.00	$1,008.00	$3.64
	Hypothetical (h)	0.73%	$1,000.00	$1,021.23	$3.67
B	Actual	1.49%	$1,000.00	$1,004.23	$7.42
	Hypothetical (h)	1.49%	$1,000.00	$1,017.45	$7.47
C	Actual	1.59%	$1,000.00	$1,003.74	$7.92
	Hypothetical (h)	1.59%	$1,000.00	$1,016.96	$7.97
I	Actual	0.59%	$1,000.00	$1,008.77	$2.95
	Hypothetical (h)	0.59%	$1,000.00	$1,021.93	$2.97
R1	Actual	1.59%	$1,000.00	$1,003.74	$7.92
	Hypothetical (h)	1.59%	$1,000.00	$1,016.96	$7.97
R2	Actual	0.98%	$1,000.00	$1,006.75	$4.89
	Hypothetical (h)	0.98%	$1,000.00	$1,019.99	$4.92
R3	Actual	0.84%	$1,000.00	$1,007.50	$4.19
	Hypothetical (h)	0.84%	$1,000.00	$1,020.69	$4.22
R4	Actual	0.59%	$1,000.00	$1,008.77	$2.95
	Hypothetical (h)	0.59%	$1,000.00	$1,021.93	$2.97
R5	Actual	0.52%	$1,000.00	$1,010.82	$2.60
	Hypothetical (h)	0.52%	$1,000.00	$1,022.28	$2.61
529A	Actual	0.78%	$1,000.00	$1,007.75	$3.89
	Hypothetical (h)	0.78%	$1,000.00	$1,020.98	$3.92
529B	Actual	1.55%	$1,000.00	$1,003.91	$7.72
	Hypothetical (h)	1.55%	$1,000.00	$1,017.16	$7.77
529C	Actual	1.63%	$1,000.00	$1,003.49	$8.12
	Hypothetical (h)	1.63%	$1,000.00	$1,016.76	$8.17

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529C shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 95.0%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 12.4%
AmeriCredit Automobile Receivables Trust, 2015-1, “A2A”, 0.77%, 4/09/2018	$839,024	$838,680
AmeriCredit Automobile Receivables Trust, 2015-3, “A2A”, 1.07%, 1/08/2019	3,409,085	3,408,805
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/2022 (n)	799,498	798,279
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	4,279,000	4,277,611
Babson Ltd., CLO, “A1”, FRN, 0.858%, 1/18/2021 (n)	822,817	811,773
Bayview Commercial Asset Trust, FRN, 0.749%, 8/25/2035 (z)	622,934	534,958
Bayview Commercial Asset Trust, FRN, 0.709%, 4/25/2036 (z)	558,361	497,725
Bayview Commercial Asset Trust, FRN, 0%, 7/25/2036 (i)(z)	2,705,366	0
Bayview Financial Acquisition Trust, FRN, 5.638%, 11/28/2036	1,282,614	1,275,707
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.038%, 12/28/2040 (z)	706,750	513,212
BMW Vehicle Lease Trust, 2015-1, “A2B”, FRN, 0.759%, 2/21/2017	3,063,479	3,063,790
CarMax Auto Owner Trust, 2014-4, “A2A”, 0.67%, 2/15/2018	1,268,298	1,267,977
Chesapeake Funding II LLC, 2016-1A, “A2”, FRN, 1.583%, 3/15/2028 (n)	3,674,000	3,673,633
Chesapeake Funding LLC, “A”, FRN, 0.889%, 1/07/2025 (n)	2,016,326	2,015,196
Chesapeake Funding LLC, 2015-1A, “A”, FRN, 0.938%, 2/07/2027 (n)	4,716,651	4,696,152
Chrysler Capital Auto Receivables Trust 2016-A, 1.47%, 4/15/2019 (n)	3,440,000	3,438,560
Chrysler Capital Auto Receivables Trust, 2015-AA, “A2”, 0.81%, 11/15/2017 (n)	1,541,865	1,541,191
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/2049	1,167,477	1,187,241
CNH Equipment Trust, “A2”, 0.63%, 12/15/2017	1,159,344	1,158,991
CNH Wholesale Master Note Trust, “A”, FRN, 1.033%, 8/15/2019 (n)	8,000,000	7,997,622
Commercial Mortgage Asset Trust, FRN, 0.643%, 1/17/2032 (i)(z)	2,566,677	5,527
Credit Acceptance Auto Loan Trust, 2015-2A, “A”, 2.4%, 2/15/2023 (n)	5,056,000	5,046,117
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 6.14%, 9/15/2039	1,842,292	1,908,963
Credit-Based Asset Servicing & Securitization LLC, 4.114%, 12/25/2035	503,787	498,849
Credit-Based Asset Servicing & Securitization LLC, FRN, 3.95%, 1/25/2037 (q)	2,358,890	1,199,472

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Credit-Based Asset Servicing & Securitization LLC, FRN, 3.976%, 3/25/2037 (q)	$3,361,077	$1,657,994
CWCapital Cobalt Ltd., “A4”, FRN, 5.956%, 5/15/2046	2,558,440	2,658,731
DT Auto Owner Trust, 0.98%, 4/16/2018 (n)	441,714	441,483
DT Auto Owner Trust, 2016-2A, “A”, 1.73%, 8/15/2019 (z)	2,590,000	2,589,985
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/2019 (n)	2,156,486	2,153,730
Exeter Automobile Receivables Trust, 2015-1A, “A”, 1.6%, 6/17/2019 (n)	1,329,147	1,328,650
Exeter Automobile Receivables Trust, 2015-2A, “A”, 1.54%, 11/15/2019 (n)	2,081,157	2,073,672
Exeter Automobile Receivables Trust, 2016-1A, “A”, 2.35%, 7/15/2020 (n)	1,954,998	1,955,075
Flagship Credit Auto Trust, 2016-1, “A”, 2.77%, 12/15/2020 (n)	3,993,417	4,009,474
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	1,498,000	1,517,941
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	6,367,000	6,454,956
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FRN, 0.833%, 1/15/2020	5,870,000	5,853,202
GE Dealer Floorplan Master Note Trust, 2014-1, “A”, FRN, 0.819%, 7/20/2019	7,300,000	7,282,109
GM Financial Automobile Leasing Trust, 2015-3A, “A2”, 1.17%, 6/20/2018	5,400,000	5,394,436
GO Financial Auto Securitization Trust, 2015-1, “A”, 1.81%, 3/15/2018 (n)	1,243,761	1,242,556
GO Financial Auto Securitization Trust, 2015-2, “A”, 3.27%, 11/15/2018 (z)	2,339,948	2,334,392
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.864%, 6/17/2021 (n)	307,115	306,245
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.986%, 12/10/2027 (n)	2,490,387	2,487,584
Hertz Fleet Lease Funding LP, 2016-1, “A2”, 1.96%, 4/10/2030 (n)	3,220,000	3,219,941
Honda Auto Receivables Owner Trust, 2015-1, “A2”, 0.7%, 6/15/2017	1,265,179	1,264,866
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/2017 (n)	4,771,445	4,772,153
Hyundai Auto Receivables Trust 2015-C, “A2A”, 0.99%, 11/15/2018	3,370,250	3,368,645
IMPAC CMB Trust, FRN, 1.179%, 11/25/2034	199,188	185,712
IMPAC CMB Trust, FRN, 1.359%, 11/25/2034	209,672	193,247
IMPAC Secured Assets Corp., FRN, 0.789%, 5/25/2036	580,999	519,999
Interstar Millennium Trust, FRN, 1.034%, 3/14/2036	141,819	135,706

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/2049	$3,488,294	$3,565,750
Kingsland III Ltd., “A1”, CDO, FRN, 0.84%, 8/24/2021 (n)	979,444	973,962
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.968%, 5/15/2021 (n)	1,129,805	1,126,754
Kubota Credit Owner Trust, 2015-1A, “A2”, 0.94%, 12/15/2017 (n)	3,036,676	3,033,955
LB Commercial Conduit Mortgage Trust, FRN, 1.607%, 10/15/2035 (i)	1,948,132	50,879
Mercedes-Benz Auto Lease Trust, 2015-A, “A2B”, FRN, 0.753%, 2/15/2017	739,657	739,657
Mercedes-Benz Auto Lease Trust, 2015-B, “A2A”, 1%, 1/16/2018	4,980,000	4,982,331
Merrill Lynch Mortgage Investors, Inc., 4.371%, 2/25/2037 (q)	1,945,666	381,188
Morgan Stanley Capital I, Inc., FRN, 1.695%, 3/15/2031 (i)(z)	233,964	19
Motor PLC, 2014-1A, “A1”, FRN, 0.919%, 8/25/2021 (n)	505,829	505,538
Motor PLC, 2015-1A, “A1”, FRN, 1.039%, 6/25/2022 (n)	4,504,125	4,496,185
Nationstar HECM Loan Trust, 2015-2A, “A”, 11/19/15, 2.883%, 11/25/2025 (z)	1,645,100	1,642,272
Navient Student Loan Trust, 2016-AA , “A1”, FRN, 1.533%, 12/15/2025 (n)	2,376,460	2,380,262
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/2019 (n)	6,561,000	6,523,163
Option One Mortgage Loan Trust, FRN, 5.611%, 1/25/2037 (q)	937,360	943,300
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 3.461%, 12/25/2036 (q)	1,706,195	1,034,582
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	2,706,107	2,671,227
Suntrust Auto Receivables Trust, 0.99%, 6/15/2018 (n)	3,992,501	3,992,224
Thornburg Mortgage Securities Trust, FRN, 1.119%, 4/25/2043	589,491	574,782
Toyota Auto Receivables Owner Trust, 2015-A, “A2”, 0.71%, 7/17/2017	1,541,612	1,541,073
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 1.686%, 5/17/2032 (n)	2,340,000	2,303,829
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.789%, 7/22/2019 (n)	11,000,000	10,851,617
Volvo Financial Equipment LLC, “A2”, 1.44%, 10/15/2018 (n)	3,652,000	3,657,594
Wheels SPV LLC, 2014-1A, “A2”, 0.84%, 3/20/2023 (n)	2,583,838	2,575,317

		$177,605,975
Automotive - 5.6%
American Honda Finance Corp., 1.6%, 7/13/2018	$2,630,000	$2,651,356
American Honda Finance Corp., FRN, 1.073%, 9/20/2017	2,150,000	2,155,336
American Honda Finance Corp., FRN, 1.01%, 5/26/2016 (n)	3,570,000	3,571,574

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
American Honda Finance Corp., FRN, 1.127%, 10/07/2016	$3,010,000	$3,015,824
Daimler Finance North America LLC, 2.4%, 4/10/2017 (n)	2,680,000	2,711,605
Daimler Finance North America LLC, 1.875%, 1/11/2018 (n)	3,810,000	3,835,679
Daimler Finance North America LLC, 1.65%, 5/18/2018 (n)	3,220,000	3,228,143
Daimler Finance North America LLC, FRN, 1.296%, 8/01/2016 (n)	5,040,000	5,042,268
Daimler Finance North America LLC, FRN, 0.956%, 8/01/2017 (n)	4,000,000	3,980,980
Ford Motor Credit Co. LLC, 2.021%, 5/03/2019	4,860,000	4,860,000
Ford Motor Credit Co. LLC, FRN, 1.154%, 9/08/2017	4,890,000	4,869,125
Ford Motor Credit Co. LLC, FRN, 1.569%, 1/09/2018	2,600,000	2,593,344
Hyundai Capital America, 2%, 3/19/2018 (n)	6,625,000	6,653,567
Hyundai Capital America, 2.4%, 10/30/2018 (n)	2,600,000	2,621,031
Nissan Motor Acceptance Corp., FRN, 1.33%, 9/26/2016 (n)	5,500,000	5,509,724
Nissan Motor Acceptance Corp., FRN, 1.182%, 3/03/2017 (n)	3,030,000	3,030,688
Toyota Motor Credit Corp., 1.7%, 2/19/2019	4,820,000	4,867,024
Toyota Motor Credit Corp., FRN, 1.023%, 1/17/2019	5,320,000	5,288,926
Volkswagen Group of America Finance LLC, FRN, 0.988%, 5/23/2017 (n)	3,620,000	3,588,397
Volkswagen Group of America Finance LLC, FRN, 1.058%, 11/20/2017 (n)	3,000,000	2,946,240
Volkswagen International Finance N.V., 1.125%, 11/18/2016 (n)	2,580,000	2,579,345

		$79,600,176
Banks & Diversified Financials (Covered Bonds) - 0.7%
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/2017 (n)	$3,800,000	$3,804,495
Royal Bank of Canada, 1.125%, 7/22/2016	3,700,000	3,702,486
SpareBank 1 Boligkreditt A.S., 2.625%, 5/27/2016 (n)	2,260,000	2,261,785

		$9,768,766
Broadcasting - 0.1%
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$1,862,000	$1,860,617

Brokerage & Asset Managers - 0.7%
Franklin Resources, Inc., 1.375%, 9/15/2017	$1,222,000	$1,226,378
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	4,908,000	5,055,181
NYSE Euronext, 2%, 10/05/2017	3,266,000	3,294,914

		$9,576,473
Business Services - 0.7%
Cisco Systems, Inc., FRN, 0.912%, 3/03/2017	$6,150,000	$6,159,428
Fidelity National Information Services, Inc., 2.85%, 10/15/2018	1,580,000	1,612,308
Total System Services, Inc., 3.8%, 4/01/2021	1,521,000	1,578,882

		$9,350,618

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - 1.2%
CF Industries, Inc., 6.875%, 5/01/2018	$6,972,000	$7,596,963
Chevron Phillips Chemical Co. LLC, 1.7%, 5/01/2018 (n)	4,320,000	4,303,372
Dow Chemical Co., 8.55%, 5/15/2019	2,900,000	3,463,087
LyondellBasell Industries N.V., 5%, 4/15/2019	1,740,000	1,877,544

		$17,240,966
Computer Software - 0.7%
Intuit, Inc., 5.75%, 3/15/2017	$1,220,000	$1,265,992
Microsoft Corp., 2%, 11/03/2020	8,646,000	8,856,340

		$10,122,332
Computer Software - Systems - 0.4%
Apple, Inc., 1.7%, 2/22/2019	$2,110,000	$2,138,839
Apple, Inc., FRN, 0.869%, 5/03/2018	3,720,000	3,720,725

		$5,859,564
Conglomerates - 1.0%
ABB Finance (USA), Inc., 1.625%, 5/08/2017	$1,659,000	$1,668,387
ABB Treasury Center (USA), Inc., 2.5%, 6/15/2016 (n)	7,957,000	7,971,911
Roper Industries, Inc., 1.85%, 11/15/2017	3,978,000	3,995,364

		$13,635,662
Consumer Products - 1.4%
Clorox Co., 5.95%, 10/15/2017	$1,305,000	$1,396,272
Mattel, Inc., 1.7%, 3/15/2018	1,041,000	1,038,362
Mattel, Inc., 2.5%, 11/01/2016	2,030,000	2,043,126
Newell Brands, Inc., 2.6%, 3/29/2019	2,782,000	2,846,337
Newell Rubbermaid, Inc., 2.05%, 12/01/2017	2,748,000	2,767,824
Newell Rubbermaid, Inc., 2.875%, 12/01/2019	4,240,000	4,350,681
Reckitt Benckiser PLC, 2.125%, 9/21/2018 (n)	5,585,000	5,613,819

		$20,056,421
Consumer Services - 0.2%
Experian Finance PLC, 2.375%, 6/15/2017 (n)	$3,189,000	$3,201,590

Electrical Equipment - 0.6%
Amphenol Corp., 1.55%, 9/15/2017	$2,270,000	$2,269,022
Arrow Electronics, Inc., 3%, 3/01/2018	1,326,000	1,344,252
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	4,611,000	4,601,732

		$8,215,006
Electronics - 0.9%
Intel Corp., 1.35%, 12/15/2017	$6,765,000	$6,810,366
Lam Research Corp., 2.75%, 3/15/2020	2,303,000	2,308,928

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - continued
Tyco Electronics Group S.A., 2.375%, 12/17/2018	$1,500,000	$1,515,627
Xilinx, Inc., 2.125%, 3/15/2019	2,410,000	2,430,528

		$13,065,449
Emerging Market Quasi-Sovereign - 1.2%
CNOOC Finance (2013) Ltd., 1.125%, 5/09/2016	$3,570,000	$3,569,643
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/2019 (n)	3,762,000	3,859,812
Korea Gas Corp., 2.25%, 7/25/2017 (n)	2,750,000	2,773,969
Petroleos Mexicanos, 3.125%, 1/23/2019	2,522,000	2,515,695
State Grid International Development Co. Ltd., 1.75%, 5/22/2018 (n)	4,456,000	4,451,780

		$17,170,899
Energy - Independent - 0.1%
Anadarko Petroleum Corp., 6.375%, 9/15/2017	$896,000	$951,333
Apache Corp., 6.9%, 9/15/2018	823,000	896,183

		$1,847,516
Energy - Integrated - 1.4%
BG Energy Capital PLC, 2.875%, 10/15/2016 (n)	$4,300,000	$4,323,336
BP Capital Markets PLC, 2.521%, 1/15/2020	3,049,000	3,120,697
Chevron Corp., 0.889%, 6/24/2016	1,770,000	1,770,995
Chevron Corp., 1.104%, 12/05/2017	3,658,000	3,660,129
Shell International Finance B.V., 1.125%, 8/21/2017	3,430,000	3,432,010
Shell International Finance B.V., FRN, 0.828%, 11/15/2016	2,740,000	2,740,808
Total Capital International S.A., 1.5%, 2/17/2017	1,670,000	1,677,622

		$20,725,597
Financial Institutions - 0.3%
LeasePlan Corp. N.V., 3%, 10/23/2017 (n)	$3,370,000	$3,393,095
LeasePlan Corp. N.V., 2.5%, 5/16/2018 (n)	1,208,000	1,195,460

		$4,588,555
Food & Beverages - 5.4%
Anheuser-Busch InBev Finance, Inc., 1.9%, 2/01/2019	$4,921,000	$4,991,528
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	5,173,000	5,312,893
Anheuser-Busch InBev S.A., 1.375%, 7/15/2017	6,321,000	6,348,395
Diageo Capital PLC, 1.5%, 5/11/2017	2,750,000	2,765,579
General Mills, Inc., 1.4%, 10/20/2017	5,400,000	5,426,795
H.J. Heinz Co., 1.6%, 6/30/2017 (n)	4,980,000	4,996,300
Ingredion, Inc., 1.8%, 9/25/2017	2,092,000	2,098,588
J.M. Smucker Co., 1.75%, 3/15/2018	1,750,000	1,761,146
Kellogg Co., 4.45%, 5/30/2016	1,209,000	1,212,331

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Kraft Foods Group, Inc., 6.125%, 8/23/2018	$7,435,000	$8,197,772
Mead Johnson Nutrition Co., 3%, 11/15/2020	1,388,000	1,436,706
Molson Coors Brewing Co., 2%, 5/01/2017	2,697,000	2,712,804
PepsiCo, Inc., 2.5%, 5/10/2016	3,400,000	3,401,156
Pernod-Ricard S.A., 2.95%, 1/15/2017 (n)	8,690,000	8,782,809
SABMiller Holdings, Inc., 2.45%, 1/15/2017 (n)	2,060,000	2,078,309
SABMiller Holdings, Inc., FRN, 1.306%, 8/01/2018 (n)	5,700,000	5,682,239
Tyson Foods, Inc., 2.65%, 8/15/2019	3,257,000	3,343,457
Want Want China Finance Co., 1.875%, 5/14/2018 (n)	3,190,000	3,169,999
Wm. Wrigley Jr. Co., 1.4%, 10/21/2016 (n)	3,712,000	3,719,981
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	525,000	534,632

		$77,973,419
Food & Drug Stores - 0.5%
CVS Health Corp., 1.2%, 12/05/2016	$2,800,000	$2,806,734
CVS Health Corp., 1.9%, 7/20/2018	3,920,000	3,973,904

		$6,780,638
Gaming & Lodging - 0.2%
Wyndham Worldwide Corp., 2.95%, 3/01/2017	$3,473,000	$3,508,570

Insurance - 1.9%
American International Group, Inc., 2.3%, 7/16/2019	$2,039,000	$2,063,705
American International Group, Inc., 3.3%, 3/01/2021	5,141,000	5,300,027
MetLife Global Funding I, FRN, 1.009%, 4/10/2017 (n)	4,820,000	4,824,757
Metropolitan Life Global Funding I, 2%, 4/14/2020 (n)	4,840,000	4,814,488
Metropolitan Life Global Funding I, 1.158%, 7/15/2016 (n)	4,570,000	4,574,236
Prudential Financial, Inc., FRN, 1.398%, 8/15/2018	3,690,000	3,681,395
Voya Financial, Inc., 2.9%, 2/15/2018	2,515,000	2,557,991

		$27,816,599
Insurance - Health - 0.3%
Aetna, Inc., 1.5%, 11/15/2017	$674,000	$676,420
UnitedHealth Group, Inc., 1.45%, 7/17/2017	3,910,000	3,932,197

		$4,608,617
Insurance - Property & Casualty - 0.2%
Marsh & McLennan Cos., Inc., 2.35%, 9/10/2019	$3,180,000	$3,203,475

International Market Quasi-Sovereign - 3.1%
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/2018 (n)	$4,070,000	$4,091,608
Dexia Credit Local S.A., 1.25%, 10/18/2016 (n)	5,210,000	5,216,424
Dexia Credit Local S.A., 2.25%, 1/30/2019 (n)	2,070,000	2,105,850

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
International Market Quasi-Sovereign - continued
Electricite de France, 2.15%, 1/22/2019 (n)	$3,953,000	$4,025,636
KFW Government Development Banks, 1.125%, 11/16/2018	4,000,000	4,006,584
KFW Government Development Banks, 0.875%, 4/19/2018	3,949,000	3,941,461
Kommunalbanken A.S., 0.75%, 11/21/2016 (n)	3,860,000	3,857,452
Kommunalbanken A.S., FRN, 0.768%, 10/31/2016 (n)	4,360,000	4,360,698
Municipality Finance PLC, 2.375%, 5/16/2016	3,410,000	3,412,274
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/2018 (n)	3,160,000	3,183,055
Statoil A.S.A., 1.8%, 11/23/2016	2,350,000	2,362,333
Statoil A.S.A., FRN, 0.908%, 5/15/2018	1,205,000	1,194,209
Statoil A.S.A., FRN, 1.08%, 11/08/2018	3,010,000	2,988,084

		$44,745,668
International Market Sovereign - 1.0%
Kingdom of Denmark, 0.875%, 3/20/2017 (n)	$6,840,000	$6,845,123
Kingdom of Sweden, 1%, 2/27/2018 (n)	3,500,000	3,504,137
Republic of Finland, 1%, 4/23/2019 (n)	2,510,000	2,502,555
Republic of Iceland, 4.875%, 6/16/2016 (n)	1,125,000	1,127,825

		$13,979,640
Internet - 0.2%
Baidu, Inc., 3.25%, 8/06/2018	$892,000	$913,943
Baidu, Inc., 2.75%, 6/09/2019	2,189,000	2,218,098

		$3,132,041
Local Authorities - 1.6%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/2016	$7,060,000	$7,069,531
Kommuninvest i Sverige AB, 0.5%, 6/15/2016 (n)	5,440,000	5,439,200
Kommuninvest i Sverige AB, 0.875%, 12/13/2016 (n)	6,350,000	6,352,070
Province of Ontario, 2.3%, 5/10/2016	4,700,000	4,701,278

		$23,562,079
Major Banks - 14.0%
ABN AMRO Bank N.V., 4.25%, 2/02/2017 (n)	$6,820,000	$6,946,006
ABN AMRO Bank N.V., FRN, 1.046%, 6/06/2016 (n)	3,100,000	3,100,239
Bank of America Corp., 6.5%, 8/01/2016	2,625,000	2,660,228
Bank of America Corp., 6%, 9/01/2017	8,000,000	8,452,192
Bank of America Corp., 6.875%, 4/25/2018	4,213,000	4,619,849
Bank of America Corp., 1.75%, 6/05/2018	3,330,000	3,343,100
Bank of America Corp., FRN, 0.914%, 6/15/2016	1,910,000	1,910,250
Bank of Montreal, FRN, 1.229%, 4/09/2018	1,990,000	1,987,670
Barclays PLC, 3.25%, 1/12/2021	5,596,000	5,635,816
BNP Paribas, FRN, 1.222%, 12/12/2016	1,280,000	1,282,744
BNP Paribas, FRN, 1.122%, 3/17/2017	3,010,000	3,008,977

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Canadian Imperial Bank of Commerce, FRN, 1.153%, 7/18/2016	$2,270,000	$2,272,492
Commonwealth Bank of Australia, 1.75%, 11/02/2018	1,390,000	1,396,373
Commonwealth Bank of Australia, FRN, 1.123%, 9/20/2016 (n)	4,820,000	4,828,449
Commonwealth Bank of Australia, FRN, 0.992%, 3/13/2017 (n)	1,510,000	1,510,482
Commonwealth Bank of Australia, FRN, 0.903%, 9/08/2017 (n)	6,000,000	5,981,586
Credit Suisse New York, 1.75%, 1/29/2018	3,950,000	3,963,896
DBS Bank Ltd., 2.35%, 2/28/2017 (n)	4,010,000	4,042,934
DNB Bank A.S.A., 3.2%, 4/03/2017 (n)	4,190,000	4,261,029
Goldman Sachs Group, Inc., 2%, 4/25/2019	1,150,000	1,153,527
Goldman Sachs Group, Inc., FRN, 1.288%, 5/22/2017	1,660,000	1,659,653
Goldman Sachs Group, Inc., FRN, 1.838%, 4/30/2018	2,310,000	2,321,931
Goldman Sachs Group, Inc., FRN, 1.718%, 11/15/2018	5,420,000	5,433,528
Goldman Sachs Group, Inc., FRN, 1.658%, 10/23/2019	5,010,000	4,985,536
HSBC Bank PLC, 3.1%, 5/24/2016 (n)	2,520,000	2,523,631
HSBC Bank PLC, FRN, 1.258%, 5/15/2018 (n)	5,132,000	5,104,913
Huntington National Bank, FRN, 1.063%, 4/24/2017	7,240,000	7,226,077
ING Bank N.V., 1.8%, 3/16/2018 (n)	1,740,000	1,746,506
ING Bank N.V., 3.75%, 3/07/2017 (n)	2,644,000	2,699,894
ING Bank N.V., 2%, 11/26/2018 (n)	4,970,000	5,003,771
ING Bank N.V., 2.3%, 3/22/2019 (n)	4,000,000	4,044,524
JPMorgan Chase & Co., 2%, 8/15/2017	2,087,000	2,107,135
JPMorgan Chase & Co., 2.2%, 10/22/2019	5,340,000	5,409,612
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	2,790,000	2,849,561
Mizuho Bank Ltd., FRN, 1.08%, 9/25/2017 (n)	2,500,000	2,487,890
Mizuho Bank Ltd., FRN, 1.824%, 10/20/2018 (n)	4,060,000	4,071,429
Morgan Stanley, 2.65%, 1/27/2020	3,780,000	3,834,814
Morgan Stanley, FRN, 1.996%, 2/01/2019	6,200,000	6,269,924
Morgan Stanley, FRN, 1.378%, 7/23/2019	7,840,000	7,778,001
Nordea Bank AB, FRN, 1.078%, 5/13/2016 (n)	2,802,000	2,802,614
Nordea Bank AB, FRN, 0.989%, 4/04/2017 (n)	2,900,000	2,901,006
PNC Bank N.A., 1.3%, 10/03/2016	3,180,000	3,184,112
PNC Bank N.A., 1.15%, 11/01/2016	4,550,000	4,557,730
PNC Bank N.A., 1.5%, 10/18/2017	3,500,000	3,516,562
PNC Bank N.A., 2.25%, 7/02/2019	5,130,000	5,229,881
Royal Bank of Canada, FRN, 1.096%, 9/09/2016	2,920,000	2,923,878
Royal Bank of Canada, FRN, 1.335%, 12/10/2018	8,210,000	8,210,008
Sumitomo Mitsui Banking Corp., FRN, 0.949%, 7/11/2017	6,000,000	5,966,646
Toronto-Dominion Bank, 1.75%, 7/23/2018	2,820,000	2,837,222
Wells Fargo & Co., FRN, 0.893%, 9/08/2017	5,020,000	5,003,203
Wells Fargo Bank N.A., FRN, 1.375%, 1/22/2018	3,900,000	3,918,486

		$200,967,517

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 1.1%
Becton, Dickinson and Co., 1.75%, 11/08/2016	$2,030,000	$2,036,388
Becton, Dickinson and Co., 1.45%, 5/15/2017	1,900,000	1,903,477
Becton, Dickinson and Co., 1.8%, 12/15/2017	3,810,000	3,830,136
Catholic Health Initiatives, 1.6%, 11/01/2017	2,480,000	2,485,912
Laboratory Corp. of America Holdings, 2.625%, 2/01/2020	5,170,000	5,222,372

		$15,478,285
Medical Equipment - 0.5%
Medtronic, Inc., 1.5%, 3/15/2018	$3,230,000	$3,256,848
Zimmer Holdings, Inc., 2%, 4/01/2018	3,210,000	3,235,792

		$6,492,640
Metals & Mining - 1.3%
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/2017	$4,750,000	$4,677,278
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018	1,620,000	1,555,200
Glencore Funding LLC, 2.125%, 4/16/2018 (n)	2,980,000	2,884,253
Glencore Funding LLC, FRN, 1.796%, 5/27/2016 (n)	5,690,000	5,675,775
Rio Tinto Finance (USA) Ltd., FRN, 1.482%, 6/17/2016	4,020,000	4,021,431

		$18,813,937
Midstream - 1.1%
Energy Transfer Partners LP, 2.5%, 6/15/2018	$1,930,000	$1,889,152
EnLink Midstream Partners LP, 2.7%, 4/01/2019	2,163,000	1,996,587
Enterprise Products Operating LP, 6.5%, 1/31/2019	1,280,000	1,428,120
Kinder Morgan (Delaware), Inc., 2%, 12/01/2017	2,750,000	2,726,053
ONEOK Partners LP, 3.2%, 9/15/2018	3,550,000	3,532,694
TransCanada PipeLines Ltd., 1.875%, 1/12/2018	2,847,000	2,849,446
TransCanada PipeLines Ltd., FRN, 1.309%, 6/30/2016	1,390,000	1,390,612

		$15,812,664
Mortgage-Backed - 1.8%
Fannie Mae, 5.745%, 7/01/2016	$786,398	$785,611
Fannie Mae, 6.5%, 9/01/2016 - 6/01/2017	98,119	99,921
Fannie Mae, 7%, 9/01/2016	13,289	13,334
Fannie Mae, 5.5%, 12/01/2016 - 2/01/2019	264,400	270,673
Fannie Mae, 1.114%, 2/25/2017	3,121,834	3,122,044
Fannie Mae, 6%, 3/01/2017 - 12/01/2017	108,890	110,579
Fannie Mae, 5%, 2/01/2018 - 7/01/2023	1,231,167	1,304,676
Fannie Mae, 4.5%, 10/01/2018 - 3/01/2023	892,015	936,545
Fannie Mae, 3%, 5/01/2030	8,849,993	9,251,592
Fannie Mae, FRN, 0.653%, 5/25/2018	3,808,317	3,805,364
Fannie Mae, FRN, 0.789%, 5/25/2018	3,557,446	3,556,854
Fannie Mae, FRN, 2.835%, 2/01/2033	31,005	31,896
Fannie Mae, FRN, 2.73%, 3/01/2033	89,060	90,887

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, FRN, 2.437%, 5/01/2033	$311,521	$330,069
Freddie Mac, 1.655%, 11/25/2016	214,643	214,758
Freddie Mac, 6%, 4/01/2017 - 8/01/2017	43,464	44,111
Freddie Mac, 1.426%, 8/25/2017	843,315	845,454
Freddie Mac, 5.5%, 9/01/2017 - 6/01/2025	736,718	796,285
Freddie Mac, 5%, 5/01/2018 - 8/01/2020	604,798	636,179
Ginnie Mae, FRN, 1.875%, 7/20/2032	103,762	107,925

		$26,354,757
Network & Telecom - 2.6%
AT&T, Inc., 2.4%, 8/15/2016	$2,750,000	$2,763,024
AT&T, Inc., 2.4%, 3/15/2017	3,360,000	3,394,551
AT&T, Inc., 2.45%, 6/30/2020	2,100,000	2,132,882
AT&T, Inc., FRN, 1.546%, 11/27/2018	3,850,000	3,858,258
British Telecommunications PLC, 2.35%, 2/14/2019	2,970,000	3,037,677
Verizon Communications, Inc., 1.35%, 6/09/2017	4,000,000	4,010,296
Verizon Communications, Inc., 6.1%, 4/15/2018	1,000,000	1,090,785
Verizon Communications, Inc., FRN, 2.164%, 9/15/2016	7,500,000	7,535,198
Verizon Communications, Inc., FRN, 1.412%, 6/17/2019	9,145,000	9,152,499

		$36,975,170
Oil Services - 0.4%
Schlumberger Holdings Corp., 1.9%, 12/21/2017 (n)	$3,010,000	$3,003,188
Transocean, Inc., 5.8%, 12/15/2016	2,810,000	2,829,726

		$5,832,914
Oils - 0.4%
Marathon Petroleum Corp., 2.7%, 12/14/2018	$5,697,000	$5,800,668

Other Banks & Diversified Financials - 11.0%
Abbey National Treasury Services PLC, 3.05%, 8/23/2018	$2,403,000	$2,477,745
Banco Santander Chile, FRN, 1.529%, 4/11/2017 (n)	3,830,000	3,820,425
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 1.246%, 9/09/2016 (n)	6,220,000	6,226,226
Banque Federative du Credit Mutuel, 2.75%, 1/22/2019 (n)	1,021,000	1,043,932
Banque Federative du Credit Mutuel, 2%, 4/12/2019 (n)	5,610,000	5,630,824
Banque Federative du Credit Mutuel, FRN, 1.484%, 10/28/2016 (n)	2,780,000	2,786,380
Banque Federative du Credit Mutuel, FRN, 1.484%, 1/20/2017 (n)	4,860,000	4,872,709
BNZ International Funding Ltd. London, 1.9%, 2/26/2018 (n)	4,530,000	4,548,084
BPCE S.A., 1.625%, 1/26/2018	4,410,000	4,415,777
BPCE S.A., 2.5%, 7/15/2019	5,559,000	5,642,741
Capital One Bank (USA) N.A., FRN, 1.301%, 2/05/2018	4,420,000	4,410,908
Capital One Financial Corp., 2.45%, 4/24/2019	1,880,000	1,901,603
Citigroup, Inc., FRN, 1.401%, 4/08/2019	9,150,000	9,071,447

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Citizens Bank N.A., 2.3%, 12/03/2018	$5,000,000	$5,030,865
Citizens Bank N.A., 2.5%, 3/14/2019	800,000	809,040
Discover Bank, 3.1%, 6/04/2020	3,205,000	3,265,030
Fifth Third Bancorp, 1.35%, 6/01/2017	8,500,000	8,502,049
Fifth Third Bancorp, 2.3%, 3/01/2019	1,859,000	1,869,280
Fifth Third Bancorp, 2.3%, 3/15/2019	3,120,000	3,152,676
First Republic Bank, 2.375%, 6/17/2019	1,333,000	1,334,425
Groupe BPCE S.A., 2.5%, 12/10/2018	2,520,000	2,566,620
Intesa Sanpaolo S.p.A., 2.375%, 1/13/2017	1,950,000	1,958,795
Lloyds Bank PLC, 1.75%, 5/14/2018	2,040,000	2,041,287
Lloyds Bank PLC, 2.3%, 11/27/2018	1,700,000	1,722,653
Lloyds Bank PLC, 1.635%, 1/22/2019	6,220,000	6,219,695
Macquarie Bank Ltd., FRN, 1.266%, 10/27/2017 (n)	3,790,000	3,778,785
National Bank of Canada, FRN, 1.472%, 12/14/2018	5,040,000	5,046,799
Rabobank Nederland N.V., 3.375%, 1/19/2017	3,967,000	4,031,051
Skandinaviska Enskilda, 1.75%, 3/19/2018 (n)	2,500,000	2,496,930
Svenska Handelsbanken AB, 2.875%, 4/04/2017	3,548,000	3,609,214
Svenska Handelsbanken AB, FRN, 1.095%, 9/23/2016	4,500,000	4,505,877
Swedbank AB, 2.125%, 9/29/2017 (n)	10,851,000	10,958,316
Synchrony Financial, 1.875%, 8/15/2017	2,830,000	2,830,142
UBS AG, FRN, 0.998%, 8/14/2017	6,250,000	6,220,656
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	6,146,000	6,165,397
UBS Group Funding Ltd., FRN, 2.068%, 9/24/2020 (n)	4,020,000	4,008,853
Union Bank, 3%, 6/06/2016	1,910,000	1,913,812
Westpac Banking Corp., 2%, 8/14/2017	1,780,000	1,797,691
Westpac Banking Corp., FRN, 0.949%, 5/19/2017	5,730,000	5,726,149

		$158,410,888
Pharmaceuticals - 3.8%
AbbVie, Inc., 1.8%, 5/14/2018	$5,760,000	$5,800,067
Actavis Funding SCS, 2.35%, 3/12/2018	4,615,000	4,665,530
Actavis Funding SCS, 3%, 3/12/2020	2,399,000	2,450,432
Actavis, Inc., 1.875%, 10/01/2017	2,240,000	2,246,330
Amgen, Inc., 2.3%, 6/15/2016	3,570,000	3,577,029
Bayer U.S. Finance LLC, 1.5%, 10/06/2017 (n)	4,000,000	4,019,684
Biogen, Inc., 2.9%, 9/15/2020	3,400,000	3,523,369
Bristol-Myers Squibb Co., 0.875%, 8/01/2017	3,507,000	3,507,000
Celgene Corp., 2.125%, 8/15/2018	4,900,000	4,966,165
EMD Finance LLC, 1.7%, 3/19/2018 (n)	5,140,000	5,149,252
Gilead Sciences, Inc., 1.85%, 9/04/2018	4,760,000	4,842,895
Mylan, Inc., 1.8%, 6/24/2016	2,710,000	2,712,339
Mylan, Inc., 1.35%, 11/29/2016	1,785,000	1,781,735
Sanofi, 1.25%, 4/10/2018	5,060,000	5,081,556

		$54,323,383

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Printing & Publishing - 0.2%
Thomson Reuters Corp., 0.875%, 5/23/2016	$3,530,000	$3,530,000

Real Estate - Healthcare - 0.3%
Ventas Realty LP, REIT, 1.55%, 9/26/2016	$2,160,000	$2,163,151
Welltower, Inc., REIT, 2.25%, 3/15/2018	1,686,000	1,701,085

		$3,864,236
Real Estate - Office - 0.3%
Mack-Cali Realty LP, 2.5%, 12/15/2017	$2,000,000	$2,006,156
Vornado Realty LP, REIT, 2.5%, 6/30/2019	2,848,000	2,874,296

		$4,880,452
Real Estate - Retail - 0.3%
Simon Property Group, Inc., REIT, 1.5%, 2/01/2018 (n)	$1,935,000	$1,942,957
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/2017 (n)	2,730,000	2,727,346

		$4,670,303
Restaurants - 0.2%
McDonald’s Corp., 2.1%, 12/07/2018	$2,810,000	$2,869,426

Retailers - 0.8%
Dollar General Corp., 4.125%, 7/15/2017	$4,990,000	$5,146,192
Dollar General Corp., 1.875%, 4/15/2018	660,000	665,847
Wesfarmers Ltd., 2.983%, 5/18/2016 (n)	2,900,000	2,902,436
Wesfarmers Ltd., 1.874%, 3/20/2018 (n)	2,068,000	2,070,655

		$10,785,130
Specialty Chemicals - 0.2%
Airgas, Inc., 3.05%, 8/01/2020	$2,430,000	$2,480,899

Supranational - 0.8%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/2020 (n)	$4,530,000	$4,569,638
Corporacion Andina de Fomento, 1.5%, 8/08/2017	4,500,000	4,515,255
Corporacion Andina de Fomento, FRN, 1.188%, 1/29/2018	1,190,000	1,191,477
West African Development Bank, 5.5%, 5/06/2021 (z)	815,000	821,520

		$11,097,890
Telecommunications - Wireless - 0.8%
America Movil S.A.B. de C.V., 2.375%, 9/08/2016	$1,564,000	$1,571,252
American Tower Trust I, REIT, 1.551%, 3/15/2018 (n)	2,840,000	2,836,361
Crown Castle International Corp., 3.4%, 2/15/2021	2,140,000	2,216,601
SBA Tower Trust, 2.898%, 10/15/2044 (n)	4,150,000	4,163,949

		$10,788,163

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telephone Services - 0.2%
Qwest Corp., 6.5%, 6/01/2017	$3,070,000	$3,212,694

Tobacco - 0.8%
Imperial Tobacco Finance PLC, 2.05%, 7/20/2018 (n)	$4,696,000	$4,723,782
Reynolds American, Inc., 3.5%, 8/04/2016	2,590,000	2,607,537
Reynolds American, Inc., 2.3%, 6/12/2018	3,640,000	3,710,914

		$11,042,233
Transportation - Services - 0.6%
ERAC USA Finance Co., 2.75%, 3/15/2017 (n)	$2,408,000	$2,436,903
TTX Co., 2.6%, 6/15/2020 (n)	5,870,000	5,889,259

		$8,326,162
U.S. Government Agencies and Equivalents - 1.0%
AID-Ukraine, 1.844%, 5/16/2019	$1,226,000	$1,242,043
AID-Ukraine, 1.847%, 5/29/2020	3,300,000	3,355,381
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	4,500,000	4,620,812
Private Export Funding Corp., 1.875%, 7/15/2018	5,240,000	5,338,758
Small Business Administration, 5.68%, 5/01/2016	42,138	42,150
Small Business Administration, 5.94%, 7/01/2016	10,936	11,023
Small Business Administration, 5.37%, 9/01/2016	27,378	27,643

		$14,637,810
U.S. Treasury Obligations - 2.8%
U.S. Treasury Notes, 3%, 8/31/2016	$13,000,000	$13,112,931
U.S. Treasury Notes, 0.625%, 9/30/2017 (f)	27,000,000	26,975,754

		$40,088,685
Utilities - Electric Power - 3.7%
American Electric Power Co., Inc., 1.65%, 12/15/2017	$2,570,000	$2,567,304
Dominion Resources, Inc., 2.5%, 12/01/2019	7,000,000	7,122,689
Duke Energy Corp., 1.625%, 8/15/2017	1,410,000	1,413,428
Duke Energy Corp., FRN, 1.009%, 4/03/2017	1,800,000	1,792,640
Duke Energy Indiana, Inc., FRN, 0.979%, 7/11/2016	1,760,000	1,760,505
Enel Finance International S.A., 6.25%, 9/15/2017 (n)	670,000	711,587
Eversource Energy, 1.6%, 1/15/2018	2,370,000	2,373,074
Eversource Energy, 2.5%, 3/15/2021	2,580,000	2,631,373
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/2017	6,759,000	6,808,510
NextEra Energy Capital Holdings, Inc., 2.3%, 4/01/2019	3,623,000	3,666,795
PG&E Corp., 2.4%, 3/01/2019	3,378,000	3,439,088
PPL WEM Holdings PLC, 3.9%, 5/01/2016 (n)	4,710,000	4,710,000
PSEG Power LLC, 2.75%, 9/15/2016	2,570,000	2,587,276
Southern Co., 2.45%, 9/01/2018	2,700,000	2,753,884

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Southern Power Co., 1.85%, 12/01/2017	$4,230,000	$4,258,210
Xcel Energy, Inc., 2.4%, 3/15/2021	4,070,000	4,133,317

		$52,729,680
Total Bonds (Identified Cost, $1,363,870,179)		$1,363,069,514

Money Market Funds - 5.0%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	71,359,048	$71,359,048
Total Investments (Identified Cost, $1,435,229,227)		$1,434,428,562

Other Assets, Less Liabilities - (0.0)%		(694,226)
Net Assets - 100.0%		$1,433,734,336

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $490,867,407 representing 34.2% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 0.749%, 8/25/2035	6/09/05	$622,934	$534,958
Bayview Commercial Asset Trust, FRN, 0.709%, 4/25/2036	2/23/06	558,361	497,725
Bayview Commercial Asset Trust, FRN, 0%, 7/25/2036	5/16/06	206,014	—
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.038%, 12/28/2040	3/01/06	706,750	513,212
Commercial Mortgage Asset Trust, FRN, 0.643%, 1/17/2032	8/25/03	7,466	5,527
DT Auto Owner Trust, 2016-2A, “A” (Warrants), 1.73%, 8/15/2019	4/06/16	2,589,916	2,589,985
GO Financial Auto Securitization, Trust, 2015-2, “A”, 3.27%, 11/15/2018	11/19/15	2,339,941	2,334,392

25

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Morgan Stanley Capital I, Inc., FRN, 1.695%, 3/15/2031	6/10/03	$4,432	$19
Nationstar HECM Loan Trust, 2015-2A, “A”, 2.883%, 11/25/2025	11/19/15	1,645,098	1,642,272
West African Development Bank, 5.5%, 5/06/2021	4/28/16	806,255	821,520
Total Restricted Securities			$8,939,610
% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Derivative Contracts at 4/30/16

Futures Contracts at 4/30/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 year (Long)	USD	330	$39,901,641	June - 2016	$(99,134)

At April 30, 2016, the fund had liquid securities with an aggregate value of $283,744 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,363,870,179)	$1,363,069,514
Underlying affiliated funds, at cost and value	71,359,048
Total investments, at value (identified cost, $1,435,229,227)	$1,434,428,562
Cash	101,320
Receivables for
Daily variation margin on open futures contracts	30,946
Fund shares sold	3,898,164
Interest	5,831,959
Other assets	5,001
Total assets	$1,444,295,952
Liabilities
Payables for
Distributions	$224,265
Investments purchased	7,880,473
Fund shares reacquired	1,764,197
Payable to affiliates
Investment adviser	48,087
Shareholder servicing costs	446,436
Distribution and service fees	20,215
Program manager fees	360
Payable for independent Trustees’ compensation	3,637
Accrued expenses and other liabilities	173,946
Total liabilities	$10,561,616
Net assets	$1,433,734,336
Net assets consist of
Paid-in capital	$1,495,952,682
Unrealized appreciation (depreciation) on investments	(899,799)
Accumulated net realized gain (loss) on investments	(61,196,144)
Accumulated distributions in excess of net investment income	(122,403)
Net assets	$1,433,734,336
Shares of beneficial interest outstanding	239,388,131

27

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$462,777,733	77,144,771	$6.00
Class B	6,476,503	1,082,362	5.98
Class C	119,062,914	19,864,163	5.99
Class I	222,997,224	37,339,374	5.97
Class R1	484,438	80,993	5.98
Class R2	3,517,469	586,615	6.00
Class R3	3,287,897	547,807	6.00
Class R4	6,945,741	1,158,136	6.00
Class R5	520,010,733	86,881,429	5.99
Class 529A	55,996,360	9,336,230	6.00
Class 529B	2,353,772	393,748	5.98
Class 529C	29,823,552	4,972,503	6.00

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.15 [100 / 97.5 x $6.00] and $6.15 [100 / 97.5 x $6.00], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$24,147,878
Dividends from underlying affiliated funds	75,184
Total investment income	$24,223,062
Expenses
Management fee	$5,751,487
Distribution and service fees	2,918,757
Shareholder servicing costs	1,581,385
Program manager fees	79,091
Administrative services fee	233,274
Independent Trustees’ compensation	33,109
Custodian fee	189,719
Shareholder communications	135,100
Audit and tax fees	62,936
Legal fees	12,408
Miscellaneous	223,995
Total expenses	$11,221,261
Fees paid indirectly	(161)
Reduction of expenses by investment adviser and distributor	(679,902)
Net expenses	$10,541,198
Net investment income	$13,681,864
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(219,514)
Futures contracts	645,134
Net realized gain (loss) on investments	$425,620
Change in unrealized appreciation (depreciation)
Investments	$(3,835,975)
Futures contracts	(99,134)
Net unrealized gain (loss) on investments	$(3,935,109)
Net realized and unrealized gain (loss) on investments	$(3,509,489)
Change in net assets from operations	$10,172,375

See Notes to Financial Statements

29

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2016	2015
Change in net assets
From operations
Net investment income	$13,681,864	$13,384,999
Net realized gain (loss) on investments	425,620	1,359,738
Net unrealized gain (loss) on investments	(3,935,109)	(5,576,985)
Change in net assets from operations	$10,172,375	$9,167,752
Distributions declared to shareholders
From net investment income	$(17,063,341)	$(17,544,207)
Change in net assets from fund share transactions	$(44,001,637)	$(25,398,993)
Total change in net assets	$(50,892,603)	$(33,775,448)
Net assets
At beginning of period	1,484,626,939	1,518,402,387
At end of period (including accumulated distributions in excess of net investment income of $(122,403) and $129,233, respectively)	$1,433,734,336	$1,484,626,939

See Notes to Financial Statements

30

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.03	$6.06	$6.13	$6.13	$6.19
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.08	$0.12	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	(0.01)	(0.05)	0.02	(0.02)
Total from investment operations	$0.04	$0.04	$0.03	$0.14	$0.12
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.07)	$(0.10)	$(0.14)	$(0.18)
Net asset value, end of period (x)	$6.00	$6.03	$6.06	$6.13	$6.13
Total return (%) (r)(s)(t)(x)	0.68	0.61	0.44	2.33	1.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.86	0.84	0.85	0.85
Expenses after expense reductions (f)	0.74	0.75	0.73	0.75	0.75
Net investment income	0.94	0.84	1.29	1.92	2.34
Portfolio turnover	30	37	29	34	27
Net assets at end of period (000 omitted)	$462,778	$459,032	$576,712	$583,224	$632,661

See Notes to Financial Statements

31

Financial Highlights – continued

Class B	Years ended 4/30
	2016	2015		2014	2013	2012
Net asset value, beginning of period	$6.01	$6.04		$6.11	$6.11	$6.18
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.01		$0.03	$0.07	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	(0.02)		(0.05)	0.03 (g)	(0.04	)(g)
Total from investment operations	$0.00 (w)	$(0.01)		$(0.02)	$0.10	$0.06
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.02)		$(0.05)	$(0.10)	$(0.13)
Net asset value, end of period (x)	$5.98	$6.01		$6.04	$6.11	$6.11
Total return (%) (r)(s)(t)(x)	(0.07)	(0.14)		(0.32)	1.57	1.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.61		1.59	1.60	1.60
Expenses after expense reductions (f)	1.50	1.51		1.49	1.50	1.51
Net investment income	0.20	0.09		0.54	1.18	1.61
Portfolio turnover	30	37		29	34	27
Net assets at end of period (000 omitted)	$6,477	$6,463		$7,814	$7,585	$10,056

Class C	Years ended 4/30
	2016	2015		2014	2013	2012
Net asset value, beginning of period	$6.02	$6.05		$6.12	$6.12	$6.19
Income (loss) from investment operations
Net investment income (d)	$0.01	$(0.00	)(w)	$0.03	$0.07	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	(0.01)		(0.06)	0.02	(0.03	)(g)
Total from investment operations	$(0.01)	$(0.01)		$(0.03)	$0.09	$0.06
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.02)		$(0.04)	$(0.09)	$(0.13)
Net asset value, end of period (x)	$5.99	$6.02		$6.05	$6.12	$6.12
Total return (%) (r)(s)(t)(x)	(0.17)	(0.24)		(0.41)	1.46	0.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.61		1.59	1.60	1.60
Expenses after expense reductions (f)	1.59	1.60		1.59	1.60	1.60
Net investment income	0.09	(0.00	)(w)	0.46	1.07	1.49
Portfolio turnover	30	37		29	34	27
Net assets at end of period (000 omitted)	$119,063	$137,178		$171,276	$212,060	$224,122

See Notes to Financial Statements

32

Financial Highlights – continued

Class I	Years ended 4/30
	2016	2015		2014	2013	2012
Net asset value, beginning of period	$6.00	$6.03		$6.10	$6.11	$6.17
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.06		$0.09	$0.13	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	(0.01)		(0.05)	0.01 (g)	(0.02)
Total from investment operations	$0.05	$0.05		$0.04	$0.14	$0.13
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)		$(0.11)	$(0.15)	$(0.19)
Net asset value, end of period (x)	$5.97	$6.00		$6.03	$6.10	$6.11
Total return (%) (r)(s)(x)	0.83	0.76		0.59	2.31	2.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.61		0.59	0.60	0.60
Expenses after expense reductions (f)	0.59	0.60		0.59	0.60	0.60
Net investment income	1.10	1.00		1.41	2.14	2.48
Portfolio turnover	30	37		29	34	27
Net assets at end of period (000 omitted)	$222,997	$296,392		$237,785	$130,703	$310,572

Class R1	Years ended 4/30
	2016	2015		2014	2013	2012
Net asset value, beginning of period	$6.01	$6.04		$6.11	$6.11	$6.17
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.00	(w)	$0.03	$0.07	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	(0.01)		(0.06)	0.02	(0.02)
Total from investment operations	$(0.01)	$(0.01)		$(0.03)	$0.09	$0.07
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.02)		$(0.04)	$(0.09)	$(0.13)
Net asset value, end of period (x)	$5.98	$6.01		$6.04	$6.11	$6.11
Total return (%) (r)(s)(x)	(0.17)	(0.24)		(0.41)	1.46	1.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.61		1.59	1.60	1.60
Expenses after expense reductions (f)	1.60	1.60		1.59	1.60	1.60
Net investment income	0.09	(0.00	)(w)	0.44	1.08	1.51
Portfolio turnover	30	37		29	34	27
Net assets at end of period (000 omitted)	$484	$632		$712	$616	$675

See Notes to Financial Statements

33

Financial Highlights – continued

Class R2	Years ended 4/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$6.02		$6.06	$6.13	$6.12	$6.19
Income (loss) from investment operations
Net investment income (d)	$0.04		$0.04	$0.06	$0.10	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	(0.03)	(0.05)	0.04 (g)	(0.04	)(g)
Total from investment operations	$0.04		$0.01	$0.01	$0.14	$0.09
Less distributions declared to shareholders
From net investment income	$(0.06)		$(0.05)	$(0.08)	$(0.13)	$(0.16)
Net asset value, end of period (x)	$6.00		$6.02	$6.06	$6.13	$6.12
Total return (%) (r)(s)(x)	0.60		0.20	0.19	2.24	1.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10		1.11	1.09	1.10	1.10
Expenses after expense reductions (f)	0.99		1.00	0.99	1.00	1.00
Net investment income	0.69		0.59	1.04	1.67	2.10
Portfolio turnover	30		37	29	34	27
Net assets at end of period (000 omitted)	$3,517		$3,955	$4,520	$4,189	$4,869

Class R3	Years ended 4/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$6.03		$6.05	$6.12	$6.12	$6.19
Income (loss) from investment operations
Net investment income (d)	$0.05		$0.05	$0.07	$0.11	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)		(0.01)	(0.05)	0.02	(0.04	)(g)
Total from investment operations	$0.03		$0.04	$0.02	$0.13	$0.10
Less distributions declared to shareholders
From net investment income	$(0.06)		$(0.06)	$(0.09)	$(0.13)	$(0.17)
Net asset value, end of period (x)	$6.00		$6.03	$6.05	$6.12	$6.12
Total return (%) (r)(s)(x)	0.58		0.68	0.34	2.22	1.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85		0.86	0.84	0.85	0.85
Expenses after expense reductions (f)	0.84		0.85	0.84	0.85	0.85
Net investment income	0.84		0.76	1.19	1.81	2.23
Portfolio turnover	30		37	29	34	27
Net assets at end of period (000 omitted)	$3,288		$3,653	$8,528	$8,014	$8,109

See Notes to Financial Statements

34

Financial Highlights – continued

Class R4	Years ended 4/30
	2016	2015		2014	2013	2012
Net asset value, beginning of period	$6.03	$6.06		$6.13	$6.13	$6.19
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.05		$0.09	$0.13	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	(0.00	)(w)	(0.05)	0.02	(0.02)
Total from investment operations	$0.05	$0.05		$0.04	$0.15	$0.13
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)		$(0.11)	$(0.15)	$(0.19)
Net asset value, end of period (x)	$6.00	$6.03		$6.06	$6.13	$6.13
Total return (%) (r)(s)(x)	0.84	0.77		0.59	2.48	2.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.61		0.59	0.60	0.60
Expenses after expense reductions (f)	0.59	0.61		0.59	0.60	0.60
Net investment income	1.09	0.89		1.44	2.06	2.49
Portfolio turnover	30	37		29	34	27
Net assets at end of period (000 omitted)	$6,946	$7,234		$923	$904	$839

Class R5	Years ended 4/30
	2016	2015	2014	2013 (i)
Net asset value, beginning of period	$6.01	$6.04	$6.11	$6.12
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.07	$0.09	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	(0.02)	(0.05)	0.00	(w)
Total from investment operations	$0.06	$0.05	$0.04	$0.08
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.11)	$(0.09)
Net asset value, end of period (x)	$5.99	$6.01	$6.04	$6.11
Total return (%) (r)(s)(x)	1.08	0.85	0.66	1.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.52	0.52	0.53	(a)
Expenses after expense reductions (f)	0.51	0.51	0.52	0.53	(a)
Net investment income	1.17	1.08	1.50	1.99	(a)
Portfolio turnover	30	37	29	34
Net assets at end of period (000 omitted)	$520,011	$493,576	$442,446	$337,605

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529A	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.03	$6.06	$6.13	$6.13	$6.19
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.05	$0.08	$0.11	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	(0.02)	(0.06)	0.03 (g)	(0.02)
Total from investment operations	$0.04	$0.03	$0.02	$0.14	$0.12
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.09)	$(0.14)	$(0.18)
Net asset value, end of period (x)	$6.00	$6.03	$6.06	$6.13	$6.13
Total return (%) (r)(s)(t)(x)	0.63	0.56	0.39	2.27	1.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.96	0.94	0.95	0.95
Expenses after expense reductions (f)	0.79	0.80	0.78	0.80	0.81
Net investment income	0.90	0.79	1.24	1.85	2.27
Portfolio turnover	30	37	29	34	27
Net assets at end of period (000 omitted)	$55,996	$47,228	$41,642	$35,126	$28,311

Class 529B	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.00	$6.04	$6.10	$6.10	$6.17
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.00 (w)	$0.03	$0.07	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	(0.02)	(0.04)	0.02	(0.03	)(g)
Total from investment operations	$0.00 (w)	$(0.02)	$(0.01)	$0.09	$0.06
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.02)	$(0.05)	$(0.09)	$(0.13)
Net asset value, end of period (x)	$5.98	$6.00	$6.04	$6.10	$6.10
Total return (%) (r)(s)(t)(x)	0.03	(0.37)	(0.21)	1.50	0.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.71	1.69	1.70	1.70
Expenses after expense reductions (f)	1.55	1.56	1.54	1.56	1.57
Net investment income	0.14	0.04	0.49	1.12	1.53
Portfolio turnover	30	37	29	34	27
Net assets at end of period (000 omitted)	$2,354	$2,184	$1,912	$1,849	$1,915

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529C	Years ended 4/30
	2016		2015		2014	2013		2012
Net asset value, beginning of period	$6.02		$6.06		$6.13	$6.12		$6.19
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$(0.00	)(w)	$0.02	$0.06		$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	(0.03)		(0.05)	0.04	(g)	(0.04	)(g)
Total from investment operations	$(0.00	)(w)	$(0.03)		$(0.03)	$0.10		$0.05
Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)		$(0.04)	$(0.09)		$(0.12)
Net asset value, end of period (x)	$6.00		$6.02		$6.06	$6.13		$6.12
Total return (%) (r)(s)(t)(x)	(0.05)		(0.45)		(0.46)	1.58		0.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70		1.71		1.69	1.70		1.70
Expenses after expense reductions (f)	1.63		1.65		1.63	1.65		1.66
Net investment income (loss)	0.05		(0.05)		0.40	1.01		1.43
Portfolio turnover	30		37		29	34		27
Net assets at end of period (000 omitted)	$29,824		$27,100		$24,133	$22,880		$18,909

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, September 4, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still

38

Notes to Financial Statements – continued

evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services

39

Notes to Financial Statements – continued

or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of April 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$54,726,495	$—	$54,726,495
Non-U.S. Sovereign Debt	—	86,994,097	—	86,994,097
U.S. Corporate Bonds	—	591,727,330	—	591,727,330
Residential Mortgage-Backed Securities	—	36,603,419	—	36,603,419
Commercial Mortgage-Backed Securities	—	10,929,792	—	10,929,792
Asset-Backed Securities (including CDOs)	—	156,427,521	—	156,427,521
Foreign Bonds	—	425,660,860	—	425,660,860
Mutual Funds	71,359,048	—	—	71,359,048
Total Investments	$71,359,048	$1,363,069,514	$—	$1,434,428,562

Other Financial Instruments
Futures Contracts	$(99,134)	$—	$—	$(99,134)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund

40

Notes to Financial Statements – continued

uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(99,134)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within each fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$645,134

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(99,134)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange

41

Notes to Financial Statements – continued

contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

42

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions

43

Notes to Financial Statements – continued

traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/16	4/30/15
Ordinary income (including any short-term capital gains)	$17,063,341	$17,544,207

44

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/16
Cost of investments	$1,441,507,903
Gross appreciation	7,167,545
Gross depreciation	(14,246,886)
Net unrealized appreciation (depreciation)	$(7,079,341)
Undistributed ordinary income	1,451,695
Capital loss carryforwards	(55,016,602)
Other temporary differences	(1,574,098)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
4/30/17	$(11,740,197)
4/30/18	(9,393,942)
4/30/19	(9,431,348)
Total	$(30,565,487)

Post-enactment losses which are characterized as follows:
Short-Term	$(879,591)
Long-Term	(23,571,524)
Total	$(24,451,115)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight

45

Notes to Financial Statements – continued

years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/16	Year ended 4/30/15
Class A	$5,455,220	$5,575,453
Class B	26,445	25,241
Class C	406,940	406,948
Class I	3,291,205	4,552,911
Class R1	1,864	1,944
Class R2	36,050	38,331
Class R3	37,412	90,273
Class R4	92,514	17,694
Class R5	7,071,167	6,317,718
Class 529A	560,995	459,809
Class 529B	7,992	6,036
Class 529C	75,537	51,849
Total	$17,063,341	$17,544,207

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2016, this management fee reduction amounted to $104,436, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2016 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $100,167 and $3,732 for the year ended April 30, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and

46

Notes to Financial Statements – continued

another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,157,510
Class B	0.75%	0.25%	1.00%	0.90%	61,946
Class C	0.75%	0.25%	1.00%	1.00%	1,247,540
Class R1	0.75%	0.25%	1.00%	1.00%	5,738
Class R2	0.25%	0.25%	0.50%	0.40%	19,438
Class R3	—	0.25%	0.25%	0.25%	8,697
Class 529A	—	0.25%	0.25%	0.15%	124,239
Class 529B	0.75%	0.25%	1.00%	0.91%	22,065
Class 529C	0.75%	0.25%	1.00%	0.99%	271,584
Total Distribution and Service Fees					$2,918,757

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2016 based on each class’s average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2016, this waiver amounted to $512,695 and is included in the reduction of total expenses in the Statement of Operations. For one year from the date of sale of Class B and Class 529B shares, assets attributable to such Class B and Class 529B shares are subject to the 0.25% annual Class B and Class 529B service fee. On assets attributable to all other Class B and Class 529B shares, 0.15% of the Class B and Class 529B service fee is being paid by the fund and 0.10% of the Class B and Class 529B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2016, this waiver amounted to $8,001 for Class B and Class 529B shares, and is included in the reduction of total expenses in the Statement of Operations. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver agreement. For the year ended April 30, 2016, this waiver amounted to $3,887 and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2016. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2016, this rebate amounted to $7,172, $2, $204, $1,405, $66, and $2,488 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the

47

Notes to Financial Statements – continued

event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2016, were as follows:

Amount
Class A	$21,844
Class B	12,121
Class C	11,744
Class 529B	1,081
Class 529C	2,095
$48,885

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on August 31, 2016, unless MFD elects to extend the waiver. For the year ended April 30, 2016, this waiver amounted to $39,546 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended April 30, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2016, were as follows:

	Fee	Waiver
Class 529A	$49,695	$24,848
Class 529B	2,210	1,105
Class 529C	27,186	13,593
Total Program Manager Fees and Waivers	$79,091	$39,546

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2016, the fee was $272,952, which equated to 0.0190% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $861,187.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting

48

Notes to Financial Statements – continued

fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended April 30, 2016, these costs for the fund amounted to $447,246 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2016 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $349 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $3,622 at April 30, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2016, the fee paid by the fund under this agreement was $4,040 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

49

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended April 30, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$39,780,338	$49,219,446
Investments (non-U.S. Government securities)	$373,768,486	$470,291,915

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/16		Year ended 4/30/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	35,086,657	$209,933,589	27,161,349	$164,114,665
Class B	393,511	2,349,177	220,953	1,331,540
Class C	4,754,637	28,430,342	3,870,312	23,361,982
Class I	22,221,178	132,564,698	55,668,345	335,175,761
Class R1	27,487	164,231	43,389	261,225
Class R2	378,901	2,262,425	363,682	2,194,325
Class R3	89,920	539,129	477,400	2,883,875
Class R4	151,831	909,145	1,068,429	6,442,885
Class R5	9,179,390	54,839,416	15,636,470	94,218,518
Class 529A	4,361,856	26,111,674	3,650,440	22,040,694
Class 529B	238,254	1,422,376	286,584	1,724,536
Class 529C	2,379,434	14,243,084	2,215,926	13,373,890
	79,263,056	$473,769,286	110,663,279	$667,123,896

Shares issued to shareholders in reinvestment of distributions
Class A	741,365	$4,438,096	763,878	$4,615,614
Class B	3,833	22,877	3,699	22,283
Class C	58,998	352,591	57,739	348,458
Class I	285,151	1,699,951	272,078	1,635,098
Class R1	312	1,859	323	1,943
Class R2	4,781	28,607	4,538	27,404
Class R3	6,236	37,345	14,962	90,262
Class R4	15,414	92,243	2,930	17,694
Class R5	1,158,828	6,920,447	1,048,570	6,317,718
Class 529A	93,044	556,714	75,795	457,689
Class 529B	1,329	7,919	991	5,966
Class 529C	12,565	75,114	8,538	51,572
	2,381,856	$14,233,763	2,254,041	$13,591,701

50

Notes to Financial Statements – continued

	Year ended 4/30/16		Year ended 4/30/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(34,851,143)	$(208,546,344)	(46,955,824)	$(283,819,877)
Class B	(390,255)	(2,331,471)	(442,738)	(2,667,416)
Class C	(7,730,817)	(46,275,080)	(9,445,204)	(56,992,612)
Class I	(34,565,508)	(206,133,007)	(45,974,659)	(276,077,944)
Class R1	(51,987)	(310,172)	(56,366)	(339,292)
Class R2	(453,441)	(2,708,671)	(458,100)	(2,763,947)
Class R3	(154,194)	(924,628)	(1,295,847)	(7,804,540)
Class R4	(209,818)	(1,255,935)	(22,999)	(138,877)
Class R5	(5,542,765)	(33,100,649)	(7,807,970)	(47,052,303)
Class 529A	(2,956,754)	(17,695,686)	(2,763,371)	(16,682,916)
Class 529B	(209,524)	(1,250,169)	(240,640)	(1,447,961)
Class 529C	(1,917,542)	(11,472,874)	(1,710,934)	(10,326,905)
	(89,033,748)	$(532,004,686)	(117,174,652)	$(706,114,590)

Net change
Class A	976,879	$5,825,341	(19,030,597)	$(115,089,598)
Class B	7,089	40,583	(218,086)	(1,313,593)
Class C	(2,917,182)	(17,492,147)	(5,517,153)	(33,282,172)
Class I	(12,059,179)	(71,868,358)	9,965,764	60,732,915
Class R1	(24,188)	(144,082)	(12,654)	(76,124)
Class R2	(69,759)	(417,639)	(89,880)	(542,218)
Class R3	(58,038)	(348,154)	(803,485)	(4,830,403)
Class R4	(42,573)	(254,547)	1,048,360	6,321,702
Class R5	4,795,453	28,659,214	8,877,070	53,483,933
Class 529A	1,498,146	8,972,702	962,864	5,815,467
Class 529B	30,059	180,126	46,935	282,541
Class 529C	474,457	2,845,324	513,530	3,098,557
	(7,388,836)	$(44,001,637)	(4,257,332)	$(25,398,993)

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 21%, 8%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund and the MFS Lifetime 2025 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for

51

Notes to Financial Statements – continued

temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2016, the fund’s commitment fee and interest expense were $4,767 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	10,715,193	487,407,257	(426,763,402)	71,359,048

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$75,184	$71,359,048

52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2016

53

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

54

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

57

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of June 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
James Calmas

58

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2015 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

59

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

60

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

61

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2016

MFS® MUNICIPAL LIMITED MATURITY FUND

MTL-ANN

MFS® MUNICIPAL LIMITED MATURITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Markets have largely recovered after a significant bout of volatility earlier this year. Oil prices have rebounded sharply, and the dollar has weakened against most currencies.

Global economic growth remains sluggish, and almost every major central bank — aside from the U.S. Federal Reserve — is continuing to loosen monetary policy. This should help keep interest rates lower for longer on a global basis.

Even with a weaker dollar, soft global growth continues to negatively impact U.S. exports. In Europe, a crucial referendum on Britain’s continued membership in the European Union is set for June 23. China continues to face headwinds in its shift to a consumer-led economy, which is weighing on its manufacturing sector. Emerging markets have been beneficiaries of the weaker U.S. dollar and firmer commodity prices.

At MFS®, we believe it is best to view markets through a long lens, and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

June 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
General Obligations – General Purpose	15.7%
Water & Sewer Utility Revenue	9.2%
Healthcare Revenue – Hospitals	9.1%
Universities – Colleges	7.7%
General Obligations – Schools	5.9%
Utilities – Municipal Owned	4.7%
State & Local Agencies	4.5%
Airport Revenue	4.3%
Healthcare Revenue – Long Term Care	4.0%
Tax Assessment	3.7%

Composition including fixed income credit quality (a)(i)
AAA	10.1%
AA	29.4%
A	35.8%
BBB	18.4%
BB	1.0%
B	1.4%
CCC	0.3%
CC	0.8%
D	0.9%
Not Rated	0.9%
Cash & Cash Equivalents	1.0%

Portfolio facts (i)
Average Duration (d)	3.2
Average Effective Maturity (m)	4.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 4/30/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2016, Class A shares of the MFS Municipal Limited Maturity Fund (“fund”) provided a total return of 2.63%, at net asset value. This compares with a return of 2.96% for the fund’s benchmark, the Barclays 1-9 Year Municipal Bond Index. Effective August 28, 2015, the Barclays 1-9 Year Municipal Bond Index replaced the Barclays 3-Year Municipal Bond Index and the Barclays 5-Year Municipal Bond Index. For the twelve months ended April 30, 2016, the Barclays 3-Year Municipal Bond Index and the Barclays 5-Year Municipal Bond Index generated returns of 1.84% and 3.44%, respectively.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in the middle of the period, Fed officials said they would be cautious regarding further tightening due to concerns over global economic and financial conditions. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors, though they began to spread more broadly later in the period. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened by falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy before subsiding late in the period. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

According to data from the Fed, the 10-year US Treasury yield finished the period at 1.83%, a decrease of 29 basis points. However, this masked quite a bit of volatility during the period, as yields spiked as high as 2.49% during the second quarter of 2015, as oil prices rose, payroll growth remained steady and the market started to anticipate the first increase in the US Federal Funds rate since 2006. While the Fed raised short-term interest rates in December of 2015, concerns about weaker global growth, especially out of China and other emerging markets, and further declines in oil

Management Review – continued

prices, caused 10-Year US Treasury yields to subsequently decline. The Fed has since adopted a more dovish tone regarding the pace and timing of additional interest rate hikes.

Municipal bonds produced positive returns for the 12-months ended April 30, 2016, as measured by the Barclays Municipal Bond Index (a market capitalization-weighted index that measures the performance of the tax-exempt bond market), and generally outperformed other fixed income asset classes. This was helped by limited net new issuance and continued strong demand for municipal bonds from investors viewing the asset class as a safe haven and somewhat insulated from global macro events such as slower growth in China and the steep decline in commodity prices.

While Puerto Rico made headlines during the summer by indicating that it could not service its outstanding debt, the municipal market generally shrugged off the news. However, markets continue to remain concerned about underfunded public employee pension systems and other benefits promised to public employees, and the political difficulties in enacting reform. These dynamics are particularly notable in places such as Illinois, where any progress towards reducing pension liabilities has been negatively impacted by adverse court rulings and unattained actuarial assumptions while political gridlock continues to prevent the government from delivering a balanced budget. As a result the state continues to be looked at warily by markets and rating agencies alike.

Generally, fundamentals remained sound for the majority of municipal issuers. Tax-equivalent yields appeared attractive relative to overall credit quality, but should be weighed against the longer duration nature of municipal bonds in an environment of interest rate uncertainty.

Factors Affecting Performance

Relative to the Barclays 1-9 Year Municipal Bond Index, unfavorable security selection in the “AA” rated (r) credit quality segment and industrials sector hurt relative performance. Additionally, the fund’s shorter duration (d) stance also weighed on relative results.

Conversely, positive security selection in the credit enhanced sector, as well as an overweight allocation to the “BBB” and “CCC & Below” credit quality segments were sources of relative strength.

Respectfully,

Jason Kosty	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	3/17/92	2.63%	2.61%	3.23%	N/A
B	9/07/93	1.87%	1.85%	2.46%	N/A
C	7/01/94	1.88%	1.74%	2.35%	N/A
I	8/30/10	2.79%	2.74%	N/A	2.35%
Comparative benchmarks
Barclays 1-9 Year Municipal Bond Index (f)(y)		2.96%	2.89%	3.86%	N/A
Barclays 3-Year Municipal Bond Index (f)(y)		1.84%	1.75%	3.08%	N/A
Barclays 5-Year Municipal Bond Index (f)(y)		3.44%	3.19%	4.27%	N/A
Average annual with sales charge
A With initial Sales Charge (2.50%)		0.06%	2.09%	2.97%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.13)%	1.48%	2.46%	N/A
C With CDSC (1% for 12 months) (v)		0.88%	1.74%	2.35%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(y)	Effective August 28, 2015, the Barclays 1-9 Year Municipal Bond Index replaced the Barclays 3-Year Municipal Bond Index and the Barclays 5-Year Municipal Bond Index as the primary fund benchmark. The fund’s investment adviser believes the Barclays 1-9 Year Municipal Bond Index better reflects the investment policies and strategies of the fund.

Benchmark Definitions

Barclays 1-9 Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (1 to 9 years) tax-exempt bond market.

Barclays 3-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (2 to 4 years) tax-exempt bond market.

Barclays 5-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (4 to 6 years) tax-exempt bond market.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2015 through April 30, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Expenses Paid During Period (p) 11/01/15-4/30/16
A	Actual	0.70%	$1,000.00	$1,015.54	$3.51
	Hypothetical (h)	0.70%	$1,000.00	$1,021.38	$3.52
B	Actual	1.46%	$1,000.00	$1,011.78	$7.30
	Hypothetical (h)	1.46%	$1,000.00	$1,017.60	$7.32
C	Actual	1.55%	$1,000.00	$1,012.49	$7.76
	Hypothetical (h)	1.55%	$1,000.00	$1,017.16	$7.77
I	Actual	0.55%	$1,000.00	$1,016.30	$2.76
	Hypothetical (h)	0.55%	$1,000.00	$1,022.13	$2.77

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 97.7%
Issuer	Shares/Par	Value ($)
Alabama - 0.9%
Alabama 21st Century Authority, Tobacco Settlement Rev., “A”, 5%, 6/01/2018	$2,335,000	$2,524,952
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/2017	1,815,000	1,891,593
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/2018	1,000,000	1,070,120
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/2019	1,615,000	1,766,600
Alabama State Industrial Development Authority, Solid Water Disposal Rev. (Pine City Fiber Company Project), 6.45%, 12/01/2023	250,000	250,973
Auburn University, General Fee Rev., “A”, 5%, 6/01/2021	2,170,000	2,573,902
Mobile, AL, Industrial Development Board, Pollution Control Rev. (Alabama Power Co.), 1.65%, 6/01/2034 (Put Date 3/20/2017)	1,000,000	1,005,620
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 4%, 12/01/2016	1,810,000	1,840,933

		$12,924,693
Alaska - 0.6%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2021	$1,400,000	$1,576,428
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2022	1,200,000	1,367,232
State of Alaska, International Airport System Rev., “A”, 5%, 10/01/2024	1,250,000	1,572,113
Valdez, AK, Marine Terminal Rev. (BP Pipelines Project), “B”, 5%, 1/01/2021	4,000,000	4,571,040

		$9,086,813
Arizona - 1.2%
Arizona Board of Regents (Arizona State University), “A”, 4%, 7/01/2017	$300,000	$311,751
Arizona Health Facilities Authority Rev. (Phoenix Children’s Hospital), “A-1”, FRN, 2.26%, 2/01/2048 (Put Date 2/05/2020)	3,000,000	3,060,810
Chandler, AZ, 5%, 7/01/2022 (Prerefunded 7/01/2018)	1,000,000	1,089,570
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 7/01/2021	1,260,000	1,537,276
Phoenix, AZ, Industrial Development Authority Education Rev. (Basis Schools, Inc. Projects), “A”, 4%, 7/01/2025	1,240,000	1,298,156

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Education Rev. (Basis Schools, Inc. Projects), “A”, 3%, 7/01/2020	$1,100,000	$1,115,092
Phoenix, AZ, Industrial Development Authority Education Rev. (Great Hearts Academies), “A”, 2.95%, 7/01/2026	3,000,000	2,986,860
Phoenix, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Project), 3%, 7/01/2020	585,000	588,645
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/2016	400,000	403,556
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/2017	375,000	389,486
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/2018	525,000	558,590
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), 2.125%, 6/01/2027 (Put Date 6/01/2018)	3,000,000	3,057,570
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), “A-2”, 1.6%, 3/01/2028 (Put Date 3/01/2018)	1,280,000	1,283,635

		$17,680,997
Arkansas - 0.9%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2020	$355,000	$398,583
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2021	465,000	533,462
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2022	380,000	443,095
Arkansas Four-Lane Highway Construction & Improvement Rev., 5%, 6/15/2021	5,000,000	5,984,850
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 1/01/2021	3,250,000	3,410,485
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2022	300,000	361,596
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2023	1,665,000	2,035,696

		$13,167,767
California - 10.5%
California Department of Water Resources, Power Supply Rev., “L”, 5%, 5/01/2018	$3,510,000	$3,809,579
California Department of Water Resources, Power Supply Rev., “M”, 4%, 5/01/2019	3,000,000	3,288,600
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2019	1,000,000	1,114,760

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2020	$1,250,000	$1,431,838
California Educational Facilities Authority Rev. (University of Redlands), “A”, 4%, 10/01/2017	250,000	260,653
California Educational Facilities Authority Rev. (University of Redlands), “A”, 4%, 10/01/2018	400,000	427,796
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2022	500,000	599,220
California Educational Facilities Authority Rev. (University of San Francisco), 5%, 10/01/2021	500,000	598,715
California Health Facilities Financing Authority Rev. (Memorial Health Services), “A”, 4%, 10/01/2016	570,000	578,732
California Health Facilities Financing Authority Rev. (Memorial Health Services), “A”, 4%, 10/01/2017	1,100,000	1,154,241
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “C”, 5%, 7/01/2043 (Put Date 10/15/2019)	2,750,000	3,109,590
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “D”, 5%, 7/01/2043 (Put Date 10/15/2020)	2,400,000	2,786,520
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/2023	9,900,000	10,104,237
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2018	650,000	687,973
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 6/01/2023 (Put Date 12/01/2017)	135,000	143,159
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “C”, 5.25%, 6/01/2023 (Put Date 12/01/2017)	3,045,000	3,229,040
California Public Works Board Lease Rev. (Various Capital Projects), “G”, 4%, 11/01/2016	3,840,000	3,907,968
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/2017	415,000	441,892
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (State Prison - Lassen County, Susanville), “I”, 5%, 6/01/2016	5,000,000	5,020,700
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2024	350,000	418,639
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2025	365,000	438,631
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2026	300,000	356,433
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/2023	1,245,000	1,347,327

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/2021	$750,000	$806,505
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/2022	1,120,000	1,210,182
California State University Rev., “A”, 5%, 11/01/2022	5,000,000	6,183,800
California Statewide Communities Development Authority Rev. (Kaiser Permanente), “C”, 5%, 11/01/2029 (Put Date 5/01/2017)	1,500,000	1,563,960
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “B”, CALHF, 3%, 8/01/2021	1,640,000	1,655,646
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “C”, CALHF, 2.5%, 8/01/2020	1,105,000	1,113,431
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “D”, 4.75%, 8/01/2020	125,000	125,695
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “A”, 1.65%, 7/01/2018	3,500,000	3,503,185
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 3%, 9/01/2016	605,000	609,447
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 4%, 9/01/2018	400,000	425,812
Elk Grove, CA, Finance Authority Special Tax Rev., 5%, 9/01/2021	450,000	529,488
Elk Grove, CA, Finance Authority Special Tax Rev., 5%, 9/01/2022	450,000	536,976
Imperial, CA, Irrigation District Electric Rev., “C”, 5%, 11/01/2023	200,000	250,530
Imperial, CA, Irrigation District Electric Rev., “C”, 5%, 11/01/2025	500,000	646,540
Jurupa, CA, Public Financing Authority Tax Rev., “A”, 5%, 9/01/2019	475,000	535,995
Jurupa, CA, Public Financing Authority Tax Rev., “A”, 5%, 9/01/2020	550,000	636,400
La Verne, CA, Brethren Hillcrest Homes, COP, 3%, 5/15/2016	555,000	555,500
La Verne, CA, Brethren Hillcrest Homes, COP, 3%, 5/15/2017	575,000	583,757
La Verne, CA, Brethren Hillcrest Homes, COP, 4%, 5/15/2018	235,000	246,106
La Verne, CA, Brethren Hillcrest Homes, COP, 4%, 5/15/2019	565,000	602,143
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2021	310,000	353,341
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Rev., “A”, 5.25%, 11/15/2020	930,000	1,060,665
Los Angeles County, CA, Public Works Financing Authority Lease Rev. (Multiple Capital Project II), 5%, 8/01/2018	500,000	548,160
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/2022	1,865,000	2,235,370

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/2023	$1,865,000	$2,259,242
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-2”, CALHF, 3%, 11/15/2020	75,000	75,175
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-3”, CALHF, 2.5%, 11/15/2020	530,000	530,488
Los Angeles County, CA, Sanitation Districts Financing Authority Rev. (Capital Projects), “A”, 5%, 10/01/2020	5,000,000	5,883,150
Los Angeles, CA, Community College District, “E”, AGM, 5%, 8/01/2022 (Prerefunded 8/01/2016)	1,000,000	1,011,660
Los Angeles, CA, Department of Water & Power Rev., “A”, 5%, 7/01/2019	1,000,000	1,131,620
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/2018	2,450,000	2,469,625
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), 5%, 1/01/2018	310,000	331,204
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/2019	2,575,000	2,595,626
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/2020	2,705,000	2,726,532
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2021	750,000	879,345
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2022	800,000	953,496
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), “A”, AGM, 5%, 9/01/2024	4,000,000	4,924,200
Rancho Cucamonga, CA, Redevelopment Agency Rev., AGM, 5%, 9/01/2020	1,200,000	1,403,088
Rancho Cucamonga, CA, Redevelopment Agency Rev., AGM, 5%, 9/01/2021	1,000,000	1,198,390
Riverside, CA, Unified School District Financing Authority, Special Tax Rev., BAM, 5%, 9/01/2021	285,000	338,936
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 3%, 9/01/2017	1,140,000	1,169,515
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 9/01/2018	1,210,000	1,290,392
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 9/01/2019	1,300,000	1,417,546
Sacramento, CA, Municipal Utility District, “X”, 5%, 8/15/2020	1,750,000	2,051,175
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/2020	750,000	874,268
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/2021	1,200,000	1,432,104

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/2022	$1,500,000	$1,827,600
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/2023	1,100,000	1,363,505
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2020	500,000	578,415
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “B”, 1.5%, 4/01/2047 (Put Date 4/02/2018)	3,820,000	3,856,099
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, 1.45%, 4/01/2045 (Put Date 8/01/2017)	2,500,000	2,515,350
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, 1.875%, 4/01/2047 (Put Date 4/01/2019)	3,090,000	3,151,151
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/2025	1,000,000	1,190,870
San Joaquin County, CA, Stockton Unified School District, General Obligation, 5%, 8/01/2024	6,650,000	8,288,028
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2022	1,285,000	1,522,005
San Pablo, CA, Redevelopment Agency Rev., “A”, 5%, 6/15/2020	1,000,000	1,157,700
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 4%, 9/01/2016	820,000	829,701
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2017	575,000	607,752
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2018	600,000	657,774
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2019	625,000	707,163
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2020	985,000	1,144,875
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2021	1,350,000	1,608,309
Southern California Metropolitan Water District Rev., “E-3”, 3.5%, 7/01/2037 (Put Date 10/01/2016)	4,000,000	4,020,480
State of California, 5%, 4/01/2017	7,000,000	7,283,500
University of California, “AK”, 5%, 5/15/2048 (Put Date 5/15/2023)	5,000,000	6,210,850

		$157,242,781
Colorado - 1.4%
Colorado Educational & Cultural Facilities Authority Rev. (Colorado Springs Charter Academy Project), 5.25%, 7/01/2028	$2,440,000	$2,672,752
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Charter School), 3%, 1/15/2018	100,000	103,034
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Charter School), 4%, 1/15/2019	155,000	165,839

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 2.25%, 7/15/2017	$130,000	$131,190
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 3.25%, 7/15/2022	1,460,000	1,552,155
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2018	300,000	315,153
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2020	310,000	337,593
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2022	545,000	605,348
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2021	55,000	62,957
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2021	1,160,000	1,327,817
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2022	1,750,000	2,023,035
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/2018	2,120,000	2,337,406
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/2016	1,000,000	1,023,700
Denver, CO, City & County Airport Systems Rev., “A”, 4%, 11/15/2017	1,250,000	1,309,450
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 11/15/2018	300,000	331,032
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 11/15/2019	445,000	506,334
Denver, CO, City & County Excise Tax Rev., “A”, ASSD GTY, 6%, 9/01/2021	1,500,000	1,751,220
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2023	1,000,000	1,210,310
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2025	1,250,000	1,534,388
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2021	1,640,000	1,927,180

		$21,227,893
Delaware - 0.0%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project) , 4%, 9/01/2024	$215,000	$229,605

District of Columbia - 0.0%
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/2025	$50,000	$51,261

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - 3.2%
Broward County, FL, Airport System Rev., “Q-1”, 4%, 10/01/2016	$150,000	$152,186
Broward County, FL, Airport System Rev., “Q-1”, 5%, 10/01/2016	850,000	865,963
Broward County, FL, Airport System Rev., “Q-1”, 4%, 10/01/2017	250,000	261,435
Broward County, FL, Airport System Rev., “Q-1”, 5%, 10/01/2017	700,000	741,895
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B”, 5.25%, 5/15/2022	105,000	105,221
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2020	370,000	423,014
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2021	575,000	669,812
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2022	480,000	568,406
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2023	635,000	760,901
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	535,000	645,290
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	615,000	741,014
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2019	4,000,000	4,477,440
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	1,435,000	1,651,829
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/2021	1,300,000	1,498,419
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/2022	600,000	704,178
Florida Mid-Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/2019 (Prerefunded 10/01/2017)	275,000	249,051
Florida Mid-Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/2023 (Prerefunded 10/01/2017)	215,000	156,877
Florida Mid-Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/2024 (Prerefunded 10/01/2017)	150,000	103,118
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/2019	2,365,000	2,673,065
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/2020	1,330,000	1,543,891
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2020	300,000	344,250
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2021	200,000	233,886
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2023	400,000	481,204
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2024	400,000	485,416

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2018	$2,000,000	$2,192,220
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2019	1,875,000	2,119,913
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	380,000	430,202
Miami-Dade County, FL, Transit Sales Surtax Rev., AGM, 5%, 7/01/2017	1,500,000	1,575,150
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 4%, 8/01/2018	1,600,000	1,699,376
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2020	1,730,000	1,982,009
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2021	1,825,000	2,133,681
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2022	1,810,000	2,137,483
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2020	600,000	683,244
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2021	1,200,000	1,390,008
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Jupiter Medical Center, Inc., Project), “A”, 4%, 11/01/2016	1,030,000	1,043,122
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 10/01/2016	390,000	395,121
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 10/01/2017	870,000	903,921
South Florida, Water Management District, COP, 5%, 10/01/2024	2,000,000	2,503,360
South Miami, FL, Health Facilities Baptist Authority Hospital Rev. (Baptist Health South Florida Group), 5%, 8/15/2021	290,000	306,020
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 4%, 7/01/2016	265,000	266,476
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2019	500,000	553,515
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2018	200,000	215,616
Tampa, FL, Solid Waste System Rev., 5%, 10/01/2021	1,000,000	1,170,780
Tampa, FL, Solid Waste System Rev., “A”, 5%, 10/01/2020	3,000,000	3,439,260

		$47,678,238
Georgia - 2.7%
Atlanta, GA, Airport Passenger Facility Charge Rev., “B”, 5%, 1/01/2018	$2,000,000	$2,142,360
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2018	700,000	749,826

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2020	$400,000	$457,700
DeKalb County, GA, Water & Sewer Rev., “A”, 5%, 10/01/2021	1,000,000	1,202,960
Fulton County, GA, “A”, 3%, 7/01/2017	2,515,000	2,581,497
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 10/01/2019	5,000,000	5,659,400
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2021	5,030,000	5,918,399
Gainesville, GA, Hall County Hospital Authority (Northeast Georgia Health System, Inc.), “B”, FRN, 1.36%, 8/15/2035 (Put Date 2/18/2020)	2,500,000	2,503,175
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.125%, 9/15/2016	1,045,000	1,061,563
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	8,670,000	10,068,905
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “Q”, 5%, 10/01/2021	1,750,000	2,089,168
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 5%, 8/01/2023	1,750,000	2,118,340
Gwinnett County, GA, School District, 5%, 2/01/2021	790,000	937,588
Main Street National Gas, Inc. (Gas Project Rev.), “A”, 5%, 3/15/2019	2,500,000	2,743,275

		$40,234,156
Guam - 0.3%
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/2016	$955,000	$976,144
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/2017	1,080,000	1,145,394
Guam International Airport Authority Rev., “C”, 5%, 10/01/2016	255,000	259,279
Guam International Airport Authority Rev., “C”, 5%, 10/01/2017	420,000	441,164
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2021	1,500,000	1,774,950

		$4,596,931
Hawaii - 0.7%
State of Hawaii, “EE”, 5%, 11/01/2020	$9,000,000	$10,571,850

Illinois - 9.4%
Chicago, IL (Modern Schools Program), “A”, AMBAC, 5%, 12/01/2024	$1,875,000	$1,907,513
Chicago, IL (Modern Schools Program), “G”, AMBAC, 5%, 12/01/2023	465,000	473,231
Chicago, IL (Modern Schools Program), “H”, AMBAC, 5%, 12/01/2020	1,165,000	1,185,679
Chicago, IL (Modern Schools Program), “H”, AMBAC, 5%, 12/01/2021	2,000,000	2,034,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, “A”, AGM, 5%, 1/01/2017	$335,000	$336,240
Chicago, IL, “A”, AMBAC, 5%, 1/01/2022	3,900,000	3,972,618
Chicago, IL, “A”, AGM, 5%, 1/01/2022	25,000	25,093
Chicago, IL, “A”, AGM, 5%, 1/01/2022	400,000	403,548
Chicago, IL, “A”, AGM, 5%, 1/01/2023	10,000	10,093
Chicago, IL, “A”, AGM, 5%, 1/01/2023	250,000	252,218
Chicago, IL, “A”, AMBAC, 5%, 1/01/2024	4,500,000	4,578,300
Chicago, IL, “A”, AGM, 5%, 1/01/2024	15,000	15,056
Chicago, IL, “A”, AGM, 5%, 1/01/2026	20,000	20,122
Chicago, IL, “A”, AGM, 5%, 1/01/2027	150,000	152,117
Chicago, IL, “A”, AGM, 5%, 1/01/2028	3,430,000	3,653,190
Chicago, IL, “B”, AGM, 5%, 1/01/2018	2,625,000	2,665,399
Chicago, IL, “C”, NATL, 5%, 1/01/2023	270,000	281,656
Chicago, IL, “D”, AMBAC, 5%, 12/01/2022	1,890,000	1,923,226
Chicago, IL, Board of Education, “A”, NATL, 5%, 12/01/2017	3,645,000	3,656,300
Chicago, IL, Board of Education, “B”, AMBAC, 5%, 12/01/2020	2,275,000	2,336,812
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2018	3,000,000	3,057,540
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2027	1,755,000	1,780,342
Chicago, IL, Board of Education, “C”, ASSD GTY, 5.25%, 12/01/2025	4,140,000	4,398,957
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2021	2,855,000	2,920,094
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2023	675,000	686,624
Chicago, IL, Midway Airport Rev., Second Lien, “B”, 5%, 1/01/2019	5,375,000	5,395,156
Chicago, IL, Midway Airport Rev., Second Lien, “B”, 5%, 1/01/2020	5,640,000	5,661,094
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2023	820,000	971,790
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2025	5,000,000	6,025,200
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2021	3,375,000	3,844,395
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2022	1,500,000	1,719,000
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2024	2,620,000	3,009,515
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2023	1,500,000	1,708,320
Illinois Finance Authority Rev. (DePaul University), 5%, 10/01/2020	3,330,000	3,859,304

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (DePaul University), ETM, 5%, 10/01/2020	$5,000	$5,857
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.7%, 5/15/2016	375,000	375,176
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.95%, 5/15/2017	940,000	949,720
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 3.2%, 5/15/2018	1,405,000	1,432,510
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4%, 5/15/2023	1,000,000	1,028,440
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 4/01/2017	2,000,000	2,015,060
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FRN, 1.656%, 5/01/2036 (Put Date 5/01/2021)	700,000	701,827
Illinois Finance Authority Rev. (Resurrection Health), ASSD GTY, 5%, 5/15/2024	5,000,000	5,371,950
Illinois Finance Authority Rev. (Roosevelt University Project), 5.25%, 4/01/2019	570,000	615,737
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.75%, 8/15/2021 (Prerefunded 8/15/2019)	1,160,000	1,316,101
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “C”, 5%, 8/15/2021	1,000,000	1,140,130
Illinois Finance Authority Rev., (University of Chicago), 5%, 7/01/2017	930,000	976,593
Illinois Finance Authority Rev. (University of Chicago), “B”, ETM, 5%, 7/01/2017	70,000	73,550
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/2017	2,165,000	2,229,084
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/2018	1,200,000	1,284,792
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/2019	1,000,000	1,109,410
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 6/01/2023	1,605,000	1,892,391
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 6/01/2024	7,190,000	7,226,597
Illinois Toll Highway Authority Rev., “B”, 5%, 12/01/2018	6,000,000	6,622,860
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, ETM, 0%, 1/01/2021	3,230,000	3,037,427
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, Unrefunded, 0%, 1/01/2021	4,215,000	3,794,849
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. Capital Appreciation, NATL, 0%, 6/15/2018	7,090,000	6,786,903
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 10/01/2016	400,000	402,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 10/01/2018	$620,000	$638,147
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 4%, 10/01/2020	500,000	539,800
Romeoville, IL, Rev. (Lewis University Project), 4%, 10/01/2017	365,000	378,972
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2019	475,000	528,148
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2020	520,000	589,940
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2022	500,000	584,145
State of Illinois, BAM, 5%, 8/01/2021	8,870,000	10,095,124
State of Illinois, NATL, 5%, 1/01/2019	800,000	804,440
Will County, IL, Forest Preservation District, 5%, 12/15/2019	1,250,000	1,426,063

		$140,895,085
Indiana - 2.0%
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/2016	$270,000	$275,632
Indiana Bond Bank Special Program, Gas Rev., “A”, 5%, 10/15/2017	1,350,000	1,426,302
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/2021	1,000,000	1,178,100
Indiana Finance Authority Rev. (Butler University), “A”, 5%, 2/01/2022	1,000,000	1,170,050
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “B”, 5%, 1/01/2019	6,195,000	6,355,203
Indiana Finance Authority Rev., “A”, 5%, 2/01/2017	3,700,000	3,824,764
Indiana Finance Authority, Wastewater Utility Rev. (CWA Authority Project), “A”, 5%, 10/01/2019	335,000	379,300
Indiana Finance Authority, Water Utility Rev. (Citizens Energy Group Project), “B”, 2.95%, 10/01/2022	5,000,000	5,330,050
Indiana Health Facility Financing Authority Rev. (Ascension Health), “A-5”, 2%, 11/01/2027 (Put Date 8/01/2017)	1,480,000	1,500,454
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 4%, 4/01/2018	515,000	536,604
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 3%, 4/01/2019	525,000	541,259
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2020	1,690,000	1,876,948
State of Indiana Finance Authority, Environmental Rev. (Duke Energy Indiana, Inc.), “A-2”, 3.375%, 3/01/2019	3,000,000	3,185,040
University of Southern Indiana Rev., “J”, ASSD GTY, 4%, 10/01/2016	1,000,000	1,013,430
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 5.875%, 1/01/2024	1,500,000	1,745,475

		$30,338,611

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Iowa - 0.6%
Iowa Finance Authority, Health Care Facilities Rev. (Genesis Health System), 5%, 7/01/2017	$3,000,000	$3,149,580
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/2019	1,340,000	1,400,769
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/2020	3,605,000	3,768,054

		$8,318,403
Kansas - 0.5%
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2021	$1,200,000	$1,353,912
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2024	1,300,000	1,507,740
Johnson County, KS, Unified School District, General Obligation, “A”, 4%, 10/01/2016	3,650,000	3,704,203
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 6/01/2021	15,000	11,339
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2019	1,000,000	1,128,420

		$7,705,614
Kentucky - 1.2%
Kentucky Economic Development Finance Authority Rev. (Baptist Healthcare System), “A”, 5%, 8/15/2018	$1,000,000	$1,078,100
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5%, 6/01/2016	2,000,000	2,007,740
Kentucky Property & Buildings Commission Rev. (Project Number 100), “A”, 5%, 8/01/2020	5,000,000	5,753,650
Kentucky Turnpike Authority, Economic Development Rev., “A”, 5%, 7/01/2016	4,000,000	4,031,200
Louisville & Jefferson County, KY, Metropolitan Government Pollution Control Rev. (Louisville Gas & Electric Co.), “A”, 1.15%, 6/01/2033 (Put Date 6/01/2017)	2,000,000	1,999,640
Louisville & Jefferson County, KY, Metropolitan Government Pollution Control Rev. (Louisville Gas & Electric Co.), “A”, 1.65%, 10/01/2033 (Put Date 4/03/2017)	2,700,000	2,712,393

		$17,582,723
Louisiana - 1.0%
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2021	$1,460,000	$1,723,180
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,165,000	1,402,800
Louisiana Gas & Fuels Tax Rev., “A-1”, 5%, 5/01/2018	2,525,000	2,739,625

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2020	$335,000	$386,500
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2021	420,000	496,789
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2022	250,000	301,563
Louisiana Tobacco Settlement Authority Rev., “2013-A”, 5%, 5/15/2023	2,160,000	2,586,146
New Orleans, LA, Water Rev., 5%, 12/01/2019	700,000	790,426
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	4,335,000	4,727,708

		$15,154,737
Maine - 0.5%
Portland, ME, General Airport Rev., 4%, 7/01/2018	$440,000	$464,191
Portland, ME, General Airport Rev., 4%, 7/01/2020	200,000	216,850
Portland, ME, General Airport Rev., 5%, 7/01/2022	300,000	347,385
State of Maine, “B”, 5%, 6/01/2020	5,000,000	5,812,000

		$6,840,426
Maryland - 2.0%
Maryland Department of Housing & Community Development, “A”, 3.875%, 9/01/2016	$795,000	$803,316
Maryland Department of Housing & Community Development, “D”, 4%, 9/01/2036	3,845,000	4,135,990
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	2,710,000	2,751,653
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2024	1,350,000	1,547,721
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2025	1,600,000	1,838,688
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2026	650,000	747,253
State of Maryland, “B”, 5%, 3/15/2017	10,000,000	10,390,500
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/2022	1,000,000	1,232,280
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/2021	5,500,000	6,585,810

		$30,033,211
Massachusetts - 4.2%
Boston, MA, Housing Authority Capital Program Rev., AGM, 5%, 4/01/2017	$1,770,000	$1,835,331
Commonwealth of Massachusetts Consolidated Loan, “D”, FRN, 0.84%, 1/01/2018	1,500,000	1,500,060
Commonwealth of Massachusetts, General Obligation, “B”, 5%, 8/01/2021	6,185,000	7,435,545

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 1/01/2017	$1,000,000	$1,029,530
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2021	585,000	672,194
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2022	585,000	685,497
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2023	440,000	524,784
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2024	1,065,000	1,288,650
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	75,000	80,625
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	145,000	169,624
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2018	1,485,000	1,621,976
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2019	1,605,000	1,805,015
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2023	875,000	1,046,666
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2024	1,000,000	1,211,700
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2025	1,365,000	1,659,990
Massachusetts Development Finance Agency Rev. (Wheelock), “C”, 5%, 10/01/2017	790,000	811,915
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	220,000	251,781
Massachusetts Educational Financing Authority Education Loan Rev., “A”, 5%, 1/01/2021	5,500,000	6,219,235
Massachusetts Educational Financing Authority Rev., “A”, 5.5%, 1/01/2017	2,800,000	2,887,052
Massachusetts Educational Financing Authority Rev., “J”, 4.75%, 7/01/2019	1,235,000	1,348,410
Massachusetts Educational Financing Authority Rev., “J”, 5%, 7/01/2020	4,400,000	4,932,312
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/2018	1,085,000	1,165,355
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5%, 10/15/2016	1,115,000	1,135,616
Massachusetts Housing Finance Agency, Single Family Housing Rev., “169”, 4%, 12/01/2029	815,000	883,362

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts School Building Authority, Senior Dedicated Sales Tax Rev., “A”, 5%, 8/15/2022	$8,405,000	$10,297,974
Massachusetts Water Resources Authority, “A”, 4%, 8/01/2017	5,855,000	6,105,711
State of Massachusetts, “C”, 5.25%, 8/01/2022 (Prerefunded 8/01/2017)	4,085,000	4,320,582

		$62,926,492
Michigan - 3.5%
Central Michigan University Rev., 5%, 10/01/2017	$1,760,000	$1,865,741
Detroit, MI, Sewage Disposal System Rev., Senior Lien, “B”, NATL, 5.25%, 7/01/2022	3,000,000	3,102,390
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/2016	3,735,000	3,762,602
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/2023	730,000	734,986
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/2025	95,000	95,649
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	540,000	591,079
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	675,000	738,572
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “B”, 5%, 7/01/2020	9,000,000	10,187,640
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “B”, 5%, 7/01/2022	5,000,000	5,104,550
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C”, 5%, 7/01/2026	1,000,000	1,209,220
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-6”, 5%, 7/01/2016	3,500,000	3,524,150
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/2019	1,000,000	1,116,590
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/2020	1,500,000	1,718,070
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/2021	1,000,000	1,172,450
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “D-1”, 5%, 7/01/2022	500,000	591,780
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “D-1”, 5%, 7/01/2021	400,000	467,244

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority, Detroit Water & Sewerage Department, Water System Rev., “D-1”, AGM, 5%, 7/01/2020	$1,500,000	$1,724,655
Michigan Finance Authority, Detroit Water & Sewerage Department, Water System Rev., “D-1”, AGM, 5%, 7/01/2021	3,500,000	4,113,095
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	1,000,000	1,166,640
Regents of the University of Michigan General Rev., “C”, 5%, 4/01/2017	3,720,000	3,872,594
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “D”, 5%, 9/01/2021	2,460,000	2,904,694
State of Michigan, 5%, 11/15/2018	1,000,000	1,106,710
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2024	250,000	306,423
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2025	350,000	432,534
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “G”, 5%, 12/01/2023	400,000	481,828

		$52,091,886
Minnesota - 1.9%
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/2020	$1,750,000	$1,983,450
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/2021	2,000,000	2,320,560
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/2022	1,505,000	1,780,475
Minnesota Public Facilities Authority, Revolving Fund Rev., “C”, 5%, 3/01/2019	9,215,000	10,304,674
State of Minnesota, “B”, 5%, 8/01/2021	5,000,000	6,015,650
State of Minnesota, “H”, 5%, 11/01/2016	3,000,000	3,068,520
State of Minnesota, “H”, 5%, 11/01/2017	2,600,000	2,770,248

		$28,243,577
Mississippi - 0.7%
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 1/01/2021	$1,685,000	$1,971,703
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), “A”, AGM, 5%, 3/01/2023	1,000,000	1,189,810
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	7,000,000	8,138,550

		$11,300,063

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - 1.2%
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	$435,000	$468,151
Missouri Environmental Improvement & Energy Resources Authority Rev. (Kansas City Power & Light Co. Project), 1.25%, 7/01/2017	2,000,000	2,013,580
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 3%, 10/01/2016	315,000	317,879
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 4%, 10/01/2017	650,000	677,131
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 4%, 10/01/2018	675,000	720,900
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/2024	250,000	296,580
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/2025	215,000	256,168
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/2023	250,000	293,753
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 4%, 2/01/2020	535,000	579,437
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2021	565,000	642,100
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2022	550,000	630,988
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 3%, 5/01/2016	360,000	360,047
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/2017	400,000	415,160
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/2018	400,000	428,876
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/2019	450,000	495,608
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/2040	1,335,000	1,435,739
St. Louis County, MO, Industrial Development Authority Rev., (Friendship Village Sunset Hills), “B”, 2.85%, 9/01/2018	1,500,000	1,506,660
St. Louis County, MO, Industrial Development Authority Senior Living Facilities Rev. (St. Andrews Resources for Seniors Obligated Group), “B”, 3.125%, 12/01/2019	125,000	125,336
University of Missouri Curators Facilities Rev, “A”, 5%, 11/01/2019	5,000,000	5,720,100

		$17,384,193

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nebraska - 0.5%
Central Plains Energy Project, NE, Gas Project Rev. (Project No.1), “A”, 5.25%, 12/01/2018	$2,345,000	$2,578,140
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 9/01/2020	1,710,000	1,932,180
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 9/01/2021	2,000,000	2,305,740
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/2044	1,145,000	1,177,220

		$7,993,280
Nevada - 0.5%
Clark County, NV, School District, 5%, 6/15/2017	$2,845,000	$2,982,783
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 12/01/2026 (Put Date 6/01/2018)	1,950,000	2,088,099
Nevada Unemployment Compensation Rev., 5%, 12/01/2017	2,500,000	2,670,425

		$7,741,307
New Jersey - 3.4%
New Jersey Building Authority, State Building Rev., “A”, BAM, 5%, 6/15/2025	$2,000,000	$2,367,160
New Jersey Building Authority, State Building Rev., “A”, BAM, 5%, 6/15/2026	1,500,000	1,784,580
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 4%, 11/01/2016	500,000	503,250
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2018	1,000,000	1,042,840
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2020	1,000,000	1,064,000
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2021	2,465,000	2,652,069
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2024	1,000,000	1,169,580
New Jersey Economic Development Authority Rev., 5%, 6/15/2018	4,000,000	4,247,400
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2021	95,000	106,747
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2022	560,000	638,361
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	640,000	734,778

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 7/01/2020	$500,000	$566,605
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/2021	300,000	340,233
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 7/01/2021	425,000	488,291
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	935,000	990,885
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	1,710,000	1,807,641
New Jersey Health Care Facilities, Financing Authority Rev. (Holy Name Medical Center), 5%, 7/01/2016	1,000,000	1,007,520
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 5%, 7/01/2016	865,000	871,591
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 5%, 7/01/2017	700,000	733,803
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2026	1,420,000	1,710,646
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2024	2,150,000	2,596,190
New Jersey Higher Education Assistance Authority Senior Student Loan Rev., “1A”, 3.5%, 12/01/2029	2,930,000	2,934,747
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	11,130,000	11,320,434
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/2041	290,000	75,899
New Jersey Transportation Trust Fund Authority, “D”, 5%, 12/15/2018	2,500,000	2,685,600
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 4%, 6/01/2017	775,000	798,800
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 4%, 6/01/2018	2,250,000	2,378,925
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 5%, 6/01/2019	3,580,000	3,977,631

		$51,596,206
New Mexico - 1.0%
Farmington, NM, Pollution Control Rev. (Public Service Co. of New Mexico), “B”, 4.75%, 6/01/2040 (Put Date 6/01/2017)	$2,000,000	$2,071,680
New Mexico Finance Authority State Transportation Rev., 5%, 6/15/2018	2,000,000	2,182,360
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5%, 11/01/2039 (Put Date 8/01/2019)	9,315,000	10,391,441

		$14,645,481

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - 5.5%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/2022	$385,000	$453,461
Build NYC Resource Corp., Solid Waste Disposal Rev. (Pratt Paper New York, Inc. Project), 3.75%, 1/01/2020	1,490,000	1,554,234
Hempstead, NY, Local Development Corp. Rev. (Adelphi University Project), 5%, 6/01/2022	1,140,000	1,331,588
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), “A”, 5.25%, 3/01/2017	430,000	444,302
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 4%, 7/01/2018	800,000	848,768
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/2020	1,000,000	1,142,330
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2021	200,000	232,542
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2022	250,000	295,173
New York City, NY, Trust for Cultural Resources Rev. (Museum of Modern Art), “1A”, 5%, 10/01/2017	2,000,000	2,123,100
New York Dormitory Authority Rev. (Bronx-Lebanon Hospital Center), LOC, 6.25%, 8/15/2022	1,000,000	1,005,140
New York Dormitory Authority Rev. (Pace University), “A”, 4%, 5/01/2018	2,000,000	2,076,640
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/2018	1,000,000	1,083,920
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 5/01/2016	1,000,000	1,000,260
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 5/01/2017	1,500,000	1,563,180
New York Energy Research & Development Authority, Pollution Control Rev. (New York Electric & Gas Corp.), “A”, 2.375%, 12/01/2027 (Put Date 5/01/2020)	10,000,000	10,186,300
New York Energy Research & Development Authority, Pollution Control Rev. (Rochester Gas & Electric Corp.), “A”, NATL, 4.75%, 5/15/2032 (Put Date 7/01/2016)	1,130,000	1,137,040
New York Environmental Facilities Corp. Rev., “C”, 5%, 5/15/2020	3,395,000	3,941,867
New York Environmental Facilities Corp. Rev., “C”, 5%, 11/15/2020	2,820,000	3,320,945
New York Environmental Facilities Corp. Rev., “C”, ETM, 5%, 11/15/2020	5,000	5,891

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Municipal Bond Bank Agency, Special School Purpose Rev., 5%, 12/01/2016	$5,500,000	$5,643,165
New York Thruway Authority General Rev., Junior Indebtedness Obligation, “A”, 5%, 5/01/2019	2,675,000	2,996,963
New York Thruway Authority, Second General Highway & Bridge Trust Fund, “A-1”, 5%, 4/01/2019	1,350,000	1,512,608
New York Urban Development Corp., State Personal Income Tax Rev., “A”, 5%, 3/15/2025	10,000,000	12,717,863
New York, NY, “C”, 5%, 8/01/2017	1,000,000	1,054,290
New York, NY, “J-4”, FRN, 0.96%, 8/01/2025	1,035,000	1,035,031
New York, NY, City Housing Development Corp., “B1”, 5%, 7/01/2018	3,250,000	3,538,178
New York, NY, City Housing Development Corp., “B1”, 5%, 7/01/2019	1,250,000	1,406,138
New York, NY, City Transitional Finance Authority Rev., Future Tax Secured, “C”, ETM, 5%, 11/01/2016	4,000,000	4,090,560
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “E-1-B”, 1.2%, 11/01/2017	2,085,000	2,085,667
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), “B”, 1.35%, 1/01/2036 (Put Date 8/01/2017)	5,000,000	5,028,850
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 5/01/2017	200,000	207,430
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 5/01/2018	250,000	268,048
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), “A”, 5%, 7/01/2019	250,000	274,823
Port Authority of NY & NJ, (170th Series), 5%, 12/01/2016	1,460,000	1,497,099
Port Authority of NY & NJ, (170th Series), 5%, 12/01/2017	1,440,000	1,534,133
Port Authority of NY & NJ, (170th Series), 5%, 12/01/2019	1,410,000	1,601,534
Rockland County, NY, BAM, 5%, 6/01/2021	815,000	950,200
Rockland County, NY, BAM, 5%, 6/01/2023	175,000	211,103
St. Lawrence County, NY, Industrial Development Agency (St. Lawrence University), 5%, 10/01/2016	1,000,000	1,018,200
Suffolk County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), 5.25%, 3/01/2017	500,000	504,665

		$82,923,229
North Carolina - 1.3%
Durham County, NC, 5%, 4/01/2019	$1,000,000	$1,122,150
North Carolina Capital Facilities Finance Agency Student Housing Rev. (The NCA&T University Foundation, LLC Project) , “A”, ASSD GTY, 5%, 6/01/2022	665,000	775,443

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Capital Facilities Finance Agency Student Housing Rev. (The NCA&T University Foundation, LLC Project) , “A”, ASSD GTY, 5%, 6/01/2023	$325,000	$382,987
North Carolina Capital Facilities Finance Agency Student Housing Rev. (The NCA&T University Foundation, LLC Project) , “A”, ASSD GTY, 5%, 6/01/2024	700,000	833,875
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wake Forest Baptist Obligated Group), “C”, FRN, 1.15%, 12/01/2033 (Put Date 12/01/2017)	2,700,000	2,690,091
North Carolina Public Improvement, “A”, 5%, 5/01/2016	8,505,000	8,507,296
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/2020	500,000	586,655
State of North Carolina, “A”, 5%, 3/01/2017	3,500,000	3,630,760
University of North Carolina at Greensboro, General Obligation Rev., 5%, 4/01/2020	500,000	574,550

		$19,103,807
North Dakota - 0.2%
Burleigh County, ND, Health Care Rev. (Alexius Medical Center Project), “A”, ETM, 3%, 7/01/2017	$1,335,000	$1,369,189
Burleigh County, ND, Health Care Rev. (Alexius Medical Center Project), “A”, ETM, 3%, 7/01/2018	1,180,000	1,230,834

		$2,600,023
Ohio - 3.0%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), “B”, 5%, 2/15/2017	$1,260,000	$1,302,991
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.125%, 6/01/2024	3,775,000	3,638,307
Cincinnati, OH, Water System Rev., Refunding, “B”, 5%, 12/01/2023	4,325,000	5,456,117
Cleveland, OH, Airport System Rev., “A”, AMBAC, 5.25%, 1/01/2017	1,000,000	1,027,840
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 1/01/2024	1,200,000	1,460,556
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 1/01/2025	1,250,000	1,538,225
Cleveland, OH, General Receipts Refunding (A State University of Ohio), “A”, 5%, 6/01/2023	405,000	496,834
Cleveland, OH, General Receipts Refunding (A State University of Ohio), “A”, 5%, 6/01/2024	815,000	1,015,351
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 5/15/2021 (Prerefunded 11/15/2020)	375,000	439,429
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/2021 (Prerefunded 11/15/2020)	385,000	451,147

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/2022 (Prerefunded 11/15/2020)	$405,000	$474,583
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 3%, 5/15/2018	335,000	349,988
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 3%, 5/15/2019	345,000	366,390
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 3%, 11/15/2019	300,000	321,006
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 4%, 5/15/2020	360,000	401,796
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 4%, 11/15/2020	365,000	411,406
Columbus, OH, 5%, 7/01/2022	2,350,000	2,883,662
Ohio Air Quality Development Authority Rev. (FirstEnergy Generation Project), 2.25%, 8/01/2029 (Put Date 9/15/2016)	1,500,000	1,505,340
Ohio Higher Education, “B”, 5%, 8/01/2016	5,275,000	5,336,137
Ohio Higher Education, “C”, 5%, 8/01/2021	8,000,000	9,568,480
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), “C”, 5%, 5/01/2021	600,000	697,866
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), “C”, 5%, 5/01/2022	500,000	588,940
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), “C”, 5%, 5/01/2023	625,000	747,013
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2022	775,000	913,113
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2021	1,000,000	1,164,090
Ohio Water Development Authority, Water Pollution Control Rev., 5.25%, 6/01/2020	2,000,000	2,346,560

		$44,903,167
Oklahoma - 0.5%
Oklahoma Capitol Improvement Authority, State Facilities Rev. (Higher Education Projects), “A”, 2.25%, 7/01/2017	$2,500,000	$2,545,750
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2020	1,500,000	1,683,645
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2021	700,000	794,458
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2022	600,000	686,142
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 5.5%, 10/01/2022	1,000,000	1,128,650

		$6,838,645

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - 1.0%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2023	$500,000	$600,385
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4%, 5/01/2021	350,000	388,889
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2022	350,000	413,130
Lake Oswego, OR , 4%, 6/01/2019	1,195,000	1,310,473
Lake Oswego, OR , 4%, 6/01/2020	1,830,000	2,053,040
Lake Oswego, OR , 4%, 6/01/2021	2,330,000	2,665,986
Oregon Health & Science University Rev., “A”, 5%, 7/01/2018	785,000	853,358
Portland, OR, Sewer System Rev. , “A”, 5%, 3/01/2018	5,000,000	5,388,600
Washington County, OR, School District, AGM, 5.25%, 6/15/2018	1,000,000	1,092,840

		$14,766,701
Pennsylvania - 6.2%
Allegheny County, PA, Higher Education Building Authority Rev. (Chatham University), “A”, 5%, 9/01/2016	$475,000	$481,318
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), 5%, 3/01/2026	525,000	654,486
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A1”, FRN, 1.133%, 2/01/2021	1,590,000	1,587,186
Beaver County, PA, Industrial Development Authority, Pollution Control Rev. (Duquesne Light Co.), “C”, 4.75%, 8/01/2033 (Put Date 5/01/2018)	2,000,000	2,125,640
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/2017	1,000,000	1,060,390
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/2018	1,000,000	1,095,010
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/2019	500,000	562,910
Butler County, PA, Hospital Authority Rev. (Butler Health System), ETM, 5.375%, 7/01/2017	1,465,000	1,545,516
Cambria County, PA, BAM, 4%, 8/01/2019	2,345,000	2,519,562
Cambria County, PA, BAM, 5%, 8/01/2020	1,555,000	1,755,642
Capital Region, PA, Water Rev., “A”, BAM, 5%, 7/15/2023	1,705,000	2,067,466
Capital Region, PA, Water Rev., “A”, BAM, 5%, 7/15/2022	1,725,000	2,061,358
Capital Region, PA, Water Rev., “A”, BAM, 5%, 7/15/2024	750,000	921,255
Capital Region, PA, Water Rev., “A”, BAM, 5%, 7/15/2029	450,000	546,678
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2021	585,000	658,166
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,025,000	1,168,428
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	730,000	841,004
Cumberland County, PA, Municipal Authority Rev. (Presbyterian Homes, Inc.), “C”, 4%, 12/01/2026	1,400,000	1,463,042

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 4%, 5/01/2017	$425,000	$434,533
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2019	445,000	480,507
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2020	500,000	548,965
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), “A”, 5.25%, 6/01/2017	1,160,000	1,186,784
Delaware County, PA, Authority Rev. (Elwyn Inc.), 4%, 6/01/2018	1,795,000	1,844,775
Delaware County, PA, Authority University Rev. (Villanova University), 4%, 8/01/2016	250,000	252,245
Delaware County, PA, Authority University Rev. (Villanova University), 5%, 8/01/2017	425,000	447,920
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/01/2017	2,575,000	2,719,947
East Hempfield, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2025	500,000	608,160
East Hempfield, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2024	600,000	728,544
East Hempfield, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2023	300,000	361,137
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2021	300,000	355,050
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2022	320,000	385,062
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2024	700,000	865,543
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2025	265,000	327,551
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2021	1,295,000	1,136,518
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2022	1,345,000	1,146,855
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2023	1,060,000	874,288
Luzerne County, PA, “A”, AGM, 5%, 11/15/2020	1,355,000	1,541,475
Luzerne County, PA, “A”, AGM, 5%, 11/15/2021	3,000,000	3,475,230
Luzerne County, PA, “B”, AGM, 5%, 5/15/2020	2,200,000	2,481,050
Luzerne County, PA, “B”, AGM, 5%, 5/15/2021	2,055,000	2,360,085
Lycoming County, PA, Authority Health System Rev. (Susquehanna Health System), “A”, 5%, 7/01/2016	3,195,000	3,218,675
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 1/01/2023	1,225,000	1,398,509

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5%, 1/15/2021	$2,000,000	$2,241,260
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5%, 1/15/2022	3,485,000	3,947,250
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Company Project), “A”, 2.55%, 6/01/2029 (Put Date 6/01/2020)	880,000	891,282
Pennsylvania Economic Development Finance Authority Rev, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 0.85%, 8/01/2045 (Put Date 8/01/2016)	5,000,000	5,000,000
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5.25%, 9/01/2017	1,000,000	1,058,120
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 1/01/2023	530,000	532,072
Pennsylvania Economic Development Financing Authority, Tax Exempt Private Activity Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/2022	4,000,000	4,631,600
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 3%, 11/01/2018	265,000	274,272
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 5%, 11/01/2019	1,325,000	1,471,426
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5%, 5/01/2017	1,000,000	1,043,460
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5%, 7/01/2017	825,000	848,455
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5%, 7/01/2018	1,005,000	1,054,285
Pennsylvania Higher Educational Facilities Authority Rev. (Temple University), 4%, 4/01/2017	500,000	515,420
Pennsylvania Industrial Development Authority Rev., Unrefunded Balance, 5%, 7/01/2016	1,260,000	1,269,475
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., ETM, 5%, 7/01/2016	740,000	745,772
Philadelphia, PA, Airport Rev., “B”, AGM, 5%, 6/15/2016	1,265,000	1,272,286
Philadelphia, PA, Authority for Industrial Development City Agreement Rev. (Cultural and Commercial Corridors Program), “A”, 5%, 12/01/2024	5,675,000	6,842,007
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 7/01/2016	375,000	377,925
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 7/01/2022	1,510,000	1,824,911
Southcentral, PA, General Authority Hospital Rev. (Hanover Hospital, Inc.), 5%, 12/01/2018	1,330,000	1,448,756

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2020	$855,000	$948,828
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2022	930,000	1,058,777
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2025	1,605,000	1,871,189

		$93,463,293
Puerto Rico - 3.7%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$1,620,000	$1,647,961
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AMBAC, 5.25%, 7/01/2018	550,000	557,728
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2020	2,950,000	3,094,049
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2024	740,000	756,213
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2017	1,000,000	1,031,100
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, 5.5%, 7/01/2025	495,000	514,805
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	5,160,000	5,458,454
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	405,000	426,720
Commonwealth of Puerto Rico, Public Improvement, “A”, AMBAC, 5.5%, 7/01/2019	1,065,000	1,101,498
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2016	215,000	216,114
Commonwealth of Puerto Rico, Public Improvement, “C”, AGM, 5.25%, 7/01/2027	200,000	200,704
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	2,000,000	2,064,700
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	335,000	317,975
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	1,430,000	1,337,336
Puerto Rico Electric Power Authority Rev., “KK”, NATL, 5.5%, 7/01/2016	110,000	110,545
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/2017	90,000	92,790
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	40,000	41,272
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	1,095,000	1,136,369

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2023	$435,000	$449,394
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	110,000	109,990
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2023	370,000	374,954
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2024	705,000	714,440
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2019	1,625,000	1,646,759
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2023	860,000	871,515
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	25,000	25,083
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/2018	100,000	102,496
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/2019	5,855,000	6,062,794
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	260,000	263,052
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2023	1,075,000	1,086,395
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2024	645,000	651,469
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	195,000	201,581
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5%, 3/01/2021	45,000	43,959
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5.375%, 12/01/2021	285,000	282,615
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2017	340,000	338,297
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2018	220,000	217,615
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	110,000	103,506

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	$380,000	$367,912
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	295,000	283,156
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2018	310,000	320,996
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2023	3,310,000	3,438,362
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	3,520,000	3,660,307
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	2,270,000	2,359,098
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	1,510,000	1,566,444
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	135,000	135,061
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2016	1,480,000	1,487,415
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	2,215,000	2,283,887
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	2,555,000	2,645,626
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	3,210,000	3,309,895
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	245,000	243,929

		$55,754,335
Rhode Island - 1.5%
Providence, RI, “A”, 4%, 7/15/2016	$750,000	$755,048
Providence, RI, “A”, 5%, 7/15/2017	1,385,000	1,448,862
Providence, RI, “A”, 4%, 7/15/2019	400,000	432,196
Providence, RI, “A”, 5%, 1/15/2020	1,625,000	1,820,341
Providence, RI, “A”, 5%, 1/15/2021	1,000,000	1,142,280
Rhode Island Health & Educational Building Corp. Rev., “A”, 5%, 5/15/2019	2,000,000	2,200,500
Rhode Island Health & Educational Building Corp. Rev., “A”, 5%, 5/15/2021	2,240,000	2,560,096
Rhode Island Student Loan Program Authority Rev., “A”, 5%, 12/01/2016	500,000	512,470
Rhode Island Student Loan Program Authority Rev., “A”, 2.125%, 12/01/2018	3,200,000	3,248,928

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Rhode Island - continued
Rhode Island Student Loan Program Authority Rev., “A”, 2.5%, 12/01/2019	$4,590,000	$4,690,383
Rhode Island Student Loan Program Authority Rev., “A”, 5%, 12/01/2020	2,000,000	2,253,820
Rhode Island Student Loan Program Authority Rev., “A”, 5%, 12/01/2021	880,000	1,007,917
Rhode Island Student Loan Program Authority Rev., “A”, 5%, 12/01/2022	550,000	636,653

		$22,709,494
South Carolina - 1.3%
Beaufort County, SC, School District, “B”, 5%, 3/01/2017	$2,500,000	$2,592,900
Berkeley County, SC, School District Rev., 5%, 12/01/2018	630,000	692,339
Berkeley County, SC, School District Rev., 5%, 12/01/2017	500,000	531,755
Charleston County, SC, Transportation Sales Tax, 5%, 11/01/2022	3,095,000	3,831,393
Piedmont, SC, Municipal Power Agency Electric Rev., “A-2”, 5%, 1/01/2018	750,000	801,045
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	4,545,000	4,935,370
Richland County, SC, School District No. 1, 4%, 3/01/2019	1,270,000	1,383,970
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2023	1,300,000	1,600,898
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2024	1,000,000	1,223,930
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2025	1,500,000	1,850,805

		$19,444,405
Tennessee - 1.8%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/2018	$5,120,000	$5,612,083
Clarksville, TN, Sub Lien Water, Sewer & Gas Rev., 5%, 2/01/2018	1,000,000	1,071,270
Clarksville, TN, Sub Lien Water, Sewer & Gas Rev., 5%, 2/01/2019	920,000	1,019,047
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2021	720,000	845,381
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2022	1,680,000	2,016,084
Metropolitan Government of Nashville & Davidson County, TN, “A”, 4%, 7/01/2017	4,000,000	4,159,560
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “B”, 5%, 5/15/2021	7,500,000	8,919,600
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Meharry Medical College), AMBAC, 6%, 12/01/2016	695,000	705,078
Nashville & Davidson County, TN, Metropolitan Government Water & Sewer Rev., “A”, AGM, 5%, 1/01/2017	1,000,000	1,029,880

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Shelby County, TN, Public Improvement & School, “B”, 5%, 4/01/2018	$1,100,000	$1,191,036
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	1,000,000	1,122,700

		$27,691,719
Texas - 7.4%
Arlington, TX, Independent School District Rev., “A”, PSF, 5%, 2/15/2019	$1,275,000	$1,421,829
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/2019	1,000,000	1,021,360
Austin, TX, Public Improvement Rev., 5%, 9/01/2022	5,000,000	6,142,550
Brownsville, TX, Independent School District, “A”, PSF, 5%, 2/15/2021	6,595,000	7,763,370
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/2017	450,000	463,275
Clifton, TX, Higher Education Finance Corp., Education Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	2,800,000	2,859,752
Corpus Christi, TX, General Improvement, ASSD GTY, 4%, 3/01/2017	2,000,000	2,056,760
Dallas Fort Worth, TX, International Airport Rev., “F”, 4%, 11/01/2018	5,415,000	5,815,927
Dallas, TX, Independent School District, PSF, 5.25%, 2/15/2018	795,000	859,681
Dallas, TX, Waterworks & Sewer Systems Rev., 3%, 10/01/2017	1,000,000	1,033,430
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 4%, 9/01/2020	650,000	703,814
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 5%, 9/01/2023	525,000	588,247
Ennis, TX, Independent School District, Capital Appreciation, PSF, 0%, 8/15/2021 (Prerefunded 8/15/2016)	2,865,000	2,253,093
Fort Worth, TX, Water & Sewer Rev., Refunding & Improvement, 5%, 2/15/2020	2,940,000	3,378,854
Gregg County, TX, Health Facilities Development Corp. Hospital Rev., (Good Shepherd Obligated Group), “A”, FRN, 4.204%, 10/01/2029 (Put Date 3/01/2017)	1,500,000	1,511,310
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/2016	360,000	361,249
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/2017	400,000	414,868
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/2018	430,000	459,253
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 11/15/2016	750,000	767,865

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 11/15/2018	$470,000	$517,992
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 11/15/2019	600,000	661,002
Harris County, TX, Houston Sports Authority Rev., “C”, 5%, 11/15/2020	575,000	659,818
Harris County, TX, Houston Sports Authority Rev., “C”, 5%, 11/15/2021	1,000,000	1,166,410
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2020	1,000,000	1,150,650
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	475,000	512,991
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	1,010,000	1,140,341
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2020	705,000	778,271
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 7/01/2016	1,020,000	1,027,772
Houston, TX, Higher Education Finance Corp. Rev. (Kipp, Inc.), “A”, PSF, 4%, 2/15/2019	840,000	909,451
Houston, TX, Higher Education Finance Corp. Rev. (Kipp, Inc.), “A”, PSF, 4%, 2/15/2020	880,000	973,192
Klein, TX, Independent School District, PSF, 5%, 8/01/2021 (Prerefunded 8/01/2018)	895,000	979,971
Klein, TX, Independent School District, PSF, 5%, 8/01/2021	105,000	115,017
Lone Star College System, TX, “A”, 5%, 8/15/2018	4,250,000	4,651,668
Lubbock, TX, Health Facilities Development Rev. (St. Joseph Health System), “A”, 1.125%, 7/01/2030 (Put Date 10/18/2016)	5,385,000	5,393,993
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2026	3,125,000	3,628,875
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), 0.9%, 1/01/2026 (Put Date 8/02/2016)	5,000,000	5,000,000
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/2018	100,000	105,148
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/2019	300,000	321,096
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/2021	400,000	439,292

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Pflugerville, TX, Independent School District, PSF, 5%, 2/15/2024 (Prerefunded 2/15/2017)	$1,000,000	$1,035,020
Plano, TX, Independent School District, “A”, 5%, 2/15/2017	1,000,000	1,035,060
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5%, 6/01/2019	1,250,000	1,299,438
Tarrant County, TX, 5%, 7/15/2018	2,770,000	3,031,045
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 8/15/2022	1,160,000	1,395,376
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, ETM, 5%, 8/15/2018	500,000	548,005
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.75%, 11/15/2019	815,000	882,865
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Buckingham Senior Living Community, Inc. Project), 3.875%, 11/15/2020	265,000	267,555
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Buckner Retirement Services, Inc. Project), 5%, 11/15/2016	500,000	511,635
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2019	1,260,000	1,374,257
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2020	785,000	861,012
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2021	1,390,000	1,533,253
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2022	1,460,000	1,612,234
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Texas Health Resources), 5%, 2/15/2019	500,000	517,710
Tarrant County, TX, Cultural Education Facilities, Finance Corp. Rev. (Trinity Terrace Project), “A-2”, 2.5%, 12/01/2018	5,280,000	5,329,738
Texas Technical College System Rev., AGM, 5%, 10/15/2024	1,425,000	1,752,636
Texas Technical College System Rev., AGM, 5%, 10/15/2025	1,550,000	1,923,194
Texas Technical College System Rev., AGM, 5%, 10/15/2026	1,000,000	1,251,550
Texas Transportation Commission State Highway Fund (First Tier), “A”, 5%, 4/01/2024	10,000,000	12,577,500
Texas Transportation Commission, Central Texas Turnpike System Rev., “C”, 5%, 8/15/2022	400,000	473,532

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Transportation Commission, Central Texas Turnpike System Rev., “C”, 5%, 8/15/2023	$500,000	$601,620
University of Texas, Permanent University Fund, “C”, 5%, 7/01/2021 (Prerefunded 7/01/2016)	1,000,000	1,007,710

		$110,831,382
U.S. Virgin Islands - 0.8%
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2023	$1,500,000	$1,791,375
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2024	1,500,000	1,818,750
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/2025	3,625,000	4,076,385
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	3,595,000	4,116,455

		$11,802,965
Utah - 0.4%
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 7/01/2022	$750,000	$816,420
Utah Board of Regents Student Loan Rev., “EE-2”, 5%, 11/01/2017	5,000,000	5,324,250

		$6,140,670
Vermont - 0.2%
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2017	$220,000	$229,724
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2019	100,000	111,130
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	2,050,000	2,317,095
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2024	110,000	130,480

		$2,788,429
Virginia - 1.8%
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., 5%, 9/15/2018	$500,000	$549,890
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., A”, 5%, 3/15/2018	6,825,000	7,370,386
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/2020	2,175,000	2,523,957
Portsmouth, VA, Refunding and Public Improvement, “A”, 5%, 2/01/2021	1,375,000	1,626,721
Richmond, VA, Public Improvement Rev., “A”, 5%, 3/01/2022	5,370,000	6,519,126
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 8/01/2016	1,250,000	1,264,588
Virginia Public School Authority, “C”, 5%, 8/01/2018	1,000,000	1,095,220

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Virginia Resources Authority, Clean Water Rev., 5%, 10/01/2019 (Prerefunded 10/01/2017)	$1,980,000	$2,101,136
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2020	1,150,000	1,322,109
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2021	1,000,000	1,174,750
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2022	750,000	897,825
Washington County, VA, Hospital Facilities Industrial Development Authority Rev. (Mountain States Health Alliance), “C”, 7.25%, 7/01/2019	805,000	876,565

		$27,322,273
Washington - 3.1%
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2018	$1,400,000	$1,522,542
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2019	2,025,000	2,272,536
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2020	2,230,000	2,556,160
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2021	2,455,000	2,878,365
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2022	2,000,000	2,389,700
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2023	1,500,000	1,817,685
Pierce County, WA, “A”, 5%, 7/01/2022	3,290,000	3,976,097
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2019	700,000	778,946
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2020	1,175,000	1,343,272
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2022	1,740,000	2,064,353
Seattle, WA, 5%, 5/01/2016	3,780,000	3,780,983
Seattle, WA, Municipal Light & Power Rev., “B”, 5%, 2/01/2018	4,000,000	4,298,560
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.375%, 12/01/2022	870,000	872,871
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “B”, 5%, 10/01/2042 (Put Date 10/01/2021)	1,000,000	1,185,320
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 3%, 7/01/2017	1,030,000	1,043,895
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 5%, 7/01/2020	1,175,000	1,304,943
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-3”, 4.375%, 1/01/2021	600,000	608,604
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/2021	7,420,000	8,767,027
Yakima County, WA, “A”, AGM, 4%, 12/01/2017	2,300,000	2,421,210

		$45,883,069

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
West Virginia - 0.1%
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2021	$1,445,000	$1,686,358

Wisconsin - 1.4%
Wisconsin Health & Educational Facilities Authority Rev. (Ascension Health Alliance Senior Credit Group), “B”, 5%, 11/15/2043 (Put Date 6/01/2021)	$5,000,000	$5,893,650
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “A”, 5%, 7/15/2022	6,000,000	6,995,400
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “B-1”, 1.25%, 8/15/2025 (Put Date 8/15/2017)	1,810,000	1,813,005
Wisconsin Health & Educational Facilities Authority Rev. (Unity Point Health Facilities), “A”, 5%, 12/01/2020	800,000	930,392
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/2018 (Prerefunded 8/15/2016)	1,500,000	1,520,805
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	3,730,000	4,098,785

		$21,252,037
Total Municipal Bonds (Identified Cost, $1,417,822,938)		$1,463,390,281

Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	14,414,720	$14,414,720
Total Investments (Identified Cost, $1,432,237,658)		$1,477,805,001

Other Assets, Less Liabilities - 1.3%		19,160,280
Net Assets - 100.0%		$1,496,965,281

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LOC	Letter of Credit

Portfolio of Investments – continued

Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
FGIC	Financial Guaranty Insurance Co.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,417,822,938)	$1,463,390,281
Underlying affiliated funds, at cost and value	14,414,720
Total investments, at value (identified cost, $1,432,237,658)	$1,477,805,001
Receivables for
Investments sold	10,977,565
Fund shares sold	7,820,319
Interest	18,217,246
Other assets	4,883
Total assets	$1,514,825,014
Liabilities
Payables for
Distributions	$396,554
Investments purchased	13,455,292
Fund shares reacquired	3,274,092
Payable to affiliates
Investment adviser	81,369
Shareholder servicing costs	463,675
Distribution and service fees	20,451
Payable for independent Trustees’ compensation	2,186
Accrued expenses and other liabilities	166,114
Total liabilities	$17,859,733
Net assets	$1,496,965,281
Net assets consist of
Paid-in capital	$1,456,861,610
Unrealized appreciation (depreciation) on investments	45,567,343
Accumulated net realized gain (loss) on investments	(5,149,684)
Accumulated distributions in excess of net investment income	(313,988)
Net assets	$1,496,965,281
Shares of beneficial interest outstanding	181,911,942

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$703,594,358	85,466,857	$8.23
Class B	1,944,879	236,526	8.22
Class C	139,554,243	16,942,771	8.24
Class I	651,871,801	79,265,788	8.22

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.44 [100 / 97.5 x $8.23]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$37,817,128
Dividends from underlying affiliated funds	53,152
Total investment income	$37,870,280
Expenses
Management fee	$6,029,560
Distribution and service fees	3,066,386
Shareholder servicing costs	1,460,709
Administrative services fee	244,021
Independent Trustees’ compensation	33,068
Custodian fee	212,077
Shareholder communications	58,797
Audit and tax fees	52,538
Legal fees	24,139
Miscellaneous	194,603
Total expenses	$11,375,898
Fees paid indirectly	(23)
Reduction of expenses by investment adviser and distributor	(792,992)
Net expenses	$10,582,883
Net investment income	$27,287,397
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(106,997)
Futures contracts	235,856
Net realized gain (loss) on investments	$128,859
Change in unrealized appreciation (depreciation) on investments	$10,487,429
Net realized and unrealized gain (loss) on investments	$10,616,288
Change in net assets from operations	$37,903,685

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2016	2015
Change in net assets
From operations
Net investment income	$27,287,397	$25,792,620
Net realized gain (loss) on investments	128,859	479,758
Net unrealized gain (loss) on investments	10,487,429	3,950,893
Change in net assets from operations	$37,903,685	$30,223,271
Distributions declared to shareholders
From net investment income	$(26,092,358)	$(24,760,404)
Change in net assets from fund share transactions	$(141,815,403)	$107,161,618
Total change in net assets	$(130,004,076)	$112,624,485
Net assets
At beginning of period	1,626,969,357	1,514,344,872
At end of period (including accumulated distributions in excess of net investment income of $313,988 and $661,858, respectively)	$1,496,965,281	$1,626,969,357

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.16	$8.13	$8.28	$8.23	$7.93
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.13	$0.14	$0.17	$0.19
Net realized and unrealized gain (loss) on investments	0.06	0.03	(0.15)	0.03	0.30
Total from investment operations	$0.21	$0.16	$(0.01)	$0.20	$0.49
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.13)	$(0.14)	$(0.15)	$(0.19)
Net asset value, end of period (x)	$8.23	$8.16	$8.13	$8.28	$8.23
Total return (%) (r)(s)(t)(x)	2.63	1.94	(0.13)	2.51	6.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.80	0.79	0.81	0.80
Expenses after expense reductions (f)	0.69	0.69	0.69	0.70	0.70
Net investment income	1.82	1.63	1.75	2.00	2.33
Portfolio turnover	24	15	34	11	17
Net assets at end of period (000 omitted)	$703,594	$677,065	$685,309	$737,158	$563,330

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.15	$8.12	$8.27	$8.22	$7.92
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.07	$0.08	$0.11	$0.13
Net realized and unrealized gain (loss) on investments	0.06	0.03	(0.15)	0.03	0.30
Total from investment operations	$0.15	$0.10	$(0.07)	$0.14	$0.43
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.07)	$(0.08)	$(0.09)	$(0.13)
Net asset value, end of period (x)	$8.22	$8.15	$8.12	$8.27	$8.22
Total return (%) (r)(s)(t)(x)	1.87	1.18	(0.86)	1.75	5.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	1.55	1.55	1.55
Expenses after expense reductions (f)	1.45	1.45	1.44	1.45	1.45
Net investment income	1.08	0.88	1.01	1.29	1.60
Portfolio turnover	24	15	34	11	17
Net assets at end of period (000 omitted)	$1,945	$1,708	$1,972	$1,394	$1,856

Class C	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.16	$8.13	$8.28	$8.24	$7.94
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.06	$0.07	$0.10	$0.12
Net realized and unrealized gain (loss) on investments	0.07	0.03	(0.15)	0.02 (g)	0.30
Total from investment operations	$0.15	$0.09	$(0.08)	$0.12	$0.42
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.07)	$(0.08)	$(0.12)
Net asset value, end of period (x)	$8.24	$8.16	$8.13	$8.28	$8.24
Total return (%) (r)(s)(t)(x)	1.88	1.08	(0.97)	1.52	5.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	1.54	1.55	1.55
Expenses after expense reductions (f)	1.54	1.54	1.54	1.55	1.55
Net investment income	0.97	0.78	0.91	1.16	1.47
Portfolio turnover	24	15	34	11	17
Net assets at end of period (000 omitted)	$139,554	$140,213	$148,207	$183,295	$150,584
See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 4/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.15	$8.12	$8.27	$8.23	$7.93
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.14	$0.15	$0.18	$0.20
Net realized and unrealized gain (loss) on investments	0.06	0.03	(0.15)	0.03	0.30
Total from investment operations	$0.22	$0.17	$0.00	$0.21	$0.50
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.14)	$(0.15)	$(0.17)	$(0.20)
Net asset value, end of period (x)	$8.22	$8.15	$8.12	$8.27	$8.23
Total return (%) (r)(s)(x)	2.79	2.10	0.02	2.54	6.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.55	0.54	0.56	0.54
Expenses after expense reductions (f)	0.54	0.54	0.54	0.55	0.54
Net investment income	1.96	1.77	1.88	2.14	2.40
Portfolio turnover	24	15	34	11	17
Net assets at end of period (000 omitted)	$651,872	$807,983	$678,857	$371,184	$204,394

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net asset values which include adjustments made in accordance with the U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not

Notes to Financial Statements – continued

complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s

Notes to Financial Statements – continued

valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,463,390,281	$—	$1,463,390,281
Mutual Funds	14,414,720	—	—	14,414,720
Total Investments	$14,414,720	$1,463,390,281	$—	$1,477,805,001

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund

Notes to Financial Statements – continued

uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts.

At April 30, 2016, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$235,856

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service

Notes to Financial Statements – continued

for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/16	4/30/15
Ordinary income (including any short-term capital gains)	$—	$266,010
Tax-exempt income	26,092,358	24,494,394
Total distributions	$26,092,358	$24,760,404

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/16
Cost of investments	$1,428,355,052
Gross appreciation	49,746,831
Gross depreciation	(296,882)
Net unrealized appreciation (depreciation)	$49,449,949
Undistributed tax-exempt income	2,037,394
Capital loss carryforwards	(9,032,290)
Other temporary differences	(2,351,382)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

Notes to Financial Statements – continued

As of April 30, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
4/30/18	$(126,716)

Post-enactment losses which are characterized as follows:
Short-Term	$(8,528,097)
Long-Term	(377,477)
Total	$(8,905,574)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/16	Year ended 4/30/15
Class A	$11,754,903	$10,602,492
Class B	18,741	14,830
Class C	1,214,932	1,022,802
Class I	13,103,782	13,120,280
Total	$26,092,358	$24,760,404

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2016, this management fee reduction amounted to $109,288, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2016 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding management fee, distribution and service fees, interest, taxes,

Notes to Financial Statements – continued

extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that fund operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2016. For the year ended April 30, 2016, this reduction amounted to $5,224, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $70,786 for the year ended April 30, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,685,223
Class B	0.75%	0.25%	1.00%	0.90%	18,642
Class C	0.75%	0.25%	1.00%	1.00%	1,362,521
Total Distribution and Service Fees					$3,066,386

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2016 based on each class’s average daily net assets. 0.10% of the Class A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2016, this waiver amounted to $674,083 and is included in the reduction of total expenses in the Statement of Operations. For one year from date of purchase of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2016, this waiver amounted to $1,788 and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2016. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2016, this rebate amounted to $2,546 and $63 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are

Notes to Financial Statements – continued

subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2016, were as follows:

Amount
Class A	$65,629
Class B	1,327
Class C	22,576

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2016, the fee was $59,732, which equated to 0.0040% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,400,977.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2016 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $70 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,176 at April 30, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an

Notes to Financial Statements – continued

Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2016, the fee paid by the fund under this agreement was $4,212 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended April 30, 2016, purchases and sales of investments, other than short-term obligations, aggregated $351,422,207 and $473,795,652, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/16		Year ended 4/30/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	23,451,067	$191,708,779	24,770,174	$202,380,925
Class B	101,640	829,162	36,542	299,142
Class C	3,288,233	26,910,432	3,462,129	28,307,838
Class I	32,068,087	261,810,980	39,499,075	322,464,163
	58,909,027	$481,259,353	67,767,920	$553,452,068

Shares issued to shareholders in reinvestment of distributions
Class A	1,301,676	$10,644,276	1,184,766	$9,685,076
Class B	1,862	15,217	1,384	11,302
Class C	124,522	1,019,221	102,229	836,137
Class I	1,213,322	9,905,683	1,193,046	9,744,988
	2,641,382	$21,584,397	2,481,425	$20,277,503

Shares reacquired
Class A	(22,264,040)	$(181,772,154)	(27,270,543)	$(222,828,074)
Class B	(76,473)	(623,697)	(71,188)	(580,684)
Class C	(3,644,456)	(29,767,249)	(4,609,143)	(37,676,283)
Class I	(53,131,261)	(432,496,053)	(25,153,908)	(205,482,912)
	(79,116,230)	$(644,659,153)	(57,104,782)	$(466,567,953)

Notes to Financial Statements – continued

	Year ended 4/30/16		Year ended 4/30/15
	Shares	Amount	Shares	Amount
Net change
Class A	2,488,703	$20,580,901	(1,315,603)	$(10,762,073)
Class B	27,029	220,682	(33,262)	(270,240)
Class C	(231,701)	(1,837,596)	(1,044,785)	(8,532,308)
Class I	(19,849,852)	(160,779,390)	15,538,213	126,726,239
	(17,565,821)	$(141,815,403)	13,144,563	$107,161,618

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2016, the fund’s commitment fee and interest expense were $5,189 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,181	519,601,227	(505,188,688)	14,414,720

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$53,152	$14,414,720

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of June 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Jason Kosty Geoffrey Schechter

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2015 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 100% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2016

MFS® TOTAL RETURN

BOND FUND

RBF-ANN

MFS® TOTAL RETURN BOND FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Markets have largely recovered after a significant bout of volatility earlier this year. Oil prices have rebounded sharply, and the dollar has weakened against most currencies.

Global economic growth remains sluggish, and almost every major central bank — aside from the U.S. Federal Reserve — is continuing to loosen monetary policy. This should help keep interest rates lower for longer on a global basis.

Even with a weaker dollar, soft global growth continues to negatively impact U.S. exports. In Europe, a crucial referendum on Britain’s continued membership in the European Union is set for June 23. China continues to face headwinds in its shift to a consumer-led economy, which is weighing on its manufacturing sector. Emerging markets have been beneficiaries of the weaker U.S. dollar and firmer commodity prices.

At MFS®, we believe it is best to view markets through a long lens, and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

June 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	35.3%
U.S. Treasury Securities	22.4%
Mortgage-Backed Securities	19.9%
Commercial Mortgage-Backed Securities	8.3%
High Yield Corporates	6.7%
Asset-Backed Securities	2.9%
U.S. Government Agencies	1.8%
Collateralized Debt Obligations	1.7%
Emerging Markets Bonds	0.4%

Composition including fixed income credit quality (a)(i)
AAA	9.1%
AA	1.6%
A	9.7%
BBB	25.9%
BB	5.1%
B	3.2%
CCC	0.6%
CC (o)	0.0%
C	0.1%
D (o)	0.0%
U.S. Government	22.2%
Federal Agencies	21.7%
Not Rated	0.2%
Non-Fixed Income (o)	0.0%
Cash & Cash Equivalents	0.8%
Other	(0.2)%

Portfolio facts (i)
Average Duration (d)	5.3
Average Effective Maturity (m)	7.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bond and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

From time to time Other may be negative due to equivalent exposure from currency derivatives and/or offsets to derivative positions.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 4/30/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2016, Class A shares of the MFS Total Return Bond Fund (“fund”) provided a total return of 1.76%, at net asset value. This compares with a return of 2.72% for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in the middle of the period, Fed officials said they would be cautious regarding further tightening due to concerns over global economic and financial conditions. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors, though they began to spread more broadly later in the period. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened by falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy before subsiding late in the period. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

4

Management Review – continued

Factors Affecting Performance

Relative to the Barclays U.S. Aggregate Bond Index, the fund’s greater exposure to “BBB” and below rated (r) securities held back relative performance as these credit quality sectors underperformed higher-rated issues.

Conversely, the fund’s return derived from yield, which was greater than that of the Barclays U.S. Aggregate Bond Index, was a positive factor for relative results.

Additionally, a greater exposure to the finance sector and strong bond selection in the government agency sector contributed to relative returns.

Respectfully,

Joshua Marston	Robert Persons
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective December 31, 2015, Jeffrey Wakelin was no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/04/99	1.76%	3.77%	5.16%
B	12/29/00	1.01%	2.99%	4.33%
C	12/29/00	0.91%	2.89%	4.26%
I	1/04/99	1.92%	3.93%	5.31%
R1	4/01/05	1.00%	2.89%	4.26%
R2	10/31/03	1.41%	3.41%	4.77%
R3	4/01/05	1.76%	3.67%	5.03%
R4	4/01/05	1.92%	3.93%	5.30%
R5	5/01/06	2.03%	3.98%	5.30%
529A	7/31/02	1.72%	3.72%	5.03%
529B	7/31/02	0.95%	2.84%	4.17%
529C	7/31/02	0.86%	2.84%	4.17%
Comparative benchmark
Barclays U.S. Aggregate Bond Index (f)		2.72%	3.60%	4.95%
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.56)%	2.87%	4.71%
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.93)%	2.64%	4.33%
C With CDSC (1% for 12 months) (v)		(0.08)%	2.89%	4.26%
529A With Initial Sales Charge (4.25%)		(2.60)%	2.82%	4.57%
529B With CDSC (Declining over six years from 4% to 0%) (v)		(2.99)%	2.48%	4.17%
529C With CDSC (1% for 12 months) (v)		(0.13)%	2.84%	4.17%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2015 through April 30, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Expenses Paid During Period (p) 11/01/15-4/30/16
A	Actual	0.74%	$1,000.00	$1,026.99	$3.73
	Hypothetical (h)	0.74%	$1,000.00	$1,021.18	$3.72
B	Actual	1.49%	$1,000.00	$1,023.15	$7.50
	Hypothetical (h)	1.49%	$1,000.00	$1,017.45	$7.47
C	Actual	1.59%	$1,000.00	$1,022.65	$8.00
	Hypothetical (h)	1.59%	$1,000.00	$1,016.96	$7.97
I	Actual	0.59%	$1,000.00	$1,027.76	$2.97
	Hypothetical (h)	0.59%	$1,000.00	$1,021.93	$2.97
R1	Actual	1.59%	$1,000.00	$1,023.59	$8.00
	Hypothetical (h)	1.59%	$1,000.00	$1,016.96	$7.97
R2	Actual	1.09%	$1,000.00	$1,025.22	$5.49
	Hypothetical (h)	1.09%	$1,000.00	$1,019.44	$5.47
R3	Actual	0.84%	$1,000.00	$1,027.44	$4.23
	Hypothetical (h)	0.84%	$1,000.00	$1,020.69	$4.22
R4	Actual	0.59%	$1,000.00	$1,027.76	$2.97
	Hypothetical (h)	0.59%	$1,000.00	$1,021.93	$2.97
R5	Actual	0.47%	$1,000.00	$1,028.37	$2.37
	Hypothetical (h)	0.47%	$1,000.00	$1,022.53	$2.36
529A	Actual	0.77%	$1,000.00	$1,026.80	$3.88
	Hypothetical (h)	0.77%	$1,000.00	$1,021.03	$3.87
529B	Actual	1.64%	$1,000.00	$1,023.34	$8.25
	Hypothetical (h)	1.64%	$1,000.00	$1,016.71	$8.22
529C	Actual	1.64%	$1,000.00	$1,022.40	$8.25
	Hypothetical (h)	1.64%	$1,000.00	$1,016.71	$8.22

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 98.5%
Issuer	Shares/Par	Value ($)
Aerospace - 0.4%
Lockheed Martin Corp., 4.7%, 5/15/2046	$7,900,000	$9,083,755
TransDigm, Inc., 6.5%, 7/15/2024	11,340,000	11,425,050

		$20,508,805
Asset-Backed & Securitized - 12.9%
Alm XIV Ltd., CLO, 2014-14A, “A1”, FRN, 2.064%, 7/28/2026 (n)	$13,435,385	$13,377,418
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	8,886,000	8,883,115
Babson Ltd., CLO, FRN, 1.734%, 4/20/2025 (n)	13,016,792	12,916,459
Banc of America Commercial Mortgage, Inc., 5.338%, 12/15/2043 (n)	9,144,359	9,330,305
Banc of America Commercial Mortgage, Inc., FRN, 5.784%, 4/24/2049 (n)	3,561,404	3,603,693
Banc of America Large Loan, Inc., FRN, 5.325%, 2/24/2044 (n)	6,112,957	6,225,622
Bayview Commercial Asset Trust, FRN, 0.749%, 8/25/2035 (z)	318,684	273,677
Bayview Commercial Asset Trust, FRN, 0%, 4/25/2036 (i)(z)	8,114,342	28,196
Bayview Commercial Asset Trust, FRN, 0.709%, 4/25/2036 (z)	264,168	235,480
Bayview Commercial Asset Trust, FRN, 0%, 7/25/2036 (i)(z)	7,599,573	1
Bayview Commercial Asset Trust, FRN, 0%, 10/25/2036 (i)(z)	12,988,016	1
Bayview Commercial Asset Trust, FRN, 0%, 12/25/2036 (i)(z)	6,204,864	1
Bayview Commercial Asset Trust, FRN, 0%, 3/25/2037 (i)(z)	13,861,341	1
Bayview Financial Acquisition Trust, FRN, 5.638%, 11/28/2036	811,781	807,410
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.038%, 12/28/2040 (z)	2,511,015	1,823,393
Cent CLO LP, 2014-16AR, “A1AR”, FRN, 1.58%, 8/01/2024 (n)	8,456,232	8,439,999
Chesapeake Funding II LLC, 2016-1A, “A1”, 2.11%, 3/15/2028 (n)	13,200,000	13,196,759
Chesapeake Funding LLC, “A”, FRN, 0.889%, 1/07/2025 (n)	6,197,652	6,194,180
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	4,697,305	5,020,734
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	11,743,263	12,072,434
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/2049	15,740,164	16,006,639
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/2049	17,300,000	17,575,641
CNH Wholesale Master Note Trust, “A”, FRN, 1.033%, 8/15/2019 (n)	14,308,000	14,303,748
Commercial Mortgage Asset Trust, FRN, 0.643%, 1/17/2032 (i)(z)	2,249,185	4,843
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/2048	10,256,000	10,689,497

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796%, 8/10/2047	$14,830,512	$16,081,731
Commercial Mortgage Trust, 2014-UBS4, “A5”, 3.694%, 8/10/2047	12,152,000	12,991,803
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	10,082,721	10,551,326
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	10,488,891	11,260,279
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	5,033,575	5,468,388
Countrywide Asset-Backed Certificates, FRN, 4.81%, 4/25/2036	498,487	448,874
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 6.14%, 9/15/2039	11,959,674	12,392,485
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.888%, 6/15/2039	18,216,559	18,418,373
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 6.14%, 9/15/2039	8,345,450	8,645,998
Credit Suisse Mortgage Capital Certificate, 5.311%, 12/15/2039	6,272,778	6,303,349
Credit-Based Asset Servicing & Securitization LLC, 4.114%, 12/25/2035	716,956	709,930
Credit-Based Asset Servicing & Securitization LLC, FRN, 3.95%, 1/25/2037 (q)	1,600,378	813,776
Credit-Based Asset Servicing & Securitization LLC, FRN, 3.976%, 3/25/2037 (q)	1,869,599	922,259
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	3,881,720	4,105,755
CWCapital Cobalt Ltd., “A4”, FRN, 5.956%, 5/15/2046	6,472,699	6,726,428
CWCapital LLC, 5.223%, 8/15/2048	3,765,130	3,801,892
Dryden Senior Loan Fund, CLO, “A”, FRN, 2.008%, 1/15/2025 (n)	10,451,190	10,428,919
Falcon Franchise Loan LLC, FRN, 6.72%, 1/05/2023 (i)(z)	27,818	1,112
Falcon Franchise Loan LLC, FRN, 54.063%, 1/05/2025 (i)(z)	53,590	12,958
First Union National Bank Commercial Mortgage, FRN, 1.734%, 1/12/2043 (i)(z)	597,202	1,817
First Union-Lehman Brothers Bank of America, FRN, 1.082%, 11/18/2035 (i)	1,196,449	18,325
Flatiron CLO Ltd. 2013-1A, “A1”, FRN, 2.033%, 1/17/2026 (n)	11,396,718	11,313,807
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	5,662,000	5,737,371
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	14,570,000	14,771,276
GE Capital Commercial Mortgage Corp., “A”, 5.543%, 12/10/2049	3,279,287	3,358,364
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	858,877	820,727
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/2039	13,375,922	13,627,012

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	$12,066,216	$12,632,088
Harley-Davidson Motorcycle Trust, “A2”, FRN, 0.733%, 1/15/2019	1,685,464	1,685,464
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.986%, 12/10/2027 (n)	2,845,757	2,842,554
Hertz Fleet Lease Funding LP, 2014-1, FRN, 0.836%, 4/10/2028 (z)	5,054,553	5,043,637
IMPAC CMB Trust, FRN, 1.179%, 11/25/2034	101,093	94,254
IMPAC CMB Trust, FRN, 1.359%, 11/25/2034	50,547	46,587
IMPAC Secured Assets Corp., FRN, 0.789%, 5/25/2036	382,893	342,692
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	13,712,152	14,537,965
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	11,762,246	12,160,764
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.929%, 6/15/2049	2,669,211	2,710,872
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.94%, 2/15/2051	424,994	424,674
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.929%, 6/15/2049	9,096,963	9,315,881
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.59%, 7/15/2042 (n)(q)	4,030,774	712,086
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.70%, 2/12/2049	2,492,800	2,558,471
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.929%, 6/15/2049	19,385,019	19,261,346
Kingsland III Ltd., “A1”, CDO, FRN, 0.60%, 8/24/2021 (n)	1,727,208	1,717,541
KKR Financial CLO Ltd., “C”, FRN, 1.81%, 5/15/2021 (n)	7,811,290	7,711,384
LB Commercial Conduit Mortgage Trust, FRN, 1.607%, 10/15/2035 (i)	999,444	26,102
Merrill Lynch Mortgage Investors, Inc., 4.371%, 2/25/2037 (q)	2,220,723	435,076
Merrill Lynch Mortgage Trust, “A3”, FRN, 6.026%, 6/12/2050	647,368	647,018
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21, “A4”, 3.338%, 3/15/2048	8,542,727	8,927,022
Morgan Stanley Capital I Trust, “AM”, FRN, 5.865%, 4/15/2049	18,098,000	18,027,970
Morgan Stanley Capital I, Inc., FRN, 1.695%, 3/15/2031 (i)(z)	161,544	13
Morgan Stanley Re-REMIC Trust, FRN, 5.987%, 8/15/2045 (n)	16,427,894	16,805,511
Motor PLC, 2015-1A, “A1”, FRN, 1.039%, 6/25/2022 (n)	6,537,362	6,525,837
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/2019 (n)	9,134,000	9,081,325
Nextgear Floorplan Master Owner Trust, 2015-2A, “A”, 2.38%, 10/15/2020 (n)	12,704,000	12,651,111

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Nissan Master Owner Trust Receivables 2015,“A-2”, 1.44%, 1/15/2020	$12,406,000	$12,412,437
Option One Mortgage Loan Trust, FRN, 5.611%, 1/25/2037 (q)	581,400	585,085
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 3.461%, 12/25/2036 (q)	835,638	506,704
Preferred Term Securities XIX Ltd., CDO, FRN, 0.984%, 12/22/2035 (z)	5,567,223	3,754,980
Race Point CLO Ltd., “A”, FRN, 1.868%, 2/20/2025 (n)	10,554,264	10,484,532
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	4,180,720	3,463,124
Thornburg Mortgage Securities Trust, FRN, 1.119%, 4/25/2043	11,899	11,602
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.789%, 7/22/2019 (n)	8,314,000	8,201,849
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.147%, 2/15/2051	9,643,858	9,931,608
Wachovia Bank Commercial Mortgage Trust, FRN, 5.71%, 6/15/2049	20,342,880	20,949,907
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	16,266,754	17,238,006

		$595,208,659
Automotive - 0.8%
General Motors Co., 4.875%, 10/02/2023	$6,041,000	$6,466,951
General Motors Co., 5.2%, 4/01/2045	5,044,000	5,036,212
General Motors Financial Co., Inc., 3.45%, 4/10/2022	8,879,000	8,911,808
Johnson Controls, Inc., 4.625%, 7/02/2044	3,958,000	3,946,846
Johnson Controls, Inc., 5.7%, 3/01/2041	3,620,000	4,012,969
Volkswagen Group America Finance LLC, 2.4%, 5/22/2020 (n)	9,221,000	9,140,639

		$37,515,425
Biotechnology - 0.5%
Life Technologies Corp., 5%, 1/15/2021	$19,777,000	$21,754,562

Broadcasting - 0.4%
Omnicom Group, Inc., 3.6%, 4/15/2026	$7,839,000	$8,161,528
SES Global Americas Holdings GP, 5.3%, 3/25/2044 (n)	3,458,000	3,172,784
SES S.A., 3.6%, 4/04/2023 (n)	3,356,000	3,315,064
SES S.A., 5.3%, 4/04/2043 (z)	4,082,000	3,708,517

		$18,357,893
Brokerage & Asset Managers - 0.8%
CME Group, Inc., 3%, 3/15/2025	$6,345,000	$6,458,442
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	2,495,000	2,569,820
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	15,076,000	15,629,862
TD Ameritrade Holding Corp., 5.6%, 12/01/2019	5,316,000	5,922,678

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - continued
TD Ameritrade Holding Corp., 2.95%, 4/01/2022	$4,606,000	$4,733,812

		$35,314,614
Building - 0.4%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$12,914,000	$13,482,603
Masco Corp., 4.375%, 4/01/2026	1,671,000	1,721,130
Mohawk Industries, Inc., 3.85%, 2/01/2023	3,682,000	3,802,549

		$19,006,282
Business Services - 0.3%
Equinix, Inc., 4.875%, 4/01/2020	$10,396,000	$10,822,236
Fidelity National Information Services, Inc., 3.875%, 6/05/2024	1,141,000	1,165,771

		$11,988,007
Cable TV - 1.6%
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/2021	$5,179,000	$5,359,229
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	5,849,000	6,134,139
CCO Safari II LLC, 4.908%, 7/23/2025 (n)	11,195,000	12,068,736
Comcast Corp., 2.75%, 3/01/2023	11,841,000	12,238,017
SIRIUS XM Radio, Inc., 4.25%, 5/15/2020 (n)	11,509,000	11,724,794
Time Warner Cable, Inc., 4.5%, 9/15/2042	10,696,000	10,019,970
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	4,935,000	6,530,816
Videotron Ltd., 5%, 7/15/2022	10,372,000	10,760,950

		$74,836,651
Chemicals - 0.7%
CF Industries Holdings, Inc., 7.125%, 5/01/2020	$4,529,000	$5,203,608
CF Industries Holdings, Inc., 5.375%, 3/15/2044	3,736,000	3,678,948
LYB International Finance B.V., 4%, 7/15/2023	3,645,000	3,887,181
LYB International Finance B.V., 4.875%, 3/15/2044	5,033,000	5,256,068
LyondellBasell Industries N.V., 5.75%, 4/15/2024	6,816,000	7,949,194
Tronox Finance LLC, 6.375%, 8/15/2020	10,115,000	8,604,072

		$34,579,071
Computer Software - 0.6%
Microsoft Corp., 3.125%, 11/03/2025	$15,726,000	$16,600,979
VeriSign, Inc., 4.625%, 5/01/2023	9,475,000	9,735,563

		$26,336,542
Computer Software - Systems - 0.2%
Apple, Inc., 4.375%, 5/13/2045	$7,008,000	$7,424,450

Conglomerates - 0.1%
General Electric Capital Corp., 2.1%, 12/11/2019	$3,476,000	$3,566,265

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - 0.9%
Mattel, Inc., 5.45%, 11/01/2041	$5,784,000	$5,882,351
Newell Rubbermaid, Inc., 5.5%, 4/01/2046	2,472,000	2,750,224
Newell Rubbermaid, Inc., 4%, 12/01/2024	12,055,000	12,402,859
Newell Rubbermaid, Inc., 4.2%, 4/01/2026	8,756,000	9,250,635
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	12,884,000	13,550,489

		$43,836,558
Consumer Services - 1.2%
ADT Corp., 6.25%, 10/15/2021	$9,836,000	$10,175,539
Priceline Group, Inc., 3.65%, 3/15/2025	11,094,000	11,360,300
Visa, Inc., 2.8%, 12/14/2022	32,978,000	34,399,121

		$55,934,960
Containers - 0.7%
Ball Corp., 5%, 3/15/2022	$1,967,000	$2,060,629
Ball Corp., 4%, 11/15/2023	7,016,000	6,944,086
Berry Plastics Corp., 5.125%, 7/15/2023	11,069,000	11,179,690
Sealed Air Corp., 5.125%, 12/01/2024 (n)	10,396,000	10,889,810

		$31,074,215
Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 6.375%, 6/01/2019 (n)	$2,609,000	$2,933,312

Emerging Market Sovereign - 0.3%
Republic of Argentina, 7.5%, 4/22/2026 (n)	$11,465,000	$11,636,975

Energy - Independent - 0.1%
EQT Corp., 4.875%, 11/15/2021	$5,266,000	$5,312,378

Energy - Integrated - 0.2%
BP Capital Markets PLC, 2.237%, 5/10/2019	$8,383,000	$8,522,066
BP Capital Markets PLC, 2.521%, 1/15/2020	1,835,000	1,878,150

		$10,400,216
Entertainment - 0.5%
Carnival Corp., 3.95%, 10/15/2020	$9,431,000	$10,065,037
Six Flags Entertainment Corp., 5.25%, 1/15/2021 (n)	10,797,000	11,174,895

		$21,239,932
Financial Institutions - 0.7%
International Lease Finance Corp., 7.125%, 9/01/2018 (n)	$5,678,000	$6,228,766
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	10,786,000	9,464,715
Navient Corp., 4.625%, 9/25/2017	11,029,000	11,235,794

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
Navient Corp., 8%, 3/25/2020	$5,229,000	$5,490,450

		$32,419,725
Food & Beverages - 2.4%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	$15,750,000	$16,175,927
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/01/2046	20,078,000	22,769,617
Anheuser-Busch InBev Worldwide, Inc., 3.7%, 2/01/2024	5,352,000	5,737,141
J.M. Smucker Co., 3%, 3/15/2022	4,118,000	4,260,998
J.M. Smucker Co., 4.25%, 3/15/2035	5,717,000	5,966,587
Kraft Foods Group, Inc., 5%, 6/04/2042	9,353,000	10,427,258
Kraft Heinz Co., 5.2%, 7/15/2045 (n)	4,595,000	5,290,246
SABMiller Holdings, Inc., 3.75%, 1/15/2022 (n)	8,143,000	8,699,794
Smithfield Foods, Inc., 6.625%, 8/15/2022	10,135,000	10,717,763
Tyson Foods, Inc., 4.5%, 6/15/2022	5,484,000	6,068,841
Tyson Foods, Inc., 3.95%, 8/15/2024	3,258,000	3,517,457
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	12,042,000	12,652,313

		$112,283,942
Food & Drug Stores - 0.7%
CVS Health Corp., 3.5%, 7/20/2022	$12,750,000	$13,573,829
CVS Health Corp., 5.125%, 7/20/2045	9,707,000	11,344,066
Walgreens Boots Alliance, Inc., 3.8%, 11/18/2024	8,593,000	8,967,139

		$33,885,034
Forest & Paper Products - 0.3%
Georgia-Pacific LLC, 5.4%, 11/01/2020 (n)	$4,902,000	$5,524,074
Georgia-Pacific LLC, 3.734%, 7/15/2023 (n)	5,433,000	5,748,652
Packaging Corp. of America, 3.65%, 9/15/2024	4,719,000	4,748,229

		$16,020,955
Gaming & Lodging - 0.4%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$7,344,000	$7,646,940
Wyndham Worldwide Corp., 5.625%, 3/01/2021	2,142,000	2,336,624
Wyndham Worldwide Corp., 4.25%, 3/01/2022	6,324,000	6,633,433
Wyndham Worldwide Corp., 5.1%, 10/01/2025	1,713,000	1,844,541

		$18,461,538
Insurance - 1.5%
American International Group, Inc., 3.75%, 7/10/2025	$18,636,000	$18,884,343
American International Group, Inc., 3.9%, 4/01/2026	8,342,000	8,499,497
Five Corners Funding Trust, 4.419%, 11/15/2023 (n)	5,792,000	6,148,764
Pacific Lifecorp, 5.125%, 1/30/2043 (n)	7,644,000	8,079,815
Principal Financial Group, Inc., 3.4%, 5/15/2025	19,404,000	19,449,561
Unum Group, 7.125%, 9/30/2016	2,141,000	2,191,999

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - continued
Unum Group, 4%, 3/15/2024	$8,184,000	$8,237,368

		$71,491,347
Insurance - Health - 0.6%
Humana, Inc., 7.2%, 6/15/2018	$8,875,000	$9,860,143
UnitedHealth Group, Inc., 3.35%, 7/15/2022	16,444,000	17,443,187

		$27,303,330
Insurance - Property & Casualty - 1.4%
Allied World Assurance, 5.5%, 11/15/2020	$3,539,000	$3,913,037
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	11,071,000	11,128,835
CNA Financial Corp., 5.875%, 8/15/2020	6,741,000	7,549,050
Liberty Mutual Group, Inc., 4.25%, 6/15/2023 (n)	12,541,000	13,139,770
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	6,080,000	5,851,550
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	10,553,000	11,626,536
Marsh & McLennan Cos., Inc., 4.05%, 10/15/2023	2,831,000	3,011,086
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	2,862,000	2,840,953
ZFS Finance USA Trust V, 6.5% to 5/09/2017, FRN to 5/09/2067 (n)	6,524,000	6,540,310

		$65,601,127
Local Authorities - 0.5%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/2016	$2,475,000	$2,478,341
State of California (Build America Bonds), 7.625%, 3/01/2040	1,315,000	2,032,780
State of California (Build America Bonds), 7.6%, 11/01/2040	10,070,000	15,894,085
University of California Limited Project Rev., “J”, 4.131%, 5/15/2045	3,070,000	3,193,690

		$23,598,896
Major Banks - 6.5%
ABN AMRO Bank N.V., 4.25%, 2/02/2017 (n)	$7,543,000	$7,682,364
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	14,400,000	14,738,342
Bank of America Corp., 5.625%, 7/01/2020	2,420,000	2,719,441
Bank of America Corp., 5.875%, 1/05/2021	4,755,000	5,445,036
Bank of America Corp., 3.3%, 1/11/2023	14,507,000	14,743,217
Bank of America Corp., 4.125%, 1/22/2024	8,561,000	9,076,312
Bank of America Corp., 3.95%, 4/21/2025	4,693,000	4,686,679
Bank of America Corp., 3.875%, 8/01/2025	11,950,000	12,409,478
Bank of America Corp., 4.45%, 3/03/2026	12,403,000	12,834,066
Bank of America Corp., FRN, 6.5%, 10/29/2049	5,045,000	5,309,863
Bank of America Corp., FRN, 6.1%, 12/29/2049	9,340,000	9,345,838
Barclays PLC, 4.375%, 1/12/2026	5,916,000	5,961,121
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	2,753,000	2,926,478

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Credit Suisse Group Fund Guernsey Ltd., 3.75%, 3/26/2025	$11,605,000	$11,329,497
DBS Bank Ltd., 3.625% to 9/21/2017, FRN to 9/21/2022 (n)	5,499,000	5,639,126
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	4,526,000	4,660,427
Goldman Sachs Group, Inc., 2.375%, 1/22/2018	6,915,000	7,002,468
Goldman Sachs Group, Inc., 3.625%, 1/22/2023	16,367,000	16,961,531
Goldman Sachs Group, Inc., 5.15%, 5/22/2045	7,223,000	7,427,006
Huntington National Bank, 2.4%, 4/01/2020	3,704,000	3,685,643
JPMorgan Chase & Co., 2%, 8/15/2017	3,029,000	3,058,224
JPMorgan Chase & Co., 4.25%, 10/15/2020	2,383,000	2,577,646
JPMorgan Chase & Co., 4.5%, 1/24/2022	3,474,000	3,836,554
JPMorgan Chase & Co., 3.125%, 1/23/2025	5,338,000	5,352,525
Merrill Lynch & Co., Inc., 6.05%, 5/16/2016	6,509,000	6,520,527
Morgan Stanley, 5.75%, 10/18/2016	7,476,000	7,635,456
Morgan Stanley, 5.5%, 7/24/2020	4,619,000	5,168,042
Morgan Stanley, 2.5%, 4/21/2021	2,991,000	2,996,653
Morgan Stanley, 5.5%, 7/28/2021	19,532,000	22,189,075
Morgan Stanley, 3.7%, 10/23/2024	3,710,000	3,826,902
Morgan Stanley, 4%, 7/23/2025	4,893,000	5,147,911
Morgan Stanley, 3.875%, 1/27/2026	14,182,000	14,715,754
Morgan Stanley, 4.3%, 1/27/2045	2,772,000	2,815,110
PNC Bank N.A., 3.8%, 7/25/2023	18,000,000	19,057,788
PNC Funding Corp., 5.625%, 2/01/2017	8,193,000	8,449,973
Regions Financial Corp., 2%, 5/15/2018	3,557,000	3,552,155
Royal Bank of Scotland Group PLC, 6%, 12/19/2023	8,563,000	8,758,408
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/2049	7,690,000	7,170,925
Royal Bank of Scotland Group PLC, 8% to 8/10/2025, FRN to 12/29/2049	2,205,000	2,113,354
Wachovia Corp., 6.605%, 10/01/2025	2,308,000	2,832,590

		$302,359,505
Medical & Health Technology & Services - 1.0%
Becton, Dickinson and Co., 4.685%, 12/15/2044	$7,893,000	$8,732,239
Catholic Health Initiatives, 2.95%, 11/01/2022	9,556,000	9,673,864
HCA, Inc., 5.25%, 6/15/2026	9,225,000	9,582,469
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	3,845,000	3,919,128
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	7,755,000	7,904,912
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	6,569,000	6,657,767

		$46,470,379
Medical Equipment - 0.7%
Medtronic, Inc., 4.625%, 3/15/2045	$9,667,000	$11,027,882
Zimmer Holdings, Inc., 2.7%, 4/01/2020	22,498,000	22,901,614

		$33,929,496

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - 1.0%
Barrick North America Finance LLC, 5.75%, 5/01/2043	$12,481,000	$12,949,437
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/2023	3,238,000	2,711,825
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	4,051,000	3,098,610
Freeport-McMoRan Oil & Gas LLC, 6.875%, 2/15/2023	11,223,000	10,100,700
Kinross Gold Corp., 5.95%, 3/15/2024	8,021,000	7,559,793
Steel Dynamics, Inc., 5.125%, 10/01/2021	8,093,000	8,275,093

		$44,695,458
Midstream - 1.5%
Energy Transfer Partners LP, 5.15%, 2/01/2043	$4,926,000	$4,172,519
Energy Transfer Partners LP, 5.15%, 3/15/2045	11,029,000	9,382,271
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	8,525,000	9,183,676
Kinder Morgan Energy Partners LP, 4.3%, 5/01/2024	7,564,000	7,378,531
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	7,223,000	6,978,761
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	8,766,000	7,881,826
Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	10,518,000	10,452,263
Spectra Energy Capital LLC, 8%, 10/01/2019	7,989,000	9,176,653
Sunoco Logistics Partners LP, 4.25%, 4/01/2024	1,342,000	1,301,356
Williams Cos., Inc., 5.75%, 6/24/2044	3,678,000	2,868,840

		$68,776,696
Mortgage-Backed - 19.9%
Fannie Mae, 3%, 10/01/2030	$3,610,342	$3,774,173
Fannie Mae, 4%, 9/01/2040 - 7/01/2043	19,341,904	20,710,007
Fannie Mae, 4.5%, 7/01/2042	5,901,679	6,438,779
Fannie Mae, 3.5%, 7/01/2043	5,823,036	6,112,474
Fannie Mae, 5.745%, 7/01/2016	768,258	767,489
Fannie Mae, 5.93%, 9/01/2016	1,048,827	1,048,264
Fannie Mae, 5.5%, 12/01/2016 - 12/01/2038	24,712,545	27,794,148
Fannie Mae, 5.599%, 1/01/2017	11,883	11,885
Fannie Mae, 5.28%, 3/01/2017	2,388,528	2,425,495
Fannie Mae, 5.54%, 4/01/2017	1,324,371	1,351,424
Fannie Mae, 5.482%, 6/01/2017	496,469	503,038
Fannie Mae, 2.71%, 11/01/2017	1,362,706	1,387,484
Fannie Mae, 5%, 2/01/2018 - 3/01/2042	28,753,516	31,865,244
Fannie Mae, 3.99%, 4/01/2018	2,362,535	2,463,540
Fannie Mae, 3.828%, 7/01/2018	2,429,457	2,548,887
Fannie Mae, 2.578%, 9/25/2018	10,355,034	10,600,301
Fannie Mae, 5.18%, 3/01/2019	482,806	517,438
Fannie Mae, 4.88%, 3/01/2020	486,013	519,384
Fannie Mae, 5.19%, 9/01/2020	2,394,438	2,611,993
Fannie Mae, 4.449%, 1/01/2021	7,199,607	7,907,035
Fannie Mae, 2.41%, 5/01/2023	2,740,786	2,797,221
Fannie Mae, 2.55%, 5/01/2023	1,416,005	1,457,103

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.5%, 5/01/2025	$605,549	$644,678
Fannie Mae, 3%, 3/01/2027 - 12/01/2030	15,756,153	16,502,391
Fannie Mae, 6.5%, 11/01/2031 - 1/01/2033	191,766	225,084
Fannie Mae, 4.5%, 3/01/2034 - 6/01/2044	65,891,024	71,909,229
Fannie Mae, 6%, 5/01/2034 - 10/01/2038	8,290,936	9,507,068
Fannie Mae, 4%, 9/01/2040 - 2/01/2045	135,344,943	144,906,303
Fannie Mae, 3.5%, 11/01/2041 - 8/01/2043	19,727,036	20,768,914
Fannie Mae, 3.5%, 4/01/2043	6,111,389	6,415,638
Freddie Mac, 3.5%, 7/01/2042	8,583,064	9,004,888
Freddie Mac, 3%, 10/01/2042	485,303	498,076
Freddie Mac, 4%, 4/01/2044 - 9/01/2044	51,656,069	55,177,278
Freddie Mac, 5.5%, 9/01/2017 - 1/01/2038	5,262,182	5,898,994
Freddie Mac, 3.154%, 2/25/2018	3,363,961	3,464,532
Freddie Mac, 5%, 5/01/2018 - 7/01/2041	14,276,698	15,844,254
Freddie Mac, 2.412%, 8/25/2018	4,456,449	4,560,027
Freddie Mac, 2.303%, 9/25/2018	2,082,610	2,130,293
Freddie Mac, 2.323%, 10/25/2018	5,242,900	5,372,093
Freddie Mac, 2.13%, 1/25/2019	14,311,177	14,603,049
Freddie Mac, 2.456%, 8/25/2019	8,678,700	8,924,402
Freddie Mac, 1.869%, 11/25/2019	8,085,656	8,200,246
Freddie Mac, 4.251%, 1/25/2020	4,571,747	4,988,698
Freddie Mac, 2.313%, 3/25/2020	8,776,095	9,029,695
Freddie Mac, 3.034%, 10/25/2020	8,789,595	9,305,309
Freddie Mac, 2.856%, 1/25/2021	3,964,238	4,178,618
Freddie Mac, 2.791%, 1/25/2022	7,531,183	7,930,495
Freddie Mac, 2.716%, 6/25/2022	3,871,347	4,059,442
Freddie Mac, 2.355%, 7/25/2022	11,185,880	11,483,039
Freddie Mac, 2.682%, 10/25/2022	3,654,697	3,817,044
Freddie Mac, 3.32%, 2/25/2023	5,338,365	5,774,893
Freddie Mac, 3.25%, 4/25/2023	8,243,801	8,879,021
Freddie Mac, 3.06%, 7/25/2023	5,578,476	5,935,405
Freddie Mac, 3.531%, 7/25/2023	2,965,223	3,247,057
Freddie Mac, 3.458%, 8/25/2023	17,139,469	18,653,844
Freddie Mac, 2.67%, 12/25/2024	5,244,828	5,393,932
Freddie Mac, 2.811%, 1/25/2025	8,153,157	8,464,469
Freddie Mac, 3.329%, 5/25/2025	9,488,712	10,222,493
Freddie Mac, 4%, 7/01/2025 - 11/01/2043	29,613,744	31,667,554
Freddie Mac, 4.5%, 7/01/2025 - 6/01/2041	5,653,953	6,141,745
Freddie Mac, 2.745%, 1/25/2026	6,034,590	6,206,610
Freddie Mac, 3.5%, 8/01/2026 - 12/01/2045	43,443,480	45,606,192
Freddie Mac, 3%, 11/01/2030 - 5/01/2043	14,610,532	15,189,242
Freddie Mac, 6%, 11/01/2033 - 7/01/2038	2,423,032	2,783,322
Freddie Mac, TBA, 4%, 5/01/2046	18,167,782	19,399,785

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Ginnie Mae, 5.5%, 11/15/2032 - 1/20/2042	$3,802,991	$4,231,652
Ginnie Mae, 6%, 2/15/2034 - 1/15/2038	3,272,346	3,745,291
Ginnie Mae, 4.5%, 4/15/2039 - 2/20/2042	33,675,668	37,102,086
Ginnie Mae, 4%, 10/20/2040 - 2/20/2041	10,078,811	10,849,841
Ginnie Mae, 3.5%, 11/15/2040 - 12/20/2045	69,052,111	73,066,624

		$917,523,641
Network & Telecom - 1.1%
AT&T, Inc., 4.5%, 5/15/2035	$18,962,000	$19,070,956
Frontier Communications Corp., 11%, 9/15/2025 (n)	11,340,000	11,453,400
Verizon Communications, Inc., 6.55%, 9/15/2043	14,104,000	18,603,698

		$49,128,054
Oil Services - 0.2%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/2022 (n)	$8,092,239	$1,051,991
Schlumberger Norge A.S., 1.25%, 8/01/2017 (n)	6,980,000	6,967,185

		$8,019,176
Oils - 0.3%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$8,387,000	$7,010,022
Valero Energy Corp., 4.9%, 3/15/2045	8,366,000	7,800,601

		$14,810,623
Other Banks & Diversified Financials - 2.0%
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.7%, 9/09/2018 (n)	$4,209,000	$4,298,803
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	3,587,000	3,936,733
BPCE S.A., 4.5%, 3/15/2025 (n)	7,909,000	7,788,032
Capital One Bank (USA) N.A., 3.375%, 2/15/2023	4,224,000	4,250,556
Capital One Financial Corp., 6.15%, 9/01/2016	3,939,000	4,002,406
Citigroup, Inc., 4.4%, 6/10/2025	6,744,000	6,960,570
Citizens Financial Group, Inc., 4.3%, 12/03/2025	3,750,000	3,869,164
Discover Bank, 7%, 4/15/2020	9,486,000	10,751,859
Discover Bank, 3.1%, 6/04/2020	4,834,000	4,924,541
Discover Financial Services, 3.75%, 3/04/2025	1,165,000	1,154,743
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/49 (n)	11,852,000	14,728,480
Intesa Sanpaolo S.p.A., 5.71%, 1/15/2026 (n)	4,049,000	3,934,794
Macquarie Group Ltd., 3%, 12/03/2018 (n)	359,000	368,381
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	7,454,000	7,647,737
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	13,745,000	13,788,379

		$92,405,178
Pharmaceuticals - 2.3%
AbbVie, Inc., 4.5%, 5/14/2035	$2,562,000	$2,665,039
Actavis Funding SCS, 3%, 3/12/2020	7,377,000	7,535,156

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - continued
Actavis Funding SCS, 4.55%, 3/15/2035	$10,641,000	$10,644,714
Bayer U.S. Finance LLC, 3.375%, 10/08/2024 (n)	3,922,000	4,169,514
Biogen, Inc., 5.2%, 9/15/2045	7,255,000	8,266,956
Celgene Corp., 1.9%, 8/15/2017	6,995,000	7,048,673
Celgene Corp., 2.875%, 8/15/2020	19,596,000	20,295,185
Endo Finance LLC/Endo Finco, Inc., 6%, 7/15/2023 (n)	5,120,000	5,024,000
Forest Laboratories, Inc., 4.875%, 2/15/2021 (n)	22,709,000	24,827,341
Gilead Sciences, Inc., 2.35%, 2/01/2020	1,117,000	1,147,012
Gilead Sciences, Inc., 4.8%, 4/01/2044	8,010,000	9,058,829
Gilead Sciences, Inc., 4.75%, 3/01/2046	5,258,000	5,832,447

		$106,514,866
Precious Metals & Minerals - 0.0%
Teck Resources Ltd., 6%, 8/15/2040	$1,121,000	$815,180

Real Estate - Apartment - 0.1%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/2023	$3,027,000	$3,209,570

Real Estate - Healthcare - 0.3%
HCP, Inc., REIT, 3.875%, 8/15/2024	$7,309,000	$7,169,976
HCP, Inc., REIT, 5.375%, 2/01/2021	4,764,000	5,238,070

		$12,408,046
Real Estate - Office - 0.2%
Boston Properties LP, REIT, 3.7%, 11/15/2018	$5,248,000	$5,499,474
Boston Properties LP, REIT, 3.8%, 2/01/2024	5,346,000	5,656,506

		$11,155,980
Real Estate - Other - 0.1%
Liberty Property LP, REIT, 5.5%, 12/15/2016	$4,401,000	$4,504,001

Real Estate - Retail - 0.6%
Brixmor Operating Partnership LP, REIT, 3.875%, 8/15/2022	$9,072,000	$9,169,479
DDR Corp., REIT, 4.625%, 7/15/2022	3,961,000	4,212,654
DDR Corp., REIT, 3.375%, 5/15/2023	9,243,000	9,046,522
Simon Property Group, Inc., REIT, 10.35%, 4/01/2019	4,430,000	5,441,777

		$27,870,432
Restaurants - 0.2%
McDonald’s Corp., 3.7%, 1/30/2026	$7,333,000	$7,852,008
YUM! Brands, Inc., 5.35%, 11/01/2043	1,204,000	966,210

		$8,818,218

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - 0.2%
Gap, Inc., 5.95%, 4/12/2021	$5,264,000	$5,613,793
Home Depot, Inc., 2.625%, 6/01/2022	3,386,000	3,504,341

		$9,118,134
Supermarkets - 0.1%
Kroger Co., 3.85%, 8/01/2023	$3,168,000	$3,430,865

Telecommunications - Wireless - 0.6%
American Tower Corp., REIT, 5%, 2/15/2024	$8,466,000	$9,403,669
Crown Castle International Corp., 3.7%, 6/15/2026	4,158,000	4,221,900
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	1,332,000	1,424,423
Numericable Group S.A., 6%, 5/15/2022 (n)	5,120,000	5,126,656
SBA Tower Trust, 2.898%, 10/15/2044 (n)	7,400,000	7,424,873

		$27,601,521
Tobacco - 1.0%
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	$16,395,000	$17,272,706
Reynolds American, Inc., 8.125%, 6/23/2019	4,863,000	5,800,664
Reynolds American, Inc., 4%, 6/12/2022	12,284,000	13,358,162
Reynolds American, Inc., 4.45%, 6/12/2025	6,212,000	6,879,579
Reynolds American, Inc., 5.85%, 8/15/2045	1,086,000	1,333,041

		$44,644,152
Transportation - Services - 0.2%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$1,961,000	$2,076,495
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	2,925,000	3,780,469
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	1,396,000	1,409,678
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	10,584,000	4,260,060

		$11,526,702
U.S. Government Agencies and Equivalents - 1.8%
National Credit Union Administration Guaranteed Note, 2.9%, 10/29/2020	$888,759	$889,103
Small Business Administration, 5.94%, 7/01/2016	4,507	4,543
Small Business Administration, 5.37%, 9/01/2016	20,300	20,497
Small Business Administration, 6.35%, 4/01/2021	2,943	3,204
Small Business Administration, 6.34%, 5/01/2021	3,681	3,989
Small Business Administration, 6.44%, 6/01/2021	4,899	5,289
Small Business Administration, 5.34%, 11/01/2021	26,694	28,499
Small Business Administration, 6.07%, 3/01/2022	19,259	20,765
Small Business Administration, 4.35%, 7/01/2023	227,689	240,656
Small Business Administration, 4.98%, 11/01/2023	299,309	326,077
Small Business Administration, 4.89%, 12/01/2023	289,027	312,185
Small Business Administration, 4.93%, 1/01/2024	415,442	449,113

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 4.34%, 3/01/2024	$437,924	$462,003
Small Business Administration, 5.18%, 5/01/2024	357,755	389,297
Small Business Administration, 5.52%, 6/01/2024	395,066	432,825
Small Business Administration, 5.19%, 7/01/2024	469,638	510,903
Small Business Administration, 4.86%, 10/01/2024	274,439	294,749
Small Business Administration, 4.57%, 6/01/2025	702,429	748,861
Small Business Administration, 4.76%, 9/01/2025	1,896,118	2,034,744
Small Business Administration, 5.39%, 12/01/2025	190,659	210,599
Small Business Administration, 5.35%, 2/01/2026	1,093,020	1,199,391
Small Business Administration, 3.25%, 11/01/2030	2,767,296	2,917,419
Small Business Administration, 2.85%, 9/01/2031	4,597,395	4,772,962
Small Business Administration, 2.37%, 8/01/2032	3,519,953	3,556,194
Small Business Administration, 2.13%, 1/01/2033	5,269,068	5,282,136
Small Business Administration, 2.21%, 2/01/2033	1,297,953	1,302,736
Small Business Administration, 2.22%, 3/01/2033	4,799,374	4,840,655
Small Business Administration, 2.08%, 4/01/2033	7,427,997	7,432,995
Small Business Administration, 2.45%, 6/01/2033	10,333,231	10,483,688
Small Business Administration, 3.15%, 7/01/2033	12,600,697	13,182,902
Small Business Administration, 3.16%, 8/01/2033	12,151,280	12,754,972
Small Business Administration, 3.62%, 9/01/2033	6,575,192	7,112,791

		$82,226,742
U.S. Treasury Obligations - 22.1%
U.S. Treasury Bonds, 4.5%, 2/15/2036	$59,911,000	$81,504,722
U.S. Treasury Bonds, 5%, 5/15/2037	2,461,000	3,570,468
U.S. Treasury Bonds, 4.5%, 8/15/2039	23,376,100	31,782,356
U.S. Treasury Bonds, 2.875%, 5/15/2043	13,897,300	14,535,714
U.S. Treasury Bonds, 2.5%, 2/15/2045	65,456,000	63,236,649
U.S. Treasury Notes, 5.125%, 5/15/2016	78,447,000	78,585,773
U.S. Treasury Notes, 0.875%, 12/31/2016	47,001,000	47,109,337
U.S. Treasury Notes, 0.75%, 6/30/2017 (f)	209,264,539	209,501,636
U.S. Treasury Notes, 1%, 12/15/2017	4,822,000	4,842,908
U.S. Treasury Notes, 2.75%, 2/15/2019	66,272,900	69,695,299
U.S. Treasury Notes, 1%, 6/30/2019	66,254,000	66,336,818
U.S. Treasury Notes, 1.625%, 6/30/2019	310,126,000	316,534,444
U.S. Treasury Notes, 1.625%, 11/30/2020	30,073,000	30,596,932

		$1,017,833,056
Utilities - Electric Power - 2.3%
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043	$7,883,000	$9,392,650
CMS Energy Corp., 6.25%, 2/01/2020	4,120,000	4,714,829
CMS Energy Corp., 5.05%, 3/15/2022	4,088,000	4,612,127
Constellation Energy Group, Inc., 5.15%, 12/01/2020	3,246,000	3,631,060
Dominion Resources, Inc., 3.625%, 12/01/2024	16,065,000	16,556,798

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Dominion Resources, Inc., 3.9%, 10/01/2025	$3,044,000	$3,202,178
EDP Finance B.V., 4.9%, 10/01/2019 (n)	4,472,000	4,717,826
EDP Finance B.V., 5.25%, 1/14/2021 (n)	14,266,000	15,025,237
Enel Finance International S.A., 6.25%, 9/15/2017 (n)	5,169,000	5,489,840
Exelon Corp., 4.45%, 4/15/2046	8,845,000	9,131,198
Exelon Generation Co. LLC, 4.25%, 6/15/2022	8,781,000	9,253,953
PPL Capital Funding, Inc., 5%, 3/15/2044	4,130,000	4,573,715
PPL Corp., 3.5%, 12/01/2022	3,472,000	3,639,892
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	11,101,000	12,297,410

		$106,238,713
Total Bonds (Identified Cost, $4,467,497,507)		$4,545,866,050

	Strike Price	First Exercise

Warrants - 0.0%
Medical & Health Technology & Services - 0.0%
HealthSouth Corp. (1 share for 1 warrant) (a) (Identified Cost, $0)	$41.40	1/04/16	179	$646

Money Market Funds - 3.0%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)			138,968,711	$138,968,711
Total Investments (Identified Cost, $4,606,466,218)				$4,684,835,407

Other Assets, Less Liabilities - (1.5)%				(70,143,775)
Net Assets - 100.0%				$4,614,691,632

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $613,085,659 representing 13.3% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from

26

Portfolio of Investments – continued

registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 0.749%, 8/25/2035	6/09/05	$318,684	$273,677
Bayview Commercial Asset Trust, FRN, 0%, 4/25/2036	2/28/06	728,481	28,196
Bayview Commercial Asset Trust, FRN, 0.709%, 4/25/2036	2/23/06	264,168	235,480
Bayview Commercial Asset Trust, FRN, 0%, 7/25/2036	5/16/06-5/29/09	581,186	1
Bayview Commercial Asset Trust, FRN, 0%, 10/25/2036	9/11/06	385,717	1
Bayview Commercial Asset Trust, FRN, 0%, 12/25/2036	10/25/06	909,735	1
Bayview Commercial Asset Trust, FRN, 0%, 3/25/2037	1/26/07-5/29/09	0	1
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.038%, 12/28/2040	3/01/06	2,511,015	1,823,393
Commercial Mortgage Asset Trust, FRN, 0.643%, 1/17/2032	8/25/03-4/09/12	6,129	4,843
Falcon Franchise Loan LLC, FRN, 6.72%, 1/05/2023	1/18/02-3/23/11	1,505	1,112
Falcon Franchise Loan LLC, FRN, 54.063%, 1/05/2025	1/29/03-3/23/11	4,411	12,958
First Union National Bank Commercial Mortgage, FRN, 1.734%, 1/12/2043	12/11/03-4/09/12	588	1,817
Hertz Fleet Lease Funding LP, 2014-1, FRN, 0.836%, 4/10/2028	3/25/14	5,054,553	5,043,637
Morgan Stanley Capital I, Inc., FRN, 1.695%, 3/15/2031	6/10/03	3,683	13
Preferred Term Securities XIX Ltd., CDO, FRN, 0.984%, 12/22/2035	9/08/05-3/28/11	5,516,828	3,754,980
SES S.A., 5.3%, 4/04/2043	1/08/14	3,968,213	3,708,517
Total Restricted Securities			$14,888,627
% of Net assets			0.3%
The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Derivative Contracts at 4/30/16

Futures Contracts at 4/30/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	200	$26,012,500	June - 2016	$113,337

27

Portfolio of Investments – continued

Futures Contracts at 4/30/16 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Long)	USD	200	$24,182,813	June - 2016	$(60,081)
U.S. Treasury Ultra Bond (Long)	USD	55	9,423,906	June - 2016	(179,978)

					$(240,059)

At April 30, 2016, the fund had liquid securities with an aggregate value of $181,205 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $4,467,497,507)	$4,545,866,696
Underlying affiliated funds, at cost and value	138,968,711
Total investments, at value (identified cost, $4,606,466,218)	$4,684,835,407
Cash	154,714
Receivables for
Daily variation margin on open futures contracts	46,725
Investments sold	35,110,328
TBA sale commitments	26,299,518
Fund shares sold	12,950,528
Interest	32,743,343
Receivable from investment adviser	105,492
Other assets	15,402
Total assets	$4,792,261,457
Liabilities
Payables for
Distributions	$2,361,498
Investments purchased	124,316,921
TBA purchase commitments	45,606,468
Fund shares reacquired	3,702,705
Payable to affiliates
Shareholder servicing costs	1,210,900
Distribution and service fees	41,466
Program manager fees	40
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	329,813
Total liabilities	$177,569,825
Net assets	$4,614,691,632
Net assets consist of
Paid-in capital	$4,588,130,380
Unrealized appreciation (depreciation) on investments	78,242,467
Accumulated net realized gain (loss) on investments	(51,804,554)
Undistributed net investment income	123,339
Net assets	$4,614,691,632
Shares of beneficial interest outstanding	427,633,866

29

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,829,002,183	169,514,510	$10.79
Class B	29,350,927	2,716,611	10.80
Class C	150,595,922	13,940,533	10.80
Class I	914,983,683	84,790,423	10.79
Class R1	3,584,485	331,707	10.81
Class R2	49,041,886	4,547,495	10.78
Class R3	88,496,024	8,203,390	10.79
Class R4	116,247,599	10,771,922	10.79
Class R5	1,423,634,770	131,912,873	10.79
Class 529A	6,132,140	569,113	10.77
Class 529B	339,134	31,385	10.81
Class 529C	3,282,879	303,904	10.80

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $11.27 [100 / 95.75 x $10.79] and $11.25 [100 / 95.75 x $10.77], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$150,499,984
Dividends from underlying affiliated funds	288,542
Total investment income	$150,788,526
Expenses
Management fee	$21,370,717
Distribution and service fees	6,228,451
Shareholder servicing costs	3,677,803
Program manager fees	7,977
Administrative services fee	632,192
Independent Trustees’ compensation	50,536
Custodian fee	266,947
Shareholder communications	466,797
Audit and tax fees	76,551
Legal fees	40,929
Miscellaneous	398,001
Total expenses	$33,216,901
Reduction of expenses by investment adviser and distributor	(3,770,094)
Net expenses	$29,446,807
Net investment income	$121,341,719
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(15,071,989)
Futures contracts	2,607,412
Swap agreements	510,966
Net realized gain (loss) on investments	$(11,953,611)
Change in unrealized appreciation (depreciation)
Investments	$(23,158,390)
Futures contracts	(398,668)
Net unrealized gain (loss) on investments	$(23,557,058)
Net realized and unrealized gain (loss) on investments	$(35,510,669)
Change in net assets from operations	$85,831,050

See Notes to Financial Statements

31

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2016	2015
Change in net assets
From operations
Net investment income	$121,341,719	$109,740,826
Net realized gain (loss) on investments	(11,953,611)	51,061,606
Net unrealized gain (loss) on investments	(23,557,058)	8,178,215
Change in net assets from operations	$85,831,050	$168,980,647
Distributions declared to shareholders
From net investment income	$(135,033,138)	$(124,053,696)
From net realized gain on investments	(16,635,002)	(16,119,295)
Total distributions declared to shareholders	$(151,668,140)	$(140,172,991)
Change in net assets from fund share transactions	$88,315,050	$572,651,239
Total change in net assets	$22,477,960	$601,458,895
Net assets
At beginning of period	4,592,213,672	3,990,754,777
At end of period (including undistributed net investment income of $123,339 and $1,808,519, respectively)	$4,614,691,632	$4,592,213,672

See Notes to Financial Statements

32

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.96	$10.89	$11.13		$10.84	$10.57
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.27	$0.30		$0.29	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	0.15	(0.21)		0.35	0.32
Total from investment operations	$0.18	$0.42	$0.09		$0.64	$0.67
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.33)		$(0.35)	$(0.40)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.35)	$(0.35)	$(0.33)		$(0.35)	$(0.40)
Net asset value, end of period (x)	$10.79	$10.96	$10.89		$11.13	$10.84
Total return (%) (r)(s)(t)(x)	1.76	3.89	0.92		5.97	6.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.89	0.90		0.91	0.92
Expenses after expense reductions (f)	0.74	0.77	0.79		0.81	0.82
Net investment income	2.63	2.46	2.74		2.63	3.27
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$1,829,002	$1,495,612	$1,153,059		$1,133,559	$1,009,130

See Notes to Financial Statements

33

Financial Highlights – continued

Class B	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.97	$10.90	$11.15		$10.86	$10.58
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.19	$0.22		$0.21	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	0.14	(0.22)		0.35	0.32
Total from investment operations	$0.10	$0.33	$—		$0.56	$0.59
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.22)	$(0.25)		$(0.27)	$(0.31)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.27)	$(0.26)	$(0.25)		$(0.27)	$(0.31)
Net asset value, end of period (x)	$10.80	$10.97	$10.90		$11.15	$10.86
Total return (%) (r)(s)(t)(x)	1.01	3.12	0.08		5.18	5.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.64	1.65		1.66	1.67
Expenses after expense reductions (f)	1.49	1.52	1.54		1.56	1.60
Net investment income	1.89	1.72	2.00		1.88	2.48
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$29,351	$30,730	$33,000		$43,999	$43,939

Class C	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.97	$10.90	$11.15		$10.86	$10.58
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.18	$0.20		$0.20	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	0.14	(0.21)		0.35	0.33
Total from investment operations	$0.09	$0.32	$(0.01)		$0.55	$0.59
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.21)	$(0.24)		$(0.26)	$(0.31)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.26)	$(0.25)	$(0.24)		$(0.26)	$(0.31)
Net asset value, end of period (x)	$10.80	$10.97	$10.90		$11.15	$10.86
Total return (%) (r)(s)(t)(x)	0.91	3.02	(0.03)		5.08	5.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.64	1.65		1.66	1.67
Expenses after expense reductions (f)	1.59	1.62	1.65		1.66	1.67
Net investment income	1.78	1.61	1.90		1.78	2.41
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$150,596	$135,948	$115,495		$161,290	$153,898

See Notes to Financial Statements

34

Financial Highlights – continued

Class I	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.96	$10.89	$11.14		$10.85	$10.57
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.29	$0.31		$0.31	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	0.14	(0.21)		0.35	0.32
Total from investment operations	$0.20	$0.43	$0.10		$0.66	$0.69
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.32)	$(0.35)		$(0.37)	$(0.41)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.37)	$(0.36)	$(0.35)		$(0.37)	$(0.41)
Net asset value, end of period (x)	$10.79	$10.96	$10.89		$11.14	$10.85
Total return (%) (r)(s)(x)	1.92	4.05	0.98		6.13	6.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.64	0.65		0.66	0.67
Expenses after expense reductions (f)	0.59	0.62	0.64		0.66	0.67
Net investment income	2.78	2.60	2.89		2.80	3.41
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$914,984	$1,274,021	$976,838		$1,028,060	$1,883,416

Class R1	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.97	$10.90	$11.15		$10.86	$10.59
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.18	$0.20		$0.20	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	0.14	(0.21)		0.35	0.32
Total from investment operations	$0.10	$0.32	$(0.01)		$0.55	$0.58
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.21)	$(0.24)		$(0.26)	$(0.31)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.26)	$(0.25)	$(0.24)		$(0.26)	$(0.31)
Net asset value, end of period (x)	$10.81	$10.97	$10.90		$11.15	$10.86
Total return (%) (r)(s)(x)	1.00	3.02	(0.03)		5.07	5.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.64	1.65		1.66	1.67
Expenses after expense reductions (f)	1.59	1.62	1.64		1.66	1.67
Net investment income	1.78	1.60	1.89		1.78	2.42
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$3,584	$4,153	$3,093		$3,310	$3,117

See Notes to Financial Statements

35

Financial Highlights – continued

Class R2	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.95	$10.88	$11.13		$10.84	$10.56
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.23	$0.26		$0.25	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	0.15	(0.22)		0.35	0.33
Total from investment operations	$0.15	$0.38	$0.04		$0.60	$0.64
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)	$(0.29)		$(0.31)	$(0.36)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.32)	$(0.31)	$(0.29)		$(0.31)	$(0.36)
Net asset value, end of period (x)	$10.78	$10.95	$10.88		$11.13	$10.84
Total return (%) (r)(s)(x)	1.41	3.53	0.47		5.60	6.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.14	1.15		1.16	1.17
Expenses after expense reductions (f)	1.09	1.12	1.15		1.16	1.17
Net investment income	2.29	2.12	2.40		2.29	2.93
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$49,042	$49,623	$42,233		$43,889	$45,433

Class R3	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.95	$10.88	$11.13		$10.84	$10.57
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.26	$0.29		$0.28	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	0.15	(0.22)		0.35	0.32
Total from investment operations	$0.18	$0.41	$0.07		$0.63	$0.66
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)	$(0.32)		$(0.34)	$(0.39)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.34)	$(0.34)	$(0.32)		$(0.34)	$(0.39)
Net asset value, end of period (x)	$10.79	$10.95	$10.88		$11.13	$10.84
Total return (%) (r)(s)(x)	1.76	3.79	0.72		5.87	6.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.89	0.90		0.91	0.92
Expenses after expense reductions (f)	0.84	0.87	0.89		0.91	0.92
Net investment income	2.53	2.36	2.65		2.52	3.16
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$88,496	$71,742	$48,842		$53,863	$41,177

See Notes to Financial Statements

36

Financial Highlights – continued

Class R4	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.96	$10.88	$11.13		$10.84	$10.57
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.28	$0.31		$0.30	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	0.16	(0.22)		0.36	0.32
Total from investment operations	$0.20	$0.44	$0.09		$0.66	$0.68
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.32)	$(0.34)		$(0.37)	$(0.41)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.37)	$(0.36)	$(0.34)		$(0.37)	$(0.41)
Net asset value, end of period (x)	$10.79	$10.96	$10.88		$11.13	$10.84
Total return (%) (r)(s)(x)	1.92	4.15	0.97		6.13	6.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.64	0.65		0.67	0.67
Expenses after expense reductions (f)	0.59	0.61	0.65		0.67	0.67
Net investment income	2.79	2.59	2.90		2.75	3.40
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$116,248	$150,418	$68,289		$84,048	$46,209

Class R5 (y)	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.96	$10.89	$11.14		$10.85	$10.57
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.30	$0.32		$0.31	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	0.14	(0.22)		0.32	0.33
Total from investment operations	$0.21	$0.44	$0.10		$0.63	$0.68
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.33)	$(0.35)		$(0.34)	$(0.40)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.38)	$(0.37)	$(0.35)		$(0.34)	$(0.40)
Net asset value, end of period (x)	$10.79	$10.96	$10.89		$11.14	$10.85
Total return (%) (r)(s)(x)	2.03	4.15	1.07		6.21	6.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.54	0.55		0.57	0.77
Expenses after expense reductions (f)	0.48	0.53	0.55		0.57	0.77
Net investment income	2.90	2.72	2.99		2.82	3.30
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$1,423,635	$1,371,926	$1,542,574		$1,222,616	$8,217

See Notes to Financial Statements

37

Financial Highlights – continued

Class 529A	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.94	$10.87	$11.11		$10.82	$10.55
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.27	$0.29		$0.29	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	0.14	(0.21)		0.34	0.32
Total from investment operations	$0.18	$0.41	$0.08		$0.63	$0.66
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.32)		$(0.34)	$(0.39)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.35)	$(0.34)	$(0.32)		$(0.34)	$(0.39)
Net asset value, end of period (x)	$10.77	$10.94	$10.87		$11.11	$10.82
Total return (%) (r)(s)(t)(x)	1.72	3.84	0.86		5.92	6.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.99	1.00		1.02	1.02
Expenses after expense reductions (f)	0.78	0.81	0.84		0.87	0.88
Net investment income	2.60	2.43	2.72		2.59	3.21
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$6,132	$4,713	$4,032		$4,909	$3,934

Class 529B	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.97	$10.90	$11.15		$10.86	$10.59
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.17	$0.20		$0.19	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	0.15	(0.22)		0.35	0.31
Total from investment operations	$0.10	$0.32	$(0.02)		$0.54	$0.57
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.21)	$(0.23)		$(0.25)	$(0.30)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.26)	$(0.25)	$(0.23)		$(0.25)	$(0.30)
Net asset value, end of period (x)	$10.81	$10.97	$10.90		$11.15	$10.86
Total return (%) (r)(s)(t)(x)	0.95	2.96	(0.08)		5.02	5.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.74	1.75		1.76	1.77
Expenses after expense reductions (f)	1.64	1.67	1.69		1.71	1.73
Net investment income	1.74	1.56	1.84		1.73	2.39
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$339	$396	$395		$458	$428

See Notes to Financial Statements

38

Financial Highlights – continued

Class 529C	Years ended 4/30
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$10.97	$10.90	$11.15		$10.85	$10.58
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.17	$0.20		$0.19	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	0.15	(0.22)		0.36	0.32
Total from investment operations	$0.09	$0.32	$(0.02)		$0.55	$0.57
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.21)	$(0.23)		$(0.25)	$(0.30)
From net realized gain on investments	(0.04)	(0.04)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.26)	$(0.25)	$(0.23)		$(0.25)	$(0.30)
Net asset value, end of period (x)	$10.80	$10.97	$10.90		$11.15	$10.85
Total return (%) (r)(s)(t)(x)	0.86	2.97	(0.08)		5.12	5.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.74	1.75		1.76	1.77
Expenses after expense reductions (f)	1.64	1.67	1.70		1.71	1.73
Net investment income	1.73	1.56	1.84		1.73	2.34
Portfolio turnover	53	72	52		95	59
Net assets at end of period (000 omitted)	$3,283	$2,933	$2,905		$4,097	$3,617

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

39

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

40

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is

41

Notes to Financial Statements – continued

principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of April 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$646	$—	$—	$646
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	1,100,059,794	—	1,100,059,794
Non-U.S. Sovereign Debt	—	11,636,975	—	11,636,975
U.S. Corporate Bonds	—	1,641,353,419	—	1,641,353,419
Residential Mortgage-Backed Securities	—	927,189,046	—	927,189,046
Commercial Mortgage-Backed Securities	—	382,044,156	—	382,044,156
Asset-Backed Securities (including CDOs)	—	203,499,094	—	203,499,094
Foreign Bonds	—	280,083,566	—	280,083,566
Mutual Funds	138,968,711	—	—	138,968,711
Total Investments	$138,969,357	$4,545,866,050	$—	$4,684,835,407

Other Financial Instruments
Futures Contracts	$(126,722)	$—	$—	$(126,722)

42

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$113,337	$(240,059)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$2,607,412	$—
Credit	—	510,966
Total	$2,607,412	$510,966

43

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(398,668)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the

44

Notes to Financial Statements – continued

futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to

45

Notes to Financial Statements – continued

the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S.

46

Notes to Financial Statements – continued

generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments and TBA sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all

47

Notes to Financial Statements – continued

transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the year ended April 30, 2016, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

48

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/16	4/30/15
Ordinary income (including any short-term capital gains)	$146,689,639	$134,228,286
Long-term capital gains	4,978,501	5,944,705
Total distributions	$151,668,140	$140,172,991

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/16
Cost of investments	$4,631,307,893
Gross appreciation	120,140,265
Gross depreciation	(66,612,751)
Net unrealized appreciation (depreciation)	$53,527,514
Undistributed ordinary income	12,121,223
Capital loss carryforwards	(26,063,113)
Other temporary differences	(13,024,372)

As of April 30, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(16,905,560)
Long-Term	(9,157,553)
Total	$(26,063,113)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

49

Notes to Financial Statements – continued

	From net investment income		From net realized gain on investments
	Year ended 4/30/16	Year ended 4/30/15	Year ended 4/30/16	Year ended 4/30/15
Class A	$47,093,072	$36,547,463	$6,028,919	$5,124,353
Class B	641,334	653,924	107,619	121,250
Class C	2,900,328	2,400,447	516,126	489,843
Class I	32,483,168	32,834,645	3,807,710	4,584,496
Class R1	80,124	77,034	14,311	15,596
Class R2	1,280,876	1,128,667	188,606	178,978
Class R3	2,330,965	1,534,474	322,360	229,433
Class R4	3,672,618	2,836,939	446,447	292,165
Class R5	44,346,367	45,862,041	5,174,537	5,055,048
Class 529A	141,152	116,917	17,306	15,852
Class 529B	7,490	7,250	1,327	1,471
Class 529C	55,644	53,895	9,734	10,810
Total	$135,033,138	$124,053,696	$16,635,002	$16,119,295

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $2.5 billion of average daily net assets	0.50%
Average daily net assets in excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2016, this management fee reduction amounted to $324,903, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2016 was equivalent to an annual effective rate of 0.47% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5	529A	529B	529C
0.74%	1.49%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.50%	0.79%	1.64%	1.64%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2016. For the year ended April 30, 2016, this reduction amounted to $1,800,974, which is included in the reduction of total expenses in the Statement of Operations.

50

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $506,758 and $825 for the year ended April 30, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$4,012,620
Class B	0.75%	0.25%	1.00%	0.90%	293,096
Class C	0.75%	0.25%	1.00%	1.00%	1,388,346
Class R1	0.75%	0.25%	1.00%	1.00%	38,419
Class R2	0.25%	0.25%	0.50%	0.50%	247,529
Class R3	—	0.25%	0.25%	0.25%	205,277
Class 529A	—	0.25%	0.25%	0.14%	12,192
Class 529B	0.75%	0.25%	1.00%	1.00%	3,677
Class 529C	0.75%	0.25%	1.00%	1.00%	27,295
Total Distribution and Service Fees				$6,228,451

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2016 based on each class’s average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2016, this waiver amounted to $1,609,908 and is included in the reduction of total expenses in the Statement of Operations. 0.10% of the Class B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2016, this waiver amounted to $29,162 and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2016. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2016, this rebate amounted to $19, $444, $22, $671, and $2 for Class B, Class C, Class R3, Class 529A, and Class 529B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the

51

Notes to Financial Statements – continued

event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2016, were as follows:

Amount
Class A	$23,280
Class B	50,747
Class C	28,159
Class 529B	145
Class 529C	260

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on August 31, 2016, unless MFD elects to extend the waiver. For the year ended April 30, 2016, this waiver amounted to $3,989 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended April 30, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2016, were as follows:

	Fee	Waiver
Class 529A	$4,877	$2,439
Class 529B	368	184
Class 529C	2,732	1,366
Total Program Manager Fees and Waivers	$7,977	$3,989

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2016, the fee was $199,010, which equated to 0.0045% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,478,793.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended

52

Notes to Financial Statements – continued

April 30, 2016 was equivalent to an annual effective rate of 0.0141% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2016, the fee paid by the fund under this agreement was $12,625 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 12, 41, 90 shares of Class R1, Class R3, and Class R5, respectively, for an aggregate amount of $1,532. On March 16, 2016, MFS purchased 59,694 shares of Class I for an aggregate amount of $635,146.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended April 30, 2016, the fund engaged in sale transactions pursuant to this policy, which amounted to $6,746,944. The sales transactions resulted in net realized gains (losses) of $(257,207).

(4) Portfolio Securities

For the year ended April 30, 2016, purchases and sales of investments, other than in-kind transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,595,162,443	$1,336,336,951
Investments (non-U.S. Government securities)	$942,550,689	$1,003,419,110

53

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/16		Year ended 4/30/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	57,293,371	$611,902,933	55,347,063	$606,413,553
Class B	424,782	4,535,891	308,010	3,378,935
Class C	4,173,377	44,609,939	3,861,421	42,383,474
Class I	29,684,075	316,915,431	84,747,174	927,754,402
Class R1	106,409	1,141,148	190,680	2,092,124
Class R2	1,099,913	11,758,217	1,502,959	16,471,490
Class R3	3,330,692	35,653,104	2,903,651	31,851,448
Class R4	4,091,681	43,914,267	8,942,469	97,631,748
Class R5	14,448,776	155,012,263	17,178,995	188,189,806
Class 529A	210,405	2,235,114	110,611	1,208,551
Class 529B	9,019	96,667	7,231	79,314
Class 529C	103,982	1,112,429	66,867	735,815
	114,976,482	$1,228,887,403	175,167,131	$1,918,190,660

Shares issued to shareholders in reinvestment of distributions
Class A	4,197,193	$44,818,511	3,188,479	$34,953,691
Class B	58,634	626,862	58,635	643,480
Class C	243,934	2,607,345	190,590	2,091,436
Class I	1,427,346	15,245,134	1,126,287	12,351,965
Class R1	8,826	94,374	8,434	92,558
Class R2	132,472	1,413,825	117,129	1,283,301
Class R3	248,499	2,652,177	160,925	1,763,630
Class R4	332,610	3,553,824	240,994	2,642,382
Class R5	4,542,221	48,532,555	4,644,243	50,917,089
Class 529A	14,811	157,988	12,099	132,441
Class 529B	816	8,714	792	8,690
Class 529C	6,099	65,202	5,878	64,479
	11,213,461	$119,776,511	9,754,485	$106,945,142

54

Notes to Financial Statements – continued

	Year ended 4/30/16		Year ended 4/30/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(28,476,935)	$(304,145,347)	(27,960,136)	$(306,389,116)
Class B	(567,699)	(6,080,286)	(593,371)	(6,511,599)
Class C	(2,869,105)	(30,691,615)	(2,256,205)	(24,749,785)
Class I	(62,567,302)	(672,154,602)	(59,325,807)	(651,554,142)
Class R1	(161,957)	(1,733,241)	(104,334)	(1,145,900)
Class R2	(1,216,348)	(12,945,625)	(970,716)	(10,641,027)
Class R3	(1,924,977)	(20,537,514)	(1,003,170)	(10,991,927)
Class R4	(7,381,847)	(79,334,922)	(1,727,792)	(18,937,881)
Class R5	(12,265,660)	(130,856,359)	(38,324,862)	(419,996,270)
Class 529A	(86,866)	(927,053)	(62,937)	(688,384)
Class 529B	(14,521)	(155,729)	(8,225)	(90,374)
Class 529C	(73,581)	(786,571)	(71,904)	(788,158)
	(117,606,798)	$(1,260,348,864)	(132,409,459)	$(1,452,484,563)

Net change
Class A	33,013,629	$352,576,097	30,575,406	$334,978,128
Class B	(84,283)	(917,533)	(226,726)	(2,489,184)
Class C	1,548,206	16,525,669	1,795,806	19,725,125
Class I	(31,455,881)	(339,994,037)	26,547,654	288,552,225
Class R1	(46,722)	(497,719)	94,780	1,038,782
Class R2	16,037	226,417	649,372	7,113,764
Class R3	1,654,214	17,767,767	2,061,406	22,623,151
Class R4	(2,957,556)	(31,866,831)	7,455,671	81,336,249
Class R5	6,725,337	72,688,459	(16,501,624)	(180,889,375)
Class 529A	138,350	1,466,049	59,773	652,608
Class 529B	(4,686)	(50,348)	(202)	(2,370)
Class 529C	36,500	391,060	841	12,136
	8,583,145	$88,315,050	52,512,157	$572,651,239

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 11%, 10%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

55

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2016, the fund’s commitment fee and interest expense were $15,339 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	73,157,551	1,311,873,421	(1,246,062,261)	138,968,711

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$288,542	$138,968,711

(8) Redemptions In-Kind

On April 12, 2016, the fund recorded redemption proceeds for a redemption in-kind of portfolio securities and cash that were valued at $168,127,329. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $3,924,865 for the fund.

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Total Return Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Bond Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Bond Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2016

57

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

59

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

60

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

61

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of June 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Joshua Marston Robert Persons

62

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2015 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $5,477,000 as capital gain dividends paid during the fiscal year.

63

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

64

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

65

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Messes. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification. Effective January 1, 2016, Mr. Steven E. Buller became a member of the Audit Committee and has been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Mr. Buller is an “independent” member of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). Effective January 1, 2016, Ms. Laurie J. Thomsen is no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended April 30, 2016 and 2015, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Corporate Bond Fund	61,981	61,981
MFS Limited Maturity Fund	53,800	53,800
MFS Municipal Limited Maturity Fund	44,430	44,430
MFS Total Return Bond Fund	65,179	65,179

Total	225,390	225,390

For the fiscal years ended April 30, 2016 and 2015, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS Corporate Bond Fund	0	0	6,885	6,885	0	1,590
To MFS Limited Maturity Fund	0	0	6,789	6,789	0	1,353
To MFS Municipal Limited Maturity Fund	0	0	6,221	6,221	0	1,349
To MFS Total Return Bond Fund	0	0	6,789	6,789	0	1,922
Total fees billed by Deloitte To above Funds:	0	0	26,684	26,684	0	6,214

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Corporate Bond Fund*	0	1,294,130	0	0	0	5,000
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	0	1,294,130	0	0	0	5,000
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	0	1,294,130	0	0	0	5,000
To MFS and MFS Related Entities of MFS Total Return Bond Fund*	0	1,294,130	0	0	0	5,000

	Aggregate Fees for Non-audit Services
	2016	2015
Fees billed by Deloitte:
To MFS Corporate Bond Fund, MFS and MFS Related Entities#	6,885	1,307,605
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	6,789	1,307,272
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	6,221	1,306,700
To MFS Total Return Bond Fund, MFS and MFS Related Entities#	6,789	1,307,841

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: June 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: June 16, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 16, 2016

*	Print name and title of each signing officer under his or her signature.